UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05002

Deutsche DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2020

Annual Report

Deutsche DWS Variable Series II

DWS Alternative Asset Allocation VIP

Contents

3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility, infrastructure and high-yield debt securities. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. Please read the prospectus for additional risks and specific details regarding the Fund’s risk profile.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE    NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Performance Summary	December 31, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.88% and 1.24% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000

MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

The Blended Index consists of 70% MSCI World Index and 30% Bloomberg Barclays U.S. Aggregate Bond Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,571	$11,015	$12,459	$12,998
	Average annual total return	5.71%	3.28%	4.50%	2.66%
MSCI World Index	Growth of $10,000	$11,590	$13,508	$17,776	$25,628
	Average annual total return	15.90%	10.54%	12.19%	9.87%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,751	$11,689	$12,424	$14,576
	Average annual total return	7.51%	5.34%	4.44%	3.84%
Blended Index	Growth of $10,000	$11,402	$13,071	$16,162	$22,167
	Average annual total return	14.02%	9.34%	10.08%	8.29%

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	3

DWS Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,532	$10,918	$12,266	$12,633
	Average annual total return	5.32%	2.97%	4.17%	2.36%
MSCI World Index	Growth of $10,000	$11,590	$13,508	$17,776	$25,628
	Average annual total return	15.90%	10.54%	12.19%	9.87%
Bloomberg Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,751	$11,689	$12,424	$14,576
	Average annual total return	7.51%	5.34%	4.44%	3.84%
Blended Index	Growth of $10,000	$11,402	$13,071	$16,162	$22,167
	Average annual total return	14.02%	9.34%	10.08%	8.29%

The growth of $10,000 is cumulative.

4	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Management Summary	December 31, 2020 (Unaudited)

The Fund returned 5.71% (Class A shares, unadjusted for contract charges) during the 12-month period ended December 31, 2020, trailing the 14.02% return of the Blended Index. Since the index captures the returns of traditional asset and not alternative assets, it is primarily used for references purposes.

Alternative investments generated mixed results in 2020. All categories sold off to varying degrees in the first calendar quarter, when the spreads of COVID-19 pressured returns for all but the safest investments. The broader financial markets began to rebound in late March in the wake of unprecedented stimulus provided by governments and central banks, but the recovery was uneven. While some categories climbed back into positive territory and closed the year with gains, others were unable to recapture their previous highs.

Among the asset classes represented in the Fund, the largest rallies occurred in convertible bonds and preferred stocks. The Fund invests in these areas through SPDR Bloomberg Barclays Convertible Securities ETF and iShares U.S. Preferred Stock ETF, respectively. Both performed well in the final nine months of the year thanks to their above-average equity sensitivity and investors’ ongoing demand for income. Convertible bonds did particularly well and were the best performing segment of the Fund. Numerous issuers came to the market near the March lows in an effort to shore up their balance sheets, and the securities subsequently rebounded as risk appetites returned and investors began to look ahead to a reopening of the economy.

The Fund’s allocation to emerging-markets debt also benefited from the broader rally to finish the year with a solid, mid-single digit gain. Similarly, floating rate securities performed well from late March onward due to their above-average credit sensitivity. A position in DWS Global Macro Fund, which can seek opportunities anywhere in the financial markets in an effort to generate positive absolute returns, also delivered a narrow gain.

Conversely, a number of holdings failed to recapture their pre-COVID highs and closed the year in the red. Among these were allocations to real estate investment trusts, commodities, and infrastructure stocks. The Fund was also hurt to some extent by the underperformance of its underlying active managers versus their respective benchmarks. An above-average cash position was a further drag on absolute returns at a time of generally positive performance for most major asset classes.

Alternative assets underperformed traditional categories in 2020, but we believe they remain a vital source of longer-term portfolio diversification. The role of alternative assets may be especially important in the current environment. The major global equity indexes closed the year at or near all-time highs, and valuations were extended across broad segments of the market. Opportunities in core fixed income also appeared to be limited, with the ultra-low yields on government debt indicating lower upside potential.

We would also note that inflation expectations increased considerably in the final three months of 2020. While it has been quite some time since inflation has moved above 2%, the extremely accommodative policies of the world’s central banks suggest that the odds of rising inflation may be increasing. For example, the U.S. Federal Reserve (Fed) adopted a new policy regime under which a 2% inflation rate is no longer its ceiling, but rather its longer-term average target. This change indicates that the Fed may allow inflation to run higher than this level for an extended period before it tightens policy.

We believe these factors provide a positive foundation for alternative assets. In this environment, we see an advantage from our ability to capture numerous sources of return potential across the full spectrum of the alternative universe. Our mandate provides us with the flexibility to capitalize on value and avoid risk, an active approach whose merits may become more apparent if the returns of traditional assets begin to moderate.

Dokyoung Lee, CFA, Director

Darwei Kung, Managing Director

Sophia Noisten, Associate

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	5

Terms to Know

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index, 70%) and bonds (the Bloomberg Barclays U.S. Aggregate Bond Index, 30%). These results are summed to produce the aggregate benchmark. MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float adjusted market capitalization in each country. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass through securities, and asset-backed securities with average maturities of one year or more. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Convertible bonds are bonds that are issued by corporations and that can be converted to shares of the issuing company’s stock at the bondholder’s discretion.

Preferred stocks are hybrid securities that offer some of the features of both stocks and bonds.

An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

6	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Portfolio Summary	(Unaudited)

Asset Allocation* (As a % of Investment Portfolio)	12/31/20	12/31/19
Real Asset	41%	39%
DWS Enhanced Commodity Strategy Fund	12%	12%
DWS RREEF Global Infrastructure Fund	11%	11%
DWS RREEF Real Estate Securities Fund	10%	7%
iShares Global Infrastructure ETF	5%	6%
SPDR S&P Global Natural Resources ETF	2%	—
DWS RREEF Global Real Estate Securities Fund	1%	3%

Alternative Fixed Income	19%	22%
DWS Floating Rate Fund	9%	11%
DWS Emerging Markets Fixed Income Fund	5%	5%
iShares JP Morgan USD Emerging Markets Bond ETF	5%	6%

Alternative Equity	30%	23%
SPDR Bloomberg Barclays Convertible Securities ETF	21%	15%
iShares U.S. Preferred Stock ETF	9%	8%

Absolute Return	5%	3%
DWS Global Macro Fund	5%	2%
Invesco DB U.S. Dollar Index Bullish Fund	—	1%

Cash Equivalents	5%	13%
DWS Central Cash Management Government Fund	5%	7%
DWS ESG Liquidity Fund	—	6%
	100%	100%

*

During the periods indicated, asset categories and investment strategies represented in the Fund’s portfolio fell into the following categories: Real Assets, Alternative Fixed Income, Alternative Equity, and Absolute Return. Real Asset investments have a tangible or physical aspect such as real estate or commodities. Alternative Fixed Income investments seek to offer exposure to categories generally not included in investors’ allocations and to foreign investments, many of which are not denominated in US dollars. Alternative Equity investments are investments primarily in convertible and preferred instruments that offer equity exposure. Absolute Return investments seek positive returns in all market environments or seek to increase the diversification or liquidity of the Fund’s portfolio.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 8.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	7

Investment Portfolio	as of December 31, 2020

	Shares	Value ($)
Mutual Funds 52.7%

DWS Emerging Markets Fixed Income Fund “Institutional” (a)	2,641,114	24,932,114

DWS Enhanced Commodity Strategy Fund “Institutional” (a)	5,841,969	53,979,797

DWS Floating Rate Fund “Institutional” (a)	5,157,327	40,691,313

DWS Global Macro Fund “Institutional” (a)	2,218,432	22,250,874

DWS RREEF Global Infrastructure Fund “Institutional” (a)	3,357,839	53,154,596

DWS RREEF Global Real Estate Securities Fund “Institutional” (a)	616,779	4,792,369
DWS RREEF Real Estate Securities Fund “Institutional” (a)	2,161,192	44,650,237
Total Mutual Funds (Cost $243,460,567)		244,451,300

Exchange-Traded Funds 42.3%

iShares Global Infrastructure ETF	490,135	21,423,801

	Shares	Value ($)

iShares JP Morgan USD Emerging Markets Bond ETF	187,560	21,740,080

iShares U.S. Preferred Stock ETF	1,104,703	42,542,112

SPDR Bloomberg Barclays Convertible Securities ETF	1,198,544	99,227,457
SPDR S&P Global Natural Resources ETF	258,982	11,597,214
Total Exchange-Traded Funds (Cost $159,969,198)		196,530,664

Cash Equivalents 5.1%
DWS Central Cash Management Government Fund, 0.08% (a) (b) (Cost $23,563,848)	23,563,848	23,563,848

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $426,993,613)	100.1	464,545,812
Other Assets and Liabilities, Net	(0.1)	(495,321)
Net Assets	100.0	464,050,491

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the year ended December 31, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Mutual Funds 52.7%
DWS Emerging Markets Fixed Income Fund “Institutional” (a)
19,550,537	5,049,336	—	—	332,241	1,024,036	—	2,641,114	24,932,114
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
45,239,972	9,263,234	—	—	(523,409)	745,935	—	5,841,969	53,979,797
DWS Floating Rate Fund “Institutional” (a)
39,558,492	9,996,192	6,650,000	(1,747,233)	(466,138)	1,400,691	—	5,157,327	40,691,313
DWS Global Macro Fund “Institutional” (a)
8,887,591	12,962,710	—	—	400,573	178,561	—	2,218,432	22,250,874
DWS RREEF Global Infrastructure Fund “Institutional” (a)
43,335,324	10,886,266	—	—	(1,066,994)	809,266	155,531	3,357,839	53,154,596
DWS RREEF Global Real Estate Securities Fund “Institutional” (a)
11,176,441	4,595,000	7,995,645	(3,069,600)	86,173	—	—	616,779	4,792,369
DWS RREEF Real Estate Securities Fund “Institutional” (a)
26,423,025	29,377,292	11,474,000	(389,114)	713,034	1,149,651	412,042	2,161,192	44,650,237
Cash Equivalents 5.1%
DWS Central Cash Management Government Fund, 0.08% (a) (b)
27,144,085	146,117,255	149,697,492	—	—	171,301	—	23,563,848	23,563,848
DWS ESG Liquidity Fund, 0.18% (a) (b)
22,402,874	33,525,574	55,961,490	35,178	(2,136)	208,045	—	—	—
243,718,341	261,772,859	231,778,627	(5,170,769)	(526,656)	5,687,486	567,573	45,558,500	268,015,148

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.

(b)	The rate shown is the annualized seven-day yield at period end.

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$244,451,300	$—	$—	$244,451,300
Exchange-Traded Funds	196,530,664	—	—	196,530,664
Short-Term Investments	23,563,848	—	—	23,563,848
Total	$464,545,812	$—	$—	$464,545,812

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in affiliated Underlying Funds, at value (cost $267,024,415)	$268,015,148
Investments in non-affiliated Underlying Funds, at value (cost $159,969,198)	196,530,664
Receivable for Fund shares sold	2,470
Interest receivable	1,763
Other assets	8,682
Total assets	464,558,727

Liabilities
Payable for Fund shares redeemed	169,671
Accrued Management fee	40,966
Accrued Trustees’ fees	4,103
Other accrued expenses and payables	293,496
Total liabilities	508,236
Net assets, at value	$464,050,491

Net Assets Consist of
Distributable earnings (loss)	$25,276,153
Paid-in capital	438,774,338
Net assets, at value	$464,050,491
Class A

Net Asset Value, offering and redemption price per share ($36,993,774 ÷ 2,699,800 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.70
Class B

Net Asset Value, offering and redemption price per share ($427,056,717 ÷ 31,208,785 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.68

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:
Income distributions from affiliated Underlying Funds	$5,687,486
Dividends	4,751,339
Total income	10,438,825
Expenses:
Management fee	412,424
Administration fee	402,008
Recordkeeping fees (Class B)	494,690
Services to shareholders	1,108
Distribution and service fees (Class B)	948,590
Custodian fee	5,692
Professional fees	72,746
Reports to shareholders	46,992
Trustees’ fees and expenses	16,014
Other	9,429
Total expenses before expense reductions	2,409,693
Expense reductions	(93,545)
Total expenses after expense reductions	2,316,148
Net investment income	8,122,677

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	(5,170,769)
Sale of non-affiliated Underlying Funds	(3,824,374)
Capital gain distributions from affiliated Underlying Funds	567,573
(8,427,570)
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	(526,656)
Non-affiliated Underlying Funds	28,742,578
28,215,922
Net gain (loss)	19,788,352
Net increase (decrease) in net assets resulting from operations	$27,911,029

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:
Net investment income (loss)	$8,122,677	$9,024,230
Net realized gain (loss)	(8,427,570)	2,636,547
Change in net unrealized appreciation (depreciation)	28,215,922	26,981,654
Net increase (decrease) in net assets resulting from operations	27,911,029	38,642,431
Distributions to shareholders:
Class A	(873,617)	(1,142,148)
Class B	(8,977,130)	(9,062,974)
Total distributions	(9,850,747)	(10,205,122)
Fund share transactions:
Class A
Proceeds from shares sold	5,411,306	5,519,916
Reinvestment of distributions	873,617	1,142,148
Payments for shares redeemed	(4,249,598)	(2,018,312)
Net increase (decrease) in net assets from Class A share transactions	2,035,325	4,643,752
Class B
Proceeds from shares sold	73,640,815	118,564,810
Reinvestment of distributions	8,977,130	9,062,974
Payments for shares redeemed	(21,769,862)	(11,692,494)
Net increase (decrease) in net assets from Class B share transactions	60,848,083	115,935,290
Increase (decrease) in net assets	80,943,690	149,016,351
Net assets at beginning of period	383,106,801	234,090,450

Net assets at end of period	$464,050,491	$383,106,801

Other Information
Class A
Shares outstanding at beginning of period	2,541,554	2,180,831
Shares sold	433,052	428,198
Shares issued to shareholders in reinvestment of distributions	76,499	90,217
Shares redeemed	(351,305)	(157,692)
Net increase (decrease) in Class A shares	158,246	360,723

Shares outstanding at end of period	2,699,800	2,541,554
Class B
Shares outstanding at beginning of period	26,180,029	17,175,164
Shares sold	5,958,291	9,198,591
Shares issued to shareholders in reinvestment of distributions	785,401	715,310
Shares redeemed	(1,714,936)	(909,036)
Net increase (decrease) in Class B shares	5,028,756	9,004,865

Shares outstanding at end of period	31,208,785	26,180,029

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	11

Financial Highlights

DWS Alternative Asset Allocation VIP — Class A

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.35	$12.10	$13.61	$12.97	$12.60
Income (loss) from investment operations:
Net investment income[a]	.29	.40	.61	.33	.35
Net realized and unrealized gain (loss)	.40	1.35	(1.84)	.62	.31
Total from investment operations	.69	1.75	(1.23)	.95	.66
Less distributions from:
Net investment income	(.34)	(.50)	(.28)	(.31)	(.29)
Net realized gains	—	—	—	—	—
Total distributions	(.34)	(.50)	(.28)	(.31)	(.29)
Net asset value, end of period	$13.70	$13.35	$12.10	$13.61	$12.97
Total Return (%)[c]	5.71	14.68 [b]	(9.14)[b]	7.41 [b]	5.30 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	34	26	27	24
Ratio of expenses before expense reductions (%)[d,e]	.23	.56	.73	.64	.56
Ratio of expenses after expense reductions (%)[d,e]	.23	.23	.16	.19	.27
Ratio of net investment income (%)	2.29	3.09	4.78	2.50	2.70
Portfolio turnover rate (%)	18	10	32	55	51

DWS Alternative Asset Allocation VIP — Class B

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.34	$12.09	$13.59	$12.96	$12.59
Income (loss) from investment operations:
Net investment income[a]	.24	.37	.62	.31	.31
Net realized and unrealized gain (loss)	.41	1.34	(1.88)	.59	.31
Total from investment operations	.65	1.71	(1.26)	.90	.62
Less distributions from:
Net investment income	(.31)	(.46)	(.24)	(.27)	(.25)
Net realized gains	—	—	—	—	—
Total distributions	(.31)	(.46)	(.24)	(.27)	(.25)
Net asset value, end of period	$13.68	$13.34	$12.09	$13.59	$12.96
Total Return (%)[b,c]	5.32	14.35	(9.35)	7.01	4.99

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	427	349	208	157	107
Ratio of expenses before expense reductions (%)[d,e]	.61	.92	1.08	.93	.85
Ratio of expenses after expense reductions (%)[d,e]	.59	.52	.45	.48	.57
Ratio of net investment income (%)	1.94	2.90	4.85	2.31	2.45
Portfolio turnover rate (%)	18	10	32	55	51

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds’ expenses.
[d]

The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[e]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by DWS Investment Management Americas, Inc. or one of its affiliates, together the “Underlying DWS Funds”), non-affiliated exchange-traded funds (“Non-affiliated ETFs”), non-affiliated exchange-traded notes (“Non-affiliated ETNs”) and derivative investments. Non-affiliated ETFs, Non-affiliated ETNs and Underlying DWS Funds are collectively referred to as “Underlying Funds.” During the year ended December 31, 2020, the Fund primarily invested in Underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund’s accounting policies and investment holdings are outlined in the Underlying DWS Funds’ financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.

ETFs and ETNs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs and ETNs securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $17,134,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($10,810,000) and long-term losses ($6,324,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	13

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$8,081,829
Capital loss carryforward	$(17,134,000)
Net unrealized appreciation (depreciation) on investments	$34,328,582

At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $430,217,230. The net unrealized appreciation for all investments based on tax cost was $34,328,582. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $47,896,283 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $13,567,701.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$9,850,747	$10,205,122

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2020, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $82,130,030 and $26,119,645, respectively. Purchases and sales of Non-affiliated ETFs aggregated $67,786,231 and $35,352,533, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisors.

RREEF America L.L.C. (“RREEF”), an indirect, wholly owned subsidiary of DWS Group, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund’s portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to

14	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Funds.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in exchange-traded funds and mutual funds	.10%
On assets invested in all other assets not considered exchange-traded funds and mutual funds	1.00%

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Fund’s average daily net assets.

In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund’s outstanding shares. At December 31, 2020, the Fund held approximately 31% of DWS Emerging Markets Fixed Income Fund, 25% of DWS Floating Rate Fund and 12% of DWS Global Macro Fund.

The Advisor has contractually agreed to waive its fees and/or reimburse Fund expenses for the period January 1, 2020 through April 30, 2021 to the extent necessary to maintain the total annual operating expenses (including indirect expenses of Underlying Funds and excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) of each class as follows:

Class A	.86%
Class B	1.15%

For the year ended December 31, 2020, fees waived and/or expenses reimbursed for Class B is $93,545.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $402,008, of which $37,745 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2020
Class A	$170	$32
Class B	284	54
	$454	$86

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2020, the Distribution Service Fee aggregated $948,590, of which $89,582 is unpaid.

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,372, of which $3,292 is unpaid.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	15

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.

D. Ownership of the Fund

At December 31, 2020, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 79% and 19%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 84% and 11%, respectively.

E. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

16	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Alternative Asset Allocation VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Alternative Asset Allocation VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 12, 2021

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, Class B limited these expenses; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,139.80	$1,137.20
Expenses Paid per $1,000*	$1.24	$3.17

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,023.98	$1,022.17
Expenses Paid per $1,000*	$1.17	$3.00

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class B
Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	.23%	.59%

**

The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Alternative Asset Allocation VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2020.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	DURING THE ENTIRE PROCESS, ALL OF THE FUND’S TRUSTEES WERE INDEPENDENT OF DIMA AND ITS AFFILIATES (THE “INDEPENDENT TRUSTEES”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly

20	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board also noted that, from inception through October 1, 2019, DIMA waived voluntarily a portion (0.15%) of the Fund’s management fee, and noted further that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee by 0.10% on assets invested in other funds and by 0.20% on assets invested in direct investments. With respect to any sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019), and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees, but inclusive of acquired fund fees and expenses) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds along with the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the DWS Funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for

Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP	|	21

administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

22	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—

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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

24	|	Deutsche DWS Variable Series II — DWS Alternative Asset Allocation VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

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Notes

Notes

VS2AAA-2 (R-025824-10 2/21)

December 31, 2020

Annual Report

Deutsche DWS Variable Series II

DWS CROCI® U.S. VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
9	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Information About Your Fund’s Expenses
19	Tax Information
19	Proxy Voting
20	Advisory Agreement Board Considerations and Fee Evaluation
23	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Performance Summary	December 31, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.84% and 1.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000

Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Prior to May 1, 2017, the Fund operated with a different investment strategy. Prior to October 3, 2016, the Fund had a team that operated with a different investment strategy. Performance would have been different if the Fund’s current strategy had been in effect.

Comparative Results

DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,784	$10,453	$12,281	$18,184
	Average annual total return	–12.16%	1.49%	4.20%	6.16%
Russell 1000® Value Index	Growth of $10,000	$10,280	$11,932	$15,915	$27,148
	Average annual total return	2.80%	6.07%	9.74%	10.50%

DWS CROCI® U.S. VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$8,759	$10,362	$12,102	$17,648
	Average annual total return	–12.41%	1.19%	3.89%	5.84%
Russell 1000® Value Index	Growth of $10,000	$10,280	$11,932	$15,915	$27,148
	Average annual total return	2.80%	6.07%	9.74%	10.50%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	3

Management Summary	December 31, 2020 (Unaudited)

The Fund returned –12.16% (Class A shares, unadjusted for contract charges) in 2020 and underperformed the 2.80% return of its benchmark, the Russell 1000® Value Index. After initially selling off in February and March in response to COVID-19 and the associated containment measures, stocks recovered to post solid gains over the remainder of the year. The rally reflected the combination of aggressive monetary and fiscal stimulus, hopes for a renewed economic growth in 2021, and the approval of a coronavirus vaccine in early November.

Continuing a multi-year trend, the value style underperformed growth by a wide margin. While the Russell 1000 Value Index returned 2.80%, the Russell 1000® Growth Index surged 38.49% — a gap of more than 35 percentage points. At a time of heightened uncertainty surrounding the economic outlook, investors demonstrated an ongoing preference for a narrow group of mega-cap technology stocks seen as having the most reliable earnings. The value style strongly outperformed growth in November and December, however. Following the announcement that a vaccine for COVID-19 would soon be available, more economically sensitive market segments that had failed to keep pace over the previous seven months began to outperform.

Stock selection was the key factor in the Fund’s underperformance, with sector allocations playing a lesser role. Selection had the largest adverse effect in financials. Our shortfall in the sector was largely the result of positions in regional banks such as Comerica, Inc.*, Citizens Financial Group, Inc.*, and Huntington Bancshares, Inc.*, among others. Banking stocks, in general, lagged in the first ten months of the year due to the combination of slow economic growth and narrowing net interest margins (the difference between the rates at which banks borrow and lend). Discover Financial Services*, which was hurt by declining revenues and the potential for rising loan delinquencies, was also a notable laggard.

Communications services was another challenging area for the Fund. We held positions in ViacomCBS Inc.*, Discovery, Inc., and Fox Corp., all of which are heavily dependent on advertising revenues. When businesses cut back on ad spending in response to the pandemic, the stocks of ad-driven media companies were hit much harder than the market as a whole.

Similarly, the Fund’s performance in industrials was hurt by positions in United Airlines Holdings, Inc.* and Delta Airlines, Inc.* Both suffered steep declines once it became evident that the coronavirus would lead to a sharp reduction in air travel. We sold the stocks from the portfolio.

On the positive side, the Fund’s holdings in the energy and consumer discretionary sectors outperformed the corresponding benchmark components. At the individual stock level, key contributors included Cabot Oil & Gas Corp.*, Alexion Pharmaceuticals, Inc., and Cummins, Inc.*

With respect to sector allocations, overweight positions in financials and consumer staples had the largest adverse impact on performance. These detractors were offset, to some extent, by underweights in energy and real estate, together with an overweight in utilities.

We recognize that the Fund experienced meaningful underperformance over the past 12 months. In our view, the primary reason for the deficit was our emphasis on the deeper-value segment of the Russell 1000 Value Index. While stocks trading at valuation discounts have been a source of opportunity over time, investors have demonstrated little interest in this area of the market for several years. For our part, we remain focused on identifying undervalued stocks. We would note that the value style outperformed growth over multi-year stretches following the last two recessions and significant market downturns. This was the case both in the span from 2002 through 2006, when the market was recovering from the bursting of the technology “bubble” and the attacks of September 11, 2001, as well as in 2010-2014, in the wake of the global financial crisis. We believe our approach is well suited to capitalize on a similar recovery in value as the world economy bounces back from COVID-19 in the years ahead.

Di Kumble, CFA, Managing Director

John Moody, Vice President

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Terms to Know

Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Stock selection refers to the performance of the Fund’s holdings in a given sector relative to the sector as a whole.

Contribution and detraction incorporate both a stock’s total return and its weighting in the index.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

*	Not held at December 31, 2020.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/20	12/31/19
Common Stocks	100%	99%
Cash Equivalents	0%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/20	12/31/19
Health Care	25%	16%
Consumer Staples	24%	—
Information Technology	16%	2%
Consumer Discretionary	12%	2%
Communication Services	11%	10%
Industrials	7%	10%
Financials	5%	38%
Utilities	—	17%
Energy	—	3%
Materials	—	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Investment Portfolio	as of December 31, 2020

	Shares	Value ($)
Common Stocks 99.2%
Communication Services 10.2%
Diversified Telecommunication Services 4.7%

AT&T, Inc.	110,095	3,166,332

Verizon Communications, Inc.	52,704	3,096,360

		6,262,692
Media 5.5%

Discovery, Inc. “A”* (a)	132,447	3,985,331

Fox Corp. “A”	114,868	3,344,956

		7,330,287

Consumer Discretionary 12.2%
Household Durables 4.7%

D.R. Horton, Inc.	42,942	2,959,563

Garmin Ltd.	27,529	3,294,120

		6,253,683
Internet & Direct Marketing Retail 2.5%
eBay, Inc.	66,361	3,334,640

Multiline Retail 2.5%
Dollar General Corp.	15,388	3,236,096

Specialty Retail 2.5%
AutoZone, Inc.*	2,826	3,350,054

Consumer Staples 23.9%
Beverages 2.4%
Molson Coors Beverage Co. “B”	71,296	3,221,866

Food & Staples Retailing 2.4%
Kroger Co.	100,126	3,180,002

Food Products 11.9%

Campbell Soup Co. (a)	64,498	3,118,479

Conagra Brands, Inc.	89,668	3,251,362

General Mills, Inc.	52,549	3,089,881

J M Smucker Co.	27,242	3,149,175

Tyson Foods, Inc. “A”	49,721	3,204,021

		15,812,918
Household Products 2.3%
Kimberly-Clark Corp.	22,278	3,003,743

Tobacco 4.9%

Altria Group, Inc.	77,706	3,185,946

Philip Morris International, Inc.	40,621	3,363,012

		6,548,958

Financials 5.0%
Capital Markets

Bank of New York Mellon Corp.	79,963	3,393,630

State Street Corp.	45,194	3,289,219

		6,682,849

Health Care 24.9%
Biotechnology 12.5%

AbbVie, Inc.	32,073	3,436,622

Alexion Pharmaceuticals, Inc.*	25,426	3,972,558

Amgen, Inc.	13,842	3,182,553

Gilead Sciences, Inc.	52,130	3,037,094

Regeneron Pharmaceuticals, Inc.*	6,046	2,920,883

		16,549,710

	Shares	Value ($)

Pharmaceuticals 12.4%

Bristol-Myers Squibb Co.	50,113	3,108,510

Johnson & Johnson	21,519	3,386,660

Merck & Co., Inc.	39,180	3,204,924

Pfizer, Inc.	86,209	3,173,353

Viatris, Inc.*	190,468	3,569,370

		16,442,817

Industrials 7.3%
Aerospace & Defense 2.3%
Lockheed Martin Corp.	8,480	3,010,230

Air Freight & Logistics 5.0%

CH Robinson Worldwide, Inc.	34,373	3,226,593

Expeditors International of Washington, Inc.	35,714	3,396,759

		6,623,352

Information Technology 15.7%
Communications Equipment 5.0%

Cisco Systems, Inc.	76,310	3,414,873

Juniper Networks, Inc.	144,536	3,253,505

		6,668,378
IT Services 5.3%

Amdocs Ltd.	49,981	3,545,152

International Business Machines Corp.	27,113	3,412,985

		6,958,137
Semiconductors & Semiconductor Equipment 2.7%
Intel Corp.	70,933	3,533,882

Software 2.7%
Oracle Corp.	56,190	3,634,931
Total Common Stocks (Cost $124,263,969)		131,639,225

Securities Lending Collateral 3.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (b) (c) (Cost $4,309,705)	4,309,705	4,309,705

Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.08% (b) (Cost $621,226)	621,226	621,226

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $129,194,900)	102.9	136,570,156
Other Assets and Liabilities, Net	(2.9)	(3,880,008)
Net Assets	100.0	132,690,148

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	7

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2020 are as follows:
Value ($) at 12/31/2019	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral 3.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (b) (c)
3,120,056	1,189,649	(d)	—	—	—	5,430	—	4,309,705	4,309,705
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.08% (b)
845,193	11,485,882		11,709,849	—	—	4,587	—	621,226	621,226
3,965,249	12,675,531		11,709,849	—	—	10,017	—	4,930,931	4,930,931

*	Non-income producing security.
(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2020 amounted to $4,251,821, which is 3.2% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$131,639,225	$—	$—	$131,639,225
Short-Term Investment (e)	4,930,931	—	—	4,930,931
Total	$136,570,156	$—	$—	$136,570,156

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $124,263,969) — including $4,251,821 of securities loaned	$131,639,225
Investment in DWS Government & Agency Securities Portfolio (cost $4,309,705)*	4,309,705
Investment in DWS Central Cash Management Government Fund (cost $621,226)	621,226
Receivable for Fund shares sold	334,068
Dividends receivable	249,644
Interest receivable	550
Other assets	2,659
Total assets	137,157,077

Liabilities
Payable upon return of securities loaned	4,309,705
Payable for Fund shares redeemed	4,763
Accrued management fee	60,138
Accrued Trustees’ fees	2,872
Other accrued expenses and payables	89,451
Total liabilities	4,466,929
Net assets, at value	$132,690,148

Net Assets Consist of
Distributable earnings (loss)	(6,497,749)
Paid-in capital	139,187,897
Net assets, at value	$132,690,148

Net Asset Value
Class A

Net Asset Value, and redemption price per share ($129,565,247 ÷ 10,025,875 outstanding shares of beneficial interest, no par value, unlimited shares authorized)	$12.92
Class B

Net Asset Value, offering and redemption price per share ($3,124,901 ÷ 240,926 outstanding shares of beneficial interest, no par value, unlimited shares authorized)	$12.97

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:
Dividends	$3,714,961
Income distributions — DWS Central Cash Management Government Fund	4,587
Securities lending income, net of borrower rebates	5,430
Total income	3,724,978
Expenses:
Management fee	800,446
Administration fee	122,573
Services to Shareholders	5,680
Recordkeeping fee (Class B)	1,990
Distribution service fee (Class B)	7,656
Custodian fee	3,986
Professional fees	74,057
Reports to shareholders	31,173
Trustees’ fees and expenses	6,080
Other	7,993
Total expenses before expense reductions	1,061,634
Expense reductions	(185,516)
Total expenses after expense reductions	876,118
Net investment income	2,848,860

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	(16,282,685)
Change in net unrealized appreciation (depreciation) on investments	(5,587,930)
Net gain (loss)	(21,870,615)
Net increase (decrease) in net assets resulting from operations	$(19,021,755)

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	9

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:
Net investment income (loss)	$2,848,860	$3,092,197
Net realized gain (loss)	(16,282,685)	6,704,808
Change in net unrealized appreciation (depreciation)	(5,587,930)	31,036,303
Net increase (decrease) in net assets resulting from operations	(19,021,755)	40,833,308
Distributions to shareholders:
Class A	(9,467,191)	(14,271,121)
Class B	(221,204)	(332,950)
Total distributions	(9,688,395)	(14,604,071)
Class A
Proceeds from shares sold	6,978,119	3,373,728
Reinvestment of distributions	9,467,191	14,271,121
Payments of shares redeemed	(11,817,632)	(15,030,273)
Net increase (decrease) in net assets from Class A share transactions	4,627,678	2,614,576
Class B
Proceeds from shares sold	784,815	146,155
Reinvestment of distributions	221,204	332,950
Payments of shares redeemed	(873,871)	(438,366)
Net increase (decrease) in net assets from Class B share transactions	132,148	40,739
Increase (decrease) in net assets	(23,950,324)	28,884,552
Net assets at beginning of period	156,640,472	127,755,920

Net assets at end of period	$132,690,148	$156,640,472

Other Information
Class A
Shares outstanding at beginning of period	9,489,452	9,266,278
Shares sold	567,975	231,369
Shares issued to shareholders in reinvestment of distributions	895,666	1,002,890
Shares redeemed	(927,218)	(1,011,085)
Net increase (decrease) in Class A shares	536,423	223,174

Shares outstanding at end of period	10,025,875	9,489,452
Class B
Shares outstanding at beginning of period	226,957	223,302
Shares sold	65,344	9,627
Shares issued to shareholders in reinvestment of distributions	20,809	23,283
Shares redeemed	(72,184)	(29,255)
Net increase (decrease) in Class B shares	13,969	3,655

Shares outstanding at end of period	240,926	226,957

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Financial Highlights

DWS CROCI® U.S. VIP — Class A
	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$16.12	$13.46	$16.64	$13.75	$15.29
Income (loss) from investment operations:

Net investment income (loss)[a]	.28	.31	.29	.24	.23
Net realized and unrealized gain (loss)	(2.47)	3.92	(1.89)	2.88	(.93)
Total from investment operations	(2.19)	4.23	(1.60)	3.12	(.70)
Less distributions from:

Net investment income	(.31)	(.30)	(.41)	(.23)	(.14)
Net realized gains on investment transactions	(.70)	(1.27)	(1.17)	—	(.70)
Total distributions	(1.01)	(1.57)	(1.58)	(.23)	(.84)
Net asset value, end of period	$12.92	$16.12	$13.46	$16.64	$13.75
Total Return (%)[b]	(12.16)	32.95	(10.50)	22.88 [c]	(4.39)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	153	125	153	227
Ratio of expenses before expense reductions (%)[d]	.84	.84	.84	.82	.81
Ratio of expenses after expense reductions (%)[d]	.69	.70	.72	.72	.74
Ratio of net investment income (loss) (%)	2.28	2.13	1.89	1.59	1.66
Portfolio turnover rate (%)	122	111	100	97	293

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

DWS CROCI® U.S. VIP — Class B
	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$16.17	$13.50	$16.67	$13.78	$15.31
Income (loss) from investment operations:

Net investment income (loss)[a]	.24	.27	.24	.20	.19
Net realized and unrealized gain (loss)	(2.47)	3.92	(1.88)	2.87	(.92)
Total from investment operations	(2.23)	4.19	(1.64)	3.07	(.73)
Less distributions from:

Net investment income	(.27)	(.25)	(.36)	(.18)	(.10)
Net realized gains on investment transactions	(.70)	(1.27)	(1.17)	—	(.70)
Total distributions	(.97)	(1.52)	(1.53)	(.18)	(.80)
Net asset value, end of period	$12.97	$16.17	$13.50	$16.67	$13.78
Total Return (%)[b]	(12.41)	32.49	(10.71)	22.45 [c]	(4.62)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	3	4	4
Ratio of expenses before expense reductions (%)[d]	1.16	1.16	1.16	1.15	1.13
Ratio of expenses after expense reductions (%)[d]	1.00	1.02	1.04	1.03	1.05
Ratio of net investment income (loss) (%)	1.96	1.82	1.55	1.31	1.37
Portfolio turnover rate (%)	122	111	100	97	293

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

The Fund’s total return includes a reimbursement by the Adviser for commission costs incurred in connection with purchases and sales of portfolio assets due to the change in investment strategy, which otherwise would have reduced total return by 0.03%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	11

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS CROCI® U.S. VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and

Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into

12	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of December 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2020, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $16,383,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($7,570,000) and long-term losses ($8,813,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	13

At December 31, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$2,781,971
Capital loss carryforward	$(16,383,000)
Net unrealized appreciation (depreciation) on investments	$7,104,018

At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $129,466,138. The net unrealized appreciation for all investments based on tax cost was $7,104,018. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $10,375,870 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,271,852.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$9,688,395	$4,413,315
Distributions from long-term capital gains	$—	$10,190,756

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2020, purchases and sales of investment transactions (excluding short-term investments) aggregated $153,015,940 and $155,014,545, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to October 1, 2020, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

14	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Effective October 1, 2020, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.600%
Next $750 million	.575%
Next $1.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Next $2.5 billion	.475%
Next $2.5 billion	.450%
Over $12.5 billion	.425%

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.637% of the Fund’s average daily net assets.

For the period from January 1, 2020 through April 30, 2021, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.69%
Class B	1.00%

For the year ended December 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$180,597
Class B	4,919

$185,516

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $122,573, of which $10,807 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2020
Class A	$432	$80
Class B	262	48

	$694	$128

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2020, the Distribution Service Fee aggregated $7,656, of which $662 is unpaid.

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,979, of which $3,397 is unpaid.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	15

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $408.

D. Ownership of the Fund

At December 31, 2020, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 35%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 54%, 16% and 10%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2020.

F. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

16	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS CROCI® U.S. VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS CROCI® U.S. VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 12, 2021

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	17

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,133.30	$1,131.80
Expenses Paid per $1,000*	$3.70	$5.36

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,021.67	$1,020.11
Expenses Paid per $1,000*	$3.51	$5.08

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	.69%	1.00%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

18	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Tax Information	(Unaudited)

For corporate shareholders, 35% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2020, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	19

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® U.S. VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and

20	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board also noted that, effective October 1, 2020, in connection with the 2020 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.05%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	21

pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

22	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	23

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

24	|	Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS CROCI® U.S. VIP	|	25

Notes

Notes

VS2CUS-2 (R-025833-10 2/21)

December 31, 2020

Annual Report

Deutsche DWS Variable Series II

DWS Global Equity VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Performance Summary	December 31, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 is 1.22% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Prior to July 12, 2013, the Fund was named DWS Diversified International Equity VIP and had a subadvisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.

Comparative Results

DWS Global Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,452	$15,081	$19,850	$24,281
	Average annual total return	24.52%	14.68%	14.70%	9.28%
MSCI All Country World Index	Growth of $10,000	$11,625	$13,332	$17,828	$23,956
	Average annual total return	16.25%	10.06%	12.26%	9.13%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	3

Management Summary	December 31, 2020 (Unaudited)

Class A shares of the Fund gained 24.52% (unadjusted for contract charges) in 2020 and strongly outperformed the 16.25% return of the MSCI All Country World Index. The Fund outpaced the index in the three-, five-, and 10-year periods that ended on December 31, 2020.

After a difficult start brought about by the emergence of COVID-19, global equities rebounded to close the year with a healthy gain. The recovery reflected optimism that the aggressive stimulus provided by world governments and central banks would sustain the economy until the virus had dissipated. The approval of multiple vaccines for COVID-19 also led to an improvement in the economic outlook, fueling an impressive rally in the major equity indexes in the final two months of the year.

Our emphasis on growth stocks was a key factor in the Fund’s outperformance in 2020. The growth style delivered a return that was well ahead of value, creating a tailwind for our strategy relative to the blended benchmark.

The Fund’s holdings outpaced the index by the widest margin in health care, led by positions in Lonza Group AG and Danaher Corp. Financials were an additional area of strength, with the largest contributions coming from Progressive Corp. and Brookfield Asset Management, Inc. We also added value through stock selection in communication services and information technology, where the top contributors were Spotify Technology SA and ServiceNow, Inc., respectively. The consumer discretionary sector was the only area where we underperformed to a meaningful extent, with the bulk of the shortfall resulting from a zero weighting in Tesla, Inc.

Amid the elevated uncertainty associated with COVID-19, we remained guided by our longstanding approach of investing in high-quality, innovative businesses that we believe can grow irrespective of the macroeconomic environment. As part of this process, we added new holdings in stocks we viewed as being especially well suited to navigate the cross-currents resulting from the pandemic. Some of these were immediate beneficiaries, such as Amazon.com, Inc. — which saw an accelerated adoption of ecommerce and cloud services — as well as Hologic, Inc. and Quidel Corp., which were quick to provide coronavirus tests in volume. We also established positions in RingCentral, Inc., which we believed would experience accelerating demand for its cloud-based, enterprise communication services, and Terminix Global Holdings, Inc., where the generally positive trends in the pest control market were augmented by corporate restructuring. Later in the year, as the likelihood of a vaccine increased, we looked for secular growth stocks that could benefit from a reopening. For instance, we added a position Match Group, Inc., an operator of several online dating sites and apps, and PPD, Inc., a contract research organization positioned to capitalize on a step-up in pharmaceutical- and biotechnology-related funding.

From a regional perspective, the Fund remained well diversified across Europe, China, and North America. Although we emphasize the developed markets, we look for growing businesses in the emerging markets (as well as companies with a large portion of their revenues from this segment) on the belief that the category features attractive long-term growth prospects. At the sector level, the Fund was overweight in technology, health care, and industrials, and its largest underweights were in energy and materials. This positioning is the result of our bottom-up stock selection process, rather than a top-down view.

We continue to see opportunities in companies that are positioned for long-term, sustainable growth as they capitalize on dynamic and widening addressable markets. We are finding this to be the case not only in growth sectors, but also in more traditional businesses (such as those in the financials, insurance, education, and health care industries) that are quickly embracing new solutions to adapt to the disrupting forces. Many companies in these areas also stand to benefit from the falling costs and increasing productivity that technology-enabled innovation provides.

With visibility remaining clouded due to renewed lockdowns and surging coronavirus cases around the world, we believe it’s essential to calibrate the portfolio’s risk-reward characteristics carefully and ensure the appropriate level of diversification across industries, regions, and stages of the corporate life cycle.

Sebastian P. Werner, PhD, Director

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Terms to Know

MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Stock selection refers to the performance of the fund’s holdings in a given sector relative to the sector as a whole.

Contribution incorporates both a stock’s total return and its weighting in the Fund.

Underweight means the Fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/20	12/31/19
Common Stocks	99%	99%
Cash Equivalent	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/20	12/31/19
Information Technology	27%	21%
Health Care	17%	15%
Financials	15%	20%
Consumer Discretionary	11%	11%
Communication Services	11%	8%
Industrials	8%	10%
Consumer Staples	7%	7%
Materials	3%	4%
Energy	1%	3%
Real Estate	—	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/20	12/31/19
United States	57%	52%
China	7%	7%
Germany	6%	9%
Canada	5%	7%
Switzerland	5%	5%
Japan	4%	4%
France	3%	4%
United Kingdom	3%	3%
Ireland	3%	3%
Sweden	2%	1%
Argentina	2%	2%
Other	3%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Investment Portfolio	as of December 31, 2020

	Shares	Value ($)
Common Stocks 98.9%
Argentina 1.9%
Globant SA* (Cost $140,221)	2,720	591,899

Brazil 1.0%
Pagseguro Digital Ltd. “A”* (Cost $222,301)	5,800	329,904

Canada 5.1%

Agnico Eagle Mines Ltd.	4,650	327,872

Alimentation Couche-Tard, Inc. “B”	10,340	352,384

Brookfield Asset Management, Inc. “A”	22,840	944,175

(Cost $638,294)		1,624,431

China 6.8%

Alibaba Group Holding Ltd. (ADR)*	2,400	558,552

New Oriental Education & Technology Group, Inc. (ADR)*	1,490	276,857

Ping An Insurance (Group) Co. of China Ltd. “H”	41,500	509,754

Tencent Holdings Ltd.	11,200	813,563

(Cost $1,107,564)		2,158,726

France 3.4%

Cie de St-Gobain SA*	5,400	249,154

LVMH Moet Hennessy Louis Vuitton SE	275	171,674

Schneider Electric SE	971	140,956

TOTAL SE	4,000	172,590

VINCI SA	3,450	343,708

(Cost $981,501)		1,078,082

Germany 6.0%

adidas AG*	485	177,118

Allianz SE (Registered)	2,055	504,458

Deutsche Boerse AG	3,650	621,988

Evonik Industries AG	5,530	180,842

Fresenius Medical Care AG & Co. KGaA	5,055	428,291

(Cost $1,432,327)		1,912,697

Ireland 2.9%

Experian PLC	11,041	419,442

Kerry Group PLC “A” (a)	49	7,101

Kerry Group PLC “A” (a)	3,451	500,151

(Cost $484,487)		926,694

Japan 3.6%

Kao Corp.	2,800	216,126

Keyence Corp.	1,200	675,410

SMC Corp.	435	265,729

(Cost $691,434)		1,157,265

Luxembourg 0.9%
Eurofins Scientific SE* (Cost $77,647)	3,600	302,750

Singapore 0.9%
DBS Group Holdings Ltd. (Cost $279,300)	15,200	288,575

	Shares	Value ($)

Sweden 1.9%

Assa Abloy AB “B”	6,700	165,388

Spotify Technology SA* (b)	1,445	454,684

(Cost $343,592)		620,072

Switzerland 5.0%

Lonza Group AG (Registered)	1,524	982,594

Nestle SA (Registered)	5,185	611,332

(Cost $404,923)		1,593,926

United Kingdom 3.3%

Aon PLC “A” (b)	1,500	316,905

Compass Group PLC	8,360	155,666

Halma PLC	8,200	275,112

Spirax-Sarco Engineering PLC	1,950	302,324

(Cost $447,073)		1,050,007

United States 56.2%

Activision Blizzard, Inc.	6,311	585,976

Alphabet, Inc. “A”*	450	788,688

Amazon.com, Inc.*	141	459,227

AMETEK, Inc.	4,195	507,343

Amphenol Corp. “A”	5,600	732,312

Apple, Inc.	4,620	613,028

Applied Materials, Inc.	5,750	496,225

AZEK Co., Inc.*	4,300	165,335

Becton, Dickinson & Co.	1,171	293,008

Certara, Inc.*	1,408	47,478

ContextLogic, Inc. “A”* (c)	4,860	88,646

Danaher Corp.	4,980	1,106,257

DexCom, Inc.*	760	280,987

Ecolab, Inc.	2,280	493,301

EPAM Systems, Inc.*	1,800	645,030

Exact Sciences Corp.*	2,005	265,642

Fiserv, Inc.*	4,400	500,984

Hologic, Inc.*	3,500	254,905

Intuit, Inc.	1,050	398,843

Johnson & Johnson	1,700	267,546

JPMorgan Chase & Co.	4,550	578,168

LivePerson, Inc.*	1,600	99,568

MasterCard, Inc. “A”	1,740	621,076

Match Group, Inc.*	1,905	288,017

McDonald’s Corp.	1,800	386,244

Microsoft Corp.	4,640	1,032,029

Mondelez International, Inc. “A”	8,435	493,194

NVIDIA Corp.	1,130	590,086

PPD, Inc*	9,800	335,356

Progressive Corp.	9,700	959,136

Quidel Corp.*	955	171,566

RingCentral, Inc. “A”*	550	208,434

Schlumberger NV	6,700	146,261

ServiceNow, Inc.*	1,375	756,841

T-Mobile U.S., Inc.*	3,000	404,550

Terminix Global Holdings, Inc.*	8,100	413,181

TJX Companies, Inc.	4,731	323,080

Vroom, Inc.*	4,000	163,880

YETI Holdings, Inc.*	6,800	465,596

Zoetis, Inc.	3,260	539,530

(Cost $8,390,740)		17,966,554
Total Common Stocks (Cost $15,641,404)		31,601,582

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	7

	Shares	Value ($)

Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (d) (e) (Cost $117,216)	117,216	117,216

Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 0.08% (d) (Cost $302,262)	302,262	302,262

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $16,060,882)	100.2	32,021,060
Other Assets and Liabilities, Net	(0.2)	(76,607)
Net Assets	100.0	31,944,453

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (d) (e)
836,078	—	718,862	(f)	—	—	6,859	—	117,216	117,216
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 0.08% (d)
364,206	5,341,887	5,403,831		—	—	1,093	—	302,262	302,262
1,200,284	5,341,887	6,122,693		—	—	7,952	—	419,478	419,478

*	Non-income producing security.

(a)	Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b)	Listed on the New York Stock Exchange.

(c)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2020 amounted to $118,778, which is 0.4% of net assets.

(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2020.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$591,899	$—	$—	$591,899
Brazil	329,904	—	—	329,904
Canada	1,624,431	—	—	1,624,431
China	835,409	1,323,317	—	2,158,726
France	—	1,078,082	—	1,078,082
Germany	—	1,912,697	—	1,912,697
Ireland	—	926,694	—	926,694
Japan	—	1,157,265	—	1,157,265
Luxembourg	—	302,750	—	302,750
Singapore	—	288,575	—	288,575
Sweden	454,684	165,388	—	620,072
Switzerland	—	1,593,926	—	1,593,926
United Kingdom	316,905	733,102	—	1,050,007
United States	17,966,554	—	—	17,966,554
Short-Term Investments (g)	419,478	—	—	419,478
Total	$22,539,264	$9,481,796	$—	$32,021,060

(g)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	9

Statement of Assets and Liabilities
as of December 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $15,641,404) — including $118,778 of securities loaned	$31,601,582
Investment in DWS Government & Agency Securities Portfolio (cost $117,216)*	117,216
Investment in DWS Central Cash Management Government Fund (cost $302,262)	302,262
Foreign currency, at value (cost $114,598)	116,524
Receivable for investments sold	32,435
Receivable for Fund shares sold	45
Dividends receivable	9,487
Interest receivable	327
Foreign taxes recoverable	7,375
Other assets	593
Total assets	32,187,846

Liabilities
Cash overdraft	32,435
Payable upon return of securities loaned	117,216
Payable for Fund shares redeemed	3,011
Accrued management fee	13,315
Accrued Trustees’ fees	822
Other accrued expenses and payables	76,594
Total liabilities	243,393
Net assets, at value	31,944,453

Net Assets Consist of
Distributable earnings (loss)	17,384,773
Paid-in capital	14,559,680
Net assets, at value	31,944,453

Net Asset Value
Class A

Net asset value, offering and redemption price per share ($31,944,453 ÷ 2,081,012 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.35

*	Represents collateral on securities loaned.

Statement of Operations
for the year ended December 31, 2020

Investment Income
Income:
Dividends (net of foreign taxes withheld of $18,732)	$341,401
Income distributions — DWS Central Cash Management Government Fund	1,093
Securities lending income, net of borrower rebates	6,859
Total income	349,353
Expenses:
Management fee	186,533
Administration fee	27,987
Services to shareholders	179
Custodian fee	6,799
Professional fees	72,955
Reports to shareholders	28,283
Trustees’ fees and expenses	2,956
Other	6,886
Total expenses before expense reductions	332,578
Expense reductions	(91,520)
Total expenses after expense reductions	241,058
Net investment income	108,295

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,392,461
Foreign currency	2,207
1,394,668
Change in net unrealized appreciation (depreciation) on:
Investments	4,804,272
Foreign currency	3,440
4,807,712
Net gain (loss)	6,202,380
Net increase (decrease) in net assets resulting from operations	$6,310,675

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:
Net investment income (loss)	$108,295	$197,722
Net realized gain (loss)	1,394,668	987,156
Change in net unrealized appreciation (depreciation)	4,807,712	7,411,902
Net increase (decrease) in net assets resulting from operations	6,310,675	8,596,780
Distributions to shareholders:
Class A	(1,173,276)	(2,329,682)
	(1,173,276)	(2,329,682)
Fund share transactions:
Class A
Proceeds from shares sold	850,800	1,084,314
Reinvestment of distributions	1,173,276	2,329,682
Payments for shares redeemed	(5,118,359)	(4,708,430)
Net increase (decrease) in net assets from Class A share transactions	(3,094,283)	(1,294,434)
Increase (decrease) in net assets	2,043,116	4,972,664
Net assets at beginning of period	29,901,337	24,928,673

Net assets at end of period	31,944,453	29,901,337

Other Information
Class A
Shares outstanding at beginning of period	2,310,277	2,415,204
Shares sold	63,092	87,985
Shares issued to shareholders in reinvestment of distributions	107,739	200,144
Shares redeemed	(400,096)	(393,056)
Net increase (decrease) in Class A shares	(229,265)	(104,927)

Shares outstanding at end of period	2,081,012	2,310,277

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	11

Financial Highlights

DWS Global Equity VIP — Class A
	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$12.94	$10.32	$11.70	$9.48	$9.00
Income (loss) from investment operations:

Net investment income[a]	.05	.08	.06	.05	.04
Net realized and unrealized gain (loss)	2.90	3.55	(1.35)	2.22	.51
Total from investment operations	2.95	3.63	(1.29)	2.27	.55
Less distributions from:

Net investment income	(.09)	(.06)	(.09)	(.05)	(.07)
Net realized gains	(.45)	(.95)	—	—	—
Total distributions	(.54)	(1.01)	(.09)	(.05)	(.07)
Net asset value, end of period	$15.35	$12.94	$10.32	$11.70	$9.48
Total Return (%)[b]	24.52	36.26	(11.12)	24.04	6.11 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	30	25	31	43
Ratio of expenses before expense reductions (%)[d]	1.16	1.22	1.22	1.06	1.03
Ratio of expenses after expense reductions (%)[d]	.84	.88	.92	.95	.95
Ratio of net investment income (%)	.38	.69	.51	.49	.49
Portfolio turnover rate (%)	13	12	43	19	46

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reimbursed.

[c]	Includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly, which otherwise would have reduced total return by 0.31%.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Equity VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government &

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	13

Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of December 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2020, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. Due to the increased market values of securities on loan on December 31, 2020, the value of the related collateral was less than the value of securities on loan at period end. On the next business day, additional collateral was received, and the value of collateral exceeded the value of the securities on loan. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

14	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

At December 31, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$112,997
Undistributed long-term capital gains	$1,365,388
Net unrealized appreciation (depreciation) on investments	$15,903,745

At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $16,117,315. The net unrealized appreciation for all investments based on tax cost was $15,903,745. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $16,238,771 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $335,026.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$483,878	$144,985
Distributions from long-term capital gains	$689,398	$2,184,697

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2020, purchases and sales of investment transactions (excluding short-term investments) aggregated $3,602,234 and $7,808,353, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	15

For the period from January 1, 2020 through April 30, 2021, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.84%.

For the year ended December 31, 2020, fees waived and/or expenses reimbursed were $91,520.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $27,987, of which $2,584 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2020, the amounts charged to the Fund by DSC aggregated $91, of which $16 is unpaid.

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $8,945, of which $3,214 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2020, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $517.

D. Ownership of the Fund

At December 31, 2020, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 99%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2020.

16	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

F. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Global Equity VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Global Equity VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 12, 2021

18	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020

Actual Fund Return	Class A
Beginning Account Value 7/1/20	$1,000.00
Ending Account Value 12/31/20	$1,220.20
Expenses Paid per $1,000*	$4.69

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/20	$1,000.00
Ending Account Value 12/31/20	$1,020.91
Expenses Paid per $1,000*	$4.27

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Global Equity VIP	.84%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	19

Tax Information	(Unaudited)

The Fund paid distributions of $.32 per share from net long-term capital gains during its year ended December 31, 2020.

For corporate shareholders, 35% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2020 qualified for the dividends received deduction.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,509,000 as capital gain dividends for its year ended December 31, 2020.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Equity VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	21

five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

22	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—

24	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

Deutsche DWS Variable Series II — DWS Global Equity VIP	|	25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche DWS Variable Series II — DWS Global Equity VIP

Notes

VS2GE-2 (R-025828-10 2/21)

December 31, 2020

Annual Report

Deutsche DWS Variable Series II

DWS Global Income Builder VIP

Contents

3	Performance Summary
5	Management Summary
7	Portfolio Summary
8	Investment Portfolio
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
23	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Information About Your Fund’s Expenses
34	Tax Information
34	Proxy Voting
35	Advisory Agreement Board Considerations and Fee Evaluation
38	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Performance Summary	December 31, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.68% and 1.10% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index.

Bloomberg Barclays U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	3

Comparative Results

DWS Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,828	$12,014	$14,955	$19,878
	Average annual total return	8.28%	6.31%	8.38%	7.11%
MSCI All Country World Index	Growth of $10,000	$11,625	$13,332	$17,828	$23,956
	Average annual total return	16.25%	10.06%	12.26%	9.13%
Blended Index 60/40	Growth of $10,000	$11,378	$12,833	$15,808	$20,470
	Average annual total return	13.78%	8.67%	9.59%	7.43%
Bloomberg Barclays U.S. Universal Index	Growth of $10,000	$10,758	$11,727	$12,684	$15,036
	Average annual total return	7.58%	5.45%	4.87%	4.16%

DWS Global Income Builder VIP		1-Year	Life of Class*
Class B	Growth of $10,000	$10,790	$12,178
	Average annual total return	7.90%	7.66%
MSCI All Country World Index	Growth of $10,000	$11,625	$13,334
	Average annual total return	16.25%	11.39%
Blended Index 60/40	Growth of $10,000	$11,378	$12,932
	Average annual total return	13.78%	9.80%
Bloomberg Barclays U.S. Universal Index	Growth of $10,000	$10,758	$11,974
	Average annual total return	7.58%	6.99%

The growth of $10,000 is cumulative.

*	Class B commenced operations on May 1, 2018.

4	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Management Summary	December 31, 2020 (Unaudited)

The Fund returned 8.28% during the 12 months ended December 31, 2020 (Class A shares, unadjusted for contract charges) and underperformed the 13.78% return of its benchmark, the Blended Index 60/40. The index consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index. The two indexes returned 16.25% and 7.58%, respectively.

The financial markets produced robust, broad-based returns in 2020. Higher-risk assets, after experiencing pronounced weakness at the start of the year due to the spread of COVID-19, began to recover in late March once world central banks and governments responded with enormous monetary and fiscal stimulus. Investors, seeing the potential for these actions to help support the economy and markets until the virus was contained, bid up stock prices across the board. The bond market’s credit sectors, while also facing challenges in early 2020, rebounded to finish the year with healthy total returns.

The Fund’s underperformance was largely the result of our emphasis on dividend-paying, value-oriented stocks within the equity portfolio. The universe of higher-yielding stocks lagged the equity benchmark by a wide margin, reflecting the category’s lower weighting in mega-cap technology stocks and larger allocations to defensive sectors that underperformed. While this aspect of our strategy detracted in the past 12 months, we believe it is consistent with the Fund’s objective of delivering income over the long term.

Our decision to devote a portion of the Fund’s bond allocation to income-producing alternative investments — including convertible bonds and preferred stocks — was a key contributor to performance. All three categories performed very well from April onward, with convertibles leading the way, while the returns for bonds were relatively muted. We maintain this allocation on the belief that these areas continue to offer better longer-term total return potential than bonds.

The fixed-income portfolio outpaced the Bloomberg Barclays U.S. Universal Index and contributed to relative performance thanks to robust security selection in both investment-grade corporates and high yield. A position in emerging-market bonds was an additional positive. Conversely, the Fund lost some relative performance through underweight positions in U.S. Treasuries and investment-grade corporate bonds.

The Fund used derivatives during the past 12 months. On the equity side, we used futures on stock indexes to achieve our desired weightings in a more efficient manner than buying and selling individual securities. In the bond portfolio, we used credit default swaps, derivatives to currency exposure, and interest-rate futures and swaps to manage duration. The use of derivatives was a net contributor in the aggregate. Derivatives are used to achieve the fund’s risk and return objectives and should be evaluated within the context of the entire portfolio rather than as a standalone strategy.

We actively adjusted the Fund’s risk profile in response to the shifting environment. We established a defensive posture in late 2019 via an underweight in stocks, as we believed expectations for both economic growth and corporate earnings were too high. Although we didn’t anticipate the emergence of COVID-19, the defensive approach proved helpful once the markets turned lower in the first quarter of 2020. We continued to reduce risk during the downturn, and then we gradually increased it over the span from early April through the end of the year. We accomplished this both by adding to the equity weighting and increasing the risk profile of the bond portfolio. The Fund finished 2020 with an equity allocation that was close to the 60% level of the benchmark.

We believe the strength in the financial markets reflects some real, positive developments occurring in the global economy. Central banks are providing ample liquidity and government spending appears poised to rise significantly both in the United States and overseas, which should provide a tailwind for economic growth and corporate fundamentals in the year ahead. With that said, we remain on the lookout for potential risk factors given the magnitude of the rally in recent months. We believe our multifaceted strategy, which seeks to capitalize on opportunities while providing the flexibility to response to market volatility, can continue to add value in this environment.

Dokyoung Lee, CFA, Director

Di Kumble, CFA, Managing Director

Thomas M. Farina, CFA, Managing Director

Scott Agi, CFA, Director

Darwei Kung, Managing Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	5

Terms to Know

Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Universal Index.

MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 26 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

Bloomberg Barclays U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Convertible securities are bonds that can be exchanged for equity at a pre-stated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Derivatives are contracts whose value is based on the performance of an underlying financial asset. Derivatives afford leverage, but when used by investors who are able to handle the inherent risks, can enhance returns or protect a portfolio. Derivatives experience significant losses if the underlying security moves contrary to the investor’s expectations.

Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time. The prices of credit default swaps, which are designed to offset credit risk, typically move in the opposite direction of the index or security they track.

6	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/20	12/31/19
Equity	61%	64%
Common Stocks	57%	60%
Preferred Stocks	4%	4%

Fixed Income	37%	35%
Corporate Bonds	15%	9%
Asset-Backed	5%	6%
Commercial Mortgage-Backed Securities	4%	5%
Mortgage-Backed Securities Pass-Throughs	4%	1%
Collateralized Mortgage Obligations	3%	8%
Exchange-Traded Funds	3%	3%
Short-Term U.S. Treasury Obligations	2%	2%
Government & Agency Obligations	1%	1%

Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds and Preferred Securities)	12/31/20	12/31/19
Information Technology	20%	15%
Financials	19%	19%
Communication Services	10%	10%
Consumer Discretionary	9%	9%
Health Care	9%	9%
Industrials	7%	7%
Utilities	6%	8%
Consumer Staples	6%	6%
Energy	5%	7%
Materials	5%	4%
Real Estate	4%	6%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents, Exchange- Traded Funds and Securities Lending Collateral)	12/31/2020	12/31/2019
United States	63%	68%
Japan	5%	4%
Canada	3%	2%
United Kingdom	3%	3%
Switzerland	3%	4%
Australia	2%	2%
Germany	2%	2%
Hong Kong	2%	1%
Ireland	2%	1%
France	1%	2%
Other	14%	11%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 8.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	7

Investment Portfolio	as of December 31, 2020

	Shares	Value ($)
Common Stocks 59.4%
Communication Services 5.2%
Diversified Telecommunication Services 2.4%

AT&T, Inc.	14,200	408,392

BCE, Inc.	7,850	335,671

Deutsche Telekom AG (Registered)	13,448	247,003

Elisa Oyj	3,058	167,806

Koninklijke KPN NV	51,725	157,450

Nippon Telegraph & Telephone Corp.	9,683	247,421

Orange SA	13,001	154,738

Swisscom AG (Registered)	292	157,724

Telenor ASA	13,038	222,782

Telia Co. AB	47,053	194,650

Telstra Corp., Ltd.	69,261	159,627

TELUS Corp.	9,921	196,487

Verizon Communications, Inc.	6,371	374,296

		3,024,047

Entertainment 0.6%

Activision Blizzard, Inc.	1,150	106,777

NetEase, Inc. (ADR)	2,191	209,832

Netflix, Inc.*	427	230,892

Nintendo Co., Ltd.	360	229,713

		777,214

Interactive Media & Services 1.0%

Alphabet, Inc. “A”*	69	120,932

Alphabet, Inc. “C”*	79	138,399

Facebook, Inc. “A”*	1,826	498,790

Pinterest, Inc. “A”*	2,135	140,697

Tencent Holdings Ltd. (ADR)	4,761	342,268

		1,241,086

Media 0.5%

Charter Communications, Inc. “A”*	308	203,757

Comcast Corp. “A”	5,405	283,222

Interpublic Group of Companies, Inc.	6,572	154,574

		641,553

Wireless Telecommunication Services 0.7%

China Mobile Ltd. (ADR) (a)	10,165	290,109

KDDI Corp.	6,520	193,819

SoftBank Corp.	18,300	229,160

Vodafone Group PLC	86,146	142,498

		855,586

Consumer Discretionary 6.0%
Auto Components 0.1%
Denso Corp.	3,163	188,292

Automobiles 1.4%

Bayerische Motoren Werke AG	2,053	183,845

NIO, Inc. (ADR)*	5,689	277,282

Porsche Automobil Holding SE (Preference)	3,462	243,742

Tesla, Inc.*	821	579,355

Toyota Motor Corp.	3,279	252,913

Volkswagen AG (Preference)	1,025	191,991

		1,729,128

	Shares	Value ($)

Diversified Consumer Services 0.2%

GSX Techedu, Inc. (ADR)*	996	51,503

TAL Education Group (ADR)*	2,016	144,164

		195,667

Hotels, Restaurants & Leisure 0.6%

Evolution Gaming Group AB 144A	1,429	145,734

McDonald’s Corp.	606	130,035

Restaurant Brands International, Inc.	1,734	106,023

Starbucks Corp.	2,324	248,622

Yum! Brands, Inc.	1,064	115,508

		745,922

Household Durables 0.6%

Electrolux AB “B”	12,046	280,325

Garmin Ltd.	1,460	174,704

Newell Brands, Inc.	10,658	226,269

Sekisui House Ltd.	6,606	134,450

		815,748

Internet & Direct Marketing Retail 2.2%

Alibaba Group Holding Ltd. (ADR)*	1,040	242,039

Amazon.com, Inc.*	534	1,739,201

JD.com, Inc. (ADR)*	3,874	340,525

MercadoLibre, Inc.*	100	167,522

Pinduoduo, Inc. (ADR)*	1,347	239,321

Wayfair, Inc. “A”* (a)	378	85,356

		2,813,964

Multiline Retail 0.4%

Target Corp.	1,357	239,551

Wesfarmers Ltd.	5,530	215,428

		454,979

Specialty Retail 0.5%

Best Buy Co., Inc.	1,497	149,386

Home Depot, Inc.	1,227	325,916

Lowe’s Companies, Inc.	1,344	215,725

		691,027

Consumer Staples 3.9%
Beverages 0.6%

Coca-Cola Co.	6,663	365,399

PepsiCo, Inc.	2,334	346,132

		711,531

Food & Staples Retailing 0.7%

Koninklijke Ahold Delhaize NV	5,854	165,536

Tesco PLC	69,159	219,200

Walgreens Boots Alliance, Inc.	4,223	168,413

Walmart, Inc.	1,563	225,307

Woolworths Group Ltd.	5,073	153,795

		932,251

Food Products 1.0%

Bunge Ltd.	2,214	145,194

General Mills, Inc.	2,696	158,525

Kellogg Co.	2,197	136,720

Kraft Heinz Co.	5,955	206,400

Nestle SA (Registered)	2,689	317,044

WH Group Ltd. 144A	163,697	137,552

Wilmar International Ltd.	61,200	216,004

		1,317,439

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)

Household Products 0.6%

Colgate-Palmolive Co.	1,270	108,598

Kimberly-Clark Corp.	1,068	143,998

Procter & Gamble Co.	2,572	357,868

Reckitt Benckiser Group PLC	1,954	175,272

		785,736

Personal Products 0.3%
Unilever PLC	5,335	322,283

Tobacco 0.7%

Japan Tobacco, Inc.	16,200	329,994

Philip Morris International, Inc.	6,561	543,185

		873,179

Energy 1.2%
Energy Equipment & Services 0.1%
Baker Hughes Co.	6,231	129,917

Oil, Gas & Consumable Fuels 1.1%

Chevron Corp.	1,600	135,120

ENEOS Holdings, Inc.	48,000	171,965

Kinder Morgan, Inc.	11,800	161,306

TC Energy Corp.	5,753	233,889

TOTAL SE	5,583	240,892

Valero Energy Corp.	2,564	145,046

Williams Companies, Inc.	17,100	342,855

		1,431,073

Financials 9.0%
Banks 4.6%

Bank of America Corp.	5,218	158,158

Bank of Montreal	3,034	230,678

Bank of Nova Scotia	2,951	159,501

BOC Hong Kong Holdings Ltd.	94,457	286,734

Canadian Imperial Bank of Commerce	1,741	148,701

Citizens Financial Group, Inc.	5,812	207,837

Commonwealth Bank of Australia	4,518	287,359

DBS Group Holdings Ltd.	18,836	357,605

Fifth Third Bancorp.	4,961	136,775

Hang Seng Bank Ltd.	11,607	200,357

Huntington Bancshares, Inc.	10,606	133,954

JPMorgan Chase & Co.	1,969	250,201

KeyCorp.	10,832	177,753

Mitsubishi UFJ Financial Group, Inc.	48,803	215,726

Mizuho Financial Group, Inc.	24,488	311,023

National Australia Bank Ltd.	10,112	177,584

Nordea Bank Abp*	16,599	136,406

Oversea-Chinese Banking Corp., Ltd.	28,981	220,645

PNC Financial Services Group, Inc.	910	135,590

Regions Financial Corp.	11,637	187,588

Royal Bank of Canada	3,680	302,373

Sberbank of Russia PJSC (ADR)	13,114	190,153

Sumitomo Mitsui Financial Group, Inc.	9,398	289,973

Toronto-Dominion Bank	5,779	326,519

Truist Financial Corp.	2,919	139,908

U.S. Bancorp.	4,238	197,448

United Overseas Bank Ltd.	16,928	289,491

		5,856,040

	Shares	Value ($)

Capital Markets 1.4%

3i Group PLC	8,237	131,008

Apollo Global Management, Inc.	5,323	260,721

BlackRock, Inc.	236	170,283

Blackstone Group, Inc. “A”	1,957	126,833

Franklin Resources., Inc.	7,101	177,454

Hong Kong Exchanges & Clearing Ltd.	2,026	111,470

Magellan Financial Group Ltd.	4,652	193,805

Partners Group Holding AG	203	241,856

Standard Life Aberdeen PLC	48,288	186,585

T. Rowe Price Group, Inc.	1,275	193,022

		1,793,037

Diversified Financial Services 0.2%
ORIX Corp.	11,400	175,267

Insurance 2.8%

Admiral Group PLC	4,476	177,837

Allianz SE (Registered)	1,232	302,429

Fidelity National Financial, Inc.	3,007	117,544

Legal & General Group PLC	47,095	173,084

Manulife Financial Corp.	17,433	310,203

Medibank Private Ltd.	65,592	151,079

MetLife, Inc.	3,034	142,446

MS&AD Insurance Group Holdings, Inc.	3,845	117,145

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	503	152,001

NN Group NV	4,040	174,914

Phoenix Group Holdings PLC	24,498	236,263

Poste Italiane SpA 144A	15,516	158,193

Prudential Financial, Inc.	3,826	298,696

Sampo Oyj “A”	5,877	248,731

Sompo Holdings, Inc.	2,918	118,015

Swiss Re AG	3,297	312,529

Zurich Insurance Group AG	828	351,046

		3,542,155

Health Care 6.1%
Biotechnology 1.1%

AbbVie, Inc.	5,609	601,005

Amgen, Inc.	1,309	300,965

BeiGene Ltd. (ADR)*	525	135,655

Gilead Sciences, Inc.	4,685	272,948

		1,310,573

Health Care Equipment & Supplies 0.6%

Abbott Laboratories	2,588	283,360

Coloplast AS “B”	607	92,282

DexCom, Inc.*	223	82,447

Medtronic PLC	2,419	283,362

		741,451

Health Care Providers & Services 0.5%

Cardinal Health, Inc.	2,960	158,538

CVS Health Corp.	3,105	212,071

UnitedHealth Group, Inc.	804	281,947

		652,556

Health Care Technology 0.2%

M3, Inc.	1,600	151,312

Veeva Systems, Inc. “A”*	360	98,010

		249,322

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	9

	Shares	Value ($)

Pharmaceuticals 3.7%

Astellas Pharma, Inc.	8,615	133,100

AstraZeneca PLC	2,347	237,536

Bayer AG (Registered)	5,218	308,403

Bristol-Myers Squibb Co.	4,798	297,620

Chugai Pharmaceutical Co., Ltd.	5,059	270,328

Eli Lilly & Co.	1,700	287,028

GlaxoSmithKline PLC	13,595	250,019

Hikma Pharmaceuticals PLC	4,677	161,393

Johnson & Johnson	2,585	406,827

Merck & Co., Inc.	4,636	379,225

Novartis AG (Registered)	4,231	400,229

Novo Nordisk AS ‘‘B”	2,939	204,060

Orion Oyj “B”	3,045	139,800

Pfizer, Inc.	11,203	412,382

Roche Holding AG (Genusschein)	1,160	406,010

Sanofi	2,477	239,615

Takeda Pharmaceutical Co., Ltd.	5,339	194,505

		4,728,080

Industrials 4.3%
Aerospace & Defense 0.4%

BAE Systems PLC	31,969	213,413

Lockheed Martin Corp.	405	143,767

Raytheon Technologies Corp.	2,592	185,354

		542,534

Air Freight & Logistics 0.6%

Deutsche Post AG (Registered)	4,566	230,100

FedEx Corp.	739	191,859

United Parcel Service, Inc. “B”	2,230	375,532

		797,491

Building Products 0.1%
Johnson Controls International PLC	3,410	158,872

Commercial Services & Supplies 0.1%

Quad Graphics, Inc.	2	8

Waste Management, Inc.	1,165	137,388

		137,396

Construction & Engineering 0.3%

Bouygues SA	3,870	159,207

HOCHTIEF AG	1,536	152,216

		311,423

Electrical Equipment 0.4%

ABB Ltd. (Registered)	6,455	183,064

Eaton Corp. PLC	1,737	208,683

Emerson Electric Co.	1,748	140,487

		532,234

Industrial Conglomerates 0.8%

3M Co.	1,116	195,066

CK Hutchison Holdings Ltd.	32,373	225,810

Honeywell International, Inc.	910	193,557

Jardine Matheson Holdings Ltd.	2,558	143,167

Siemens AG (Registered)	1,364	199,417

		957,017

Machinery 0.2%

Cummins, Inc.	586	133,081

Kone Oyj “B”	1,266	102,830

		235,911

	Shares	Value ($)

Professional Services 0.2%

Adecco Group AG (Registered)	2,528	169,634

Thomson Reuters Corp.	1,390	113,764

		283,398

Road & Rail 0.3%

Uber Technologies, Inc.*	3,182	162,282

Union Pacific Corp.	952	198,225

		360,507

Trading Companies & Distributors 0.9%

Fastenal Co.	2,043	99,760

ITOCHU Corp.	8,271	237,982

Mitsubishi Corp.	12,498	308,302

Mitsui & Co., Ltd.	14,263	261,570

Sumitomo Corp.	17,301	229,716

		1,137,330

Information Technology 15.4%
Communications Equipment 0.4%

Cisco Systems, Inc.	8,635	386,416

Telefonaktiebolaget LM Ericsson “B”	11,870	141,303

		527,719

Electronic Equipment, Instruments & Components 0.9%

Amphenol Corp. “A”	910	119,001

CDW Corp.	824	108,595

Cognex Corp.	1,528	122,676

Corning, Inc.	4,865	175,140

Keyence Corp.	257	144,650

Murata Manufacturing Co., Ltd.	2,455	221,831

TE Connectivity Ltd.	1,517	183,663

		1,075,556

IT Services 3.1%

Accenture PLC “A”	1,226	320,244

Afterpay Ltd.*	2,005	184,339

Automatic Data Processing, Inc.	1,155	203,511

Broadridge Financial Solutions, Inc.	706	108,159

Fujitsu Ltd.	1,355	196,072

GDS Holdings Ltd. (ADR)*	1,202	112,555

Infosys Ltd. (ADR)	16,239	275,251

International Business Machines Corp.	3,341	420,565

MasterCard, Inc. “A”	573	204,527

Okta, Inc.*	601	152,810

Paychex, Inc.	2,628	244,877

PayPal Holdings, Inc.*	1,382	323,664

Shopify, Inc. “A”*	356	401,984

Square, Inc. “A”*	1,983	431,580

Twilio, Inc. “A”* (a)	412	139,462

Visa, Inc. “A”	505	110,459

Western Union Co.	4,014	88,067

		3,918,126

Semiconductors & Semiconductor Equipment 3.5%

Advanced Micro Devices, Inc.*	2,163	198,369

Analog Devices, Inc.	1,158	171,071

Applied Materials, Inc.	1,528	131,866

Broadcom, Inc.	1,163	509,220

Enphase Energy, Inc.*	1,300	228,111

Intel Corp.	4,527	225,535

KLA Corp.	890	230,430

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Shares	Value ($)

Lam Research Corp.	462	218,189

Marvell Technology Group Ltd.	2,609	124,032

NVIDIA Corp.	721	376,506

QUALCOMM, Inc.	3,006	457,934

Skyworks Solutions, Inc.	721	110,227

SolarEdge Technologies, Inc.*	600	191,472

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,383	586,962

Texas Instruments, Inc.	2,255	370,113

Tokyo Electron Ltd.	395	147,521

United Microelectronics Corp. (ADR) (a)	20,100	169,443

		4,447,001

Software 3.9%

Adobe, Inc.*	695	347,583

Autodesk, Inc.*	429	130,991

DocuSign, Inc.*	755	167,836

Intuit, Inc.	537	203,979

Microsoft Corp.	9,314	2,071,620

Oracle Corp.	4,489	290,393

Paycom Software, Inc.*	392	177,282

salesforce.com, Inc.*	940	209,178

SAP SE	1,038	137,653

ServiceNow, Inc.*	564	310,443

Splunk, Inc.*	532	90,381

Trade Desk, Inc. “A”*	323	258,723

Workday, Inc. “A”*	532	127,473

Zoom Video Communications, Inc. “A”*	599	202,055

Zscaler, Inc.*	1,356	270,807

		4,996,397

Technology Hardware, Storage & Peripherals 3.6%

Apple, Inc.	22,039	2,924,355

Hewlett Packard Enterprise Co.	11,595	137,401

HP, Inc.	7,832	192,589

Logitech International SA (Registered)	1,567	153,825

NetApp, Inc.	3,746	248,135

Samsung Electronics Co., Ltd. (GDR) (Registered)	191	348,575

Seagate Technology PLC	5,761	358,104

Seiko Epson Corp.	15,586	231,382

		4,594,366

Materials 3.2%
Chemicals 1.1%

Air Products & Chemicals, Inc.	597	163,112

BASF SE	1,981	156,463

Dow, Inc.	6,085	337,717

Linde PLC	411	108,303

LyondellBasell Industries NV “A”	2,383	218,426

Nutrien Ltd.	5,133	246,952

Sociedad Quimica y Minera de Chile SA (ADR)	3,210	157,579

		1,388,552

Construction Materials 0.2%
LafargeHolcim Ltd. (Registered)	4,939	273,727

Containers & Packaging 0.3%

Amcor PLC	15,179	178,657

International Paper Co.	3,575	177,749

		356,406

	Shares	Value ($)

Metals & Mining 1.5%

Anglo American PLC	3,930	130,893

B2Gold Corp.	25,136	140,796

BHP Group Ltd.	11,105	362,908

BHP Group PLC	9,788	257,989

Rio Tinto Ltd.	3,603	317,763

Rio Tinto PLC	6,321	474,139

Vale SA (ADR)	13,248	222,037

		1,906,525

Paper & Forest Products 0.1%
UPM-Kymmene Oyj	3,838	143,270

Real Estate 1.8%
Equity Real Estate Investment Trusts (REITs) 1.4%

Ascendas Real Estate Investment Trust	39,043	88,332

CapitaLand Integrated Commercial Trust	103,306	169,259

Crown Castle International Corp.	883	140,565

Link REIT	17,400	158,387

Medical Properties Trust, Inc.	12,525	272,920

Omega Healthcare Investors, Inc.	6,700	243,344

Prologis, Inc.	929	92,584

Public Storage	495	114,310

Realty Income Corp.	1,642	102,083

VICI Properties, Inc.	10,592	270,096

WP Carey, Inc.	1,819	128,385

		1,780,265

Real Estate Management & Development 0.4%

New World Development Co., Ltd.	34,474	160,657

Sun Hung Kai Properties Ltd.	11,235	145,052

Wharf Real Estate Investment Co., Ltd.	32,000	166,798

		472,507

Utilities 3.3%
Electric Utilities 2.4%

American Electric Power Co., Inc.	1,587	132,149

CLP Holdings Ltd.	10,214	94,471

Duke Energy Corp.	2,108	193,008

EDP — Energias de Portugal SA	35,803	225,635

Endesa SA	10,334	282,902

Enel SpA	27,939	283,293

Entergy Corp.	1,301	129,892

Exelon Corp.	3,174	134,006

Fortum Oyj	13,314	321,874

Iberdrola SA	10,698	152,876

NextEra Energy, Inc.	2,584	199,356

OGE Energy Corp.	3,065	97,651

PPL Corp.	7,426	209,413

Red Electrica Corp. SA	8,578	176,027

Southern Co.	3,513	215,804

SSE PLC	11,570	237,205

		3,085,562

Gas Utilities 0.2%
Snam SpA	44,224	249,621

Multi-Utilities 0.7%

Consolidated Edison, Inc.	1,633	118,017

Dominion Energy, Inc	2,838	213,418

DTE Energy Co.	1,161	140,957

National Grid PLC	13,523	160,427

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	11

	Shares	Value ($)

Public Service Enterprise Group, Inc.	2,398	139,803

Sempra Energy	971	123,715

		896,337
Total Common Stocks (Cost $56,074,014)		75,292,153

Preferred Stocks 4.2%
Financials 2.7%

AGNC Investment Corp. Series C, 7.0%	14,427	367,744

Capital One Financial Corp. Series G, 5.2%	10,000	265,200

Citigroup, Inc. Series S, 6.3%	15,000	383,400

Fifth Third Bancorp. Series I, 6.625%	10,000	291,200

JPMorgan Chase & Co. Series AA, 6.1%	15,000	386,250

KeyCorp. Series E, 6.125%	10,000	292,700

Morgan Stanley Series K, 5.85%	10,000	288,500

The Goldman Sachs Group, Inc. Series J, 5.5%	17,000	464,610

Truist Financial Corp. Series H, 5.625%	10,000	259,900

Wells Fargo & Co. Series Y, 5.625%	15,000	401,100

		3,400,604

Real Estate 0.9%

Kimco Realty Corp. Series L, 5.125%	15,000	394,050

Prologis, Inc. Series Q, 8.54%	164	11,316

Simon Property Group, Inc. Series J, 8.375%	8,000	564,400

VEREIT, Inc. Series F, 6.7%	5,203	130,856

		1,100,622

Utilities 0.6%

Dominion Energy, Inc. Series A, 5.25%	30,000	785,400
Total Preferred Stocks (Cost $5,298,828)		5,286,626

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $30,283)	170	8,109

	Principal Amount ($)(c)	Value ($)
Corporate Bonds 15.2%
Communication Services 2.7%

Arches Buyer, Inc., 144A, 4.25%, 6/1/2028	30,000	30,381

AT&T, Inc.:

1.65%, 2/1/2028	50,000	51,015

2.25%, 2/1/2032	95,000	96,370

2.75%, 6/1/2031	135,000	144,264

3.65%, 6/1/2051	100,000	104,709

CCO Holdings LLC:

144A, 4.75%, 3/1/2030	100,000	107,900

144A, 5.875%, 5/1/2027	250,000	259,687

	Principal Amount ($)(c)	Value ($)

Charter Communications Operating LLC:

3.7%, 4/1/2051	140,000	145,384

5.05%, 3/30/2029	100,000	121,586

CSC Holdings LLC:

144A, 3.375%, 2/15/2031	200,000	196,250

144A, 4.125%, 12/1/2030	200,000	209,120

Discovery Communications LLC, 144A, 4.0%, 9/15/2055	50,000	55,965

Netflix, Inc.:

4.375%, 11/15/2026	100,000	110,875

5.5%, 2/15/2022	175,000	183,094

5.875%, 11/15/2028	140,000	167,825

NortonLifeLock, Inc., 3.95%, 6/15/2022	275,000	280,844

T-Mobile U.S.A., Inc.:

144A, 2.05%, 2/15/2028	30,000	31,205

144A, 2.25%, 11/15/2031	115,000	118,029

144A, 3.3%, 2/15/2051	50,000	51,441

144A, 3.6%, 11/15/2060	25,000	26,536

144A, 4.375%, 4/15/2040	60,000	73,222

144A, 4.5%, 4/15/2050	80,000	98,671

VeriSign, Inc.:

4.625%, 5/1/2023	300,000	302,625

5.25%, 4/1/2025	300,000	340,875

Verizon Communications, Inc., 2.65%, 11/20/2040	40,000	40,391

ViacomCBS, Inc., 4.2%, 5/19/2032	55,000	66,283

		3,414,547

Consumer Discretionary 1.4%

1011778 BC Unlimited Liability Co., 144A, 4.375%, 1/15/2028	225,000	231,750

Carnival Corp., 144A, 7.625%, 3/1/2026	97,000	105,681

Dollar General Corp., 4.125%, 4/3/2050	20,000	25,311

Ford Motor Credit Co. LLC:

3.37%, 11/17/2023	350,000	356,926

3.375%, 11/13/2025	261,000	268,141

Hilton Domestic Operating Co., Inc., 144A, 4.0%, 5/1/2031	125,000	131,889

Nissan Motor Co., Ltd., 144A, 4.345%, 9/17/2027	395,000	436,288

QVC, Inc., 4.75%, 2/15/2027	185,000	198,413

		1,754,399

Consumer Staples 0.4%

Albertsons Companies, Inc.:

144A, 3.25%, 3/15/2026	100,000	101,500

144A, 3.5%, 3/15/2029	50,000	50,593

Altria Group, Inc.:

3.875%, 9/16/2046	20,000	21,126

4.45%, 5/6/2050	40,000	47,289

Anheuser-Busch InBev Worldwide, Inc.:

4.439%, 10/6/2048	50,000	62,236

5.55%, 1/23/2049	121,000	172,047

BAT Capital Corp., 2.726%, 3/25/2031	60,000	62,144

Keurig Dr Pepper, Inc., 3.8%, 5/1/2050	15,000	17,966

Smithfield Foods, Inc., 144A, 3.0%, 10/15/2030	40,000	42,323

		577,224

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($)(c)	Value ($)

Energy 2.4%

BP Capital Markets America, Inc., 2.939%, 6/4/2051	75,000	76,615

Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	200,000	232,755

Devon Energy Corp., 5.0%, 6/15/2045	60,000	70,672

Energy Transfer Operating LP, 5.5%, 6/1/2027	100,000	117,700

Enterprise Products Operating LLC, 4.2%, 1/31/2050	172,000	202,066

Hess Corp., 5.8%, 4/1/2047	70,000	89,066

Marathon Petroleum Corp., 4.7%, 5/1/2025	110,000	126,011

MPLX LP, 2.65%, 8/15/2030	35,000	36,680

Occidental Petroleum Corp.:

5.5%, 12/1/2025	10,000	10,426

6.125%, 1/1/2031	15,000	16,053

Petrobras Global Finance BV, 5.093%, 1/15/2030	625,000	698,437

Petroleos Mexicanos, 6.84%, 1/23/2030	625,000	654,238

Plains All American Pipeline LP, 3.8%, 9/15/2030	50,000	53,753

Saudi Arabian Oil Co., 144A, 2.25%, 11/24/2030	625,000	636,465

		3,020,937

Financials 3.1%

AerCap Ireland Capital DAC:

3.15%, 2/15/2024	300,000	314,479

4.625%, 10/15/2027	300,000	339,720

Air Lease Corp., 3.0%, 2/1/2030	125,000	128,325

Avolon Holdings Funding Ltd., 144A, 4.25%, 4/15/2026	40,000	43,095

Banco Nacional de Panama, 144A, 2.5%, 8/11/2030	200,000	200,000

Bank of America Corp.:

2.676%, 6/19/2041	60,000	62,514

4.3%, Perpetual (d)	102,000	105,168

Barclays PLC, 2.852%, 5/7/2026	200,000	214,788

Blackstone Secured Lending Fund, 144A, 3.625%, 1/15/2026	155,000	159,429

BPCE SA, 144A, 4.875%, 4/1/2026	300,000	352,798

Charles Schwab Corp., 4.0%, Perpetual (d)	125,000	131,562

Citigroup, Inc.:

2.572%, 6/3/2031	130,000	138,562

4.0%, Perpetual (d)	300,000	307,875

HSBC Holdings PLC, 4.6%, Perpetual (d)	250,000	254,405

JPMorgan Chase & Co., 2.956%, 5/13/2031	55,000	60,313

Morgan Stanley, 1.794%, 2/13/2032	45,000	45,322

OneMain Finance Corp., 4.0%, 9/15/2030	25,000	25,940

Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022	12,000	12,594

REC Ltd., 144A, 4.75%, 5/19/2023	200,000	213,312

Societe Generale SA, 144A, 5.375%, Perpetual (d)	250,000	265,092

The Goldman Sachs Group, Inc., 4.4%, Perpetual (a) (d)	31,000	31,698

	Principal Amount ($)(c)	Value ($)

Truist Financial Corp., 4.8%, Perpetual (d)	300,000	316,868

Westpac Banking Corp., 5.0%, Perpetual (d)	200,000	211,325

		3,935,184

Health Care 1.3%

AbbVie, Inc., 4.875%, 11/14/2048	75,000	101,435

Bausch Health Companies, Inc., 144A, 5.25%, 2/15/2031	50,000	52,236

Biogen, Inc., 3.15%, 5/1/2050	50,000	51,846

CVS Health Corp., 5.05%, 3/25/2048	175,000	237,174

Fresenius Medical Care U.S. Finance III, Inc., 144A, 2.375%, 2/16/2031	150,000	152,453

Gilead Sciences, Inc., 2.8%, 10/1/2050	50,000	49,621

HCA, Inc., 5.25%, 6/15/2026	300,000	355,051

Hologic, Inc., 144A, 3.25%, 2/15/2029	60,000	61,050

Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	625,000	600,788

		1,661,654

Industrials 1.5%

Adani Ports & Special Economic Zone Ltd., 144A, 4.2%, 8/4/2027	200,000	214,637

Boeing Co.:

1.95%, 2/1/2024	105,000	108,137

2.7%, 5/1/2022	135,000	138,796

2.75%, 2/1/2026	145,000	152,475

4.508%, 5/1/2023	140,000	151,317

4.875%, 5/1/2025	98,000	111,711

5.04%, 5/1/2027	60,000	70,144

Delta Air Lines, Inc., 144A, 4.5%, 10/20/2025	30,000	32,066

Gartner, Inc., 144A, 3.75%, 10/1/2030	60,000	63,226

General Electric Co.:

3.45%, 5/1/2027	50,000	56,552

3.625%, 5/1/2030	40,000	45,715

GFL Environmental, Inc.:

144A, 3.75%, 8/1/2025	100,000	102,500

144A, 4.0%, 8/1/2028	150,000	151,125

Nielsen Finance LLC, 144A, 5.625%, 10/1/2028	110,000	119,521

Prime Security Services Borrower LLC:

144A, 5.25%, 4/15/2024	255,000	272,212

144A, 6.25%, 1/15/2028	70,000	75,151

		1,865,285

Information Technology 0.4%

Booz Allen Hamilton, Inc., 144A, 3.875%, 9/1/2028	40,000	41,200

Broadcom, Inc., 5.0%, 4/15/2030	70,000	85,093

Dell International LLC, 144A, 8.35%, 7/15/2046	60,000	90,769

Open Text Corp., 144A, 3.875%, 2/15/2028	175,000	182,000

Oracle Corp., 3.6%, 4/1/2050	25,000	29,127

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	13

	Principal Amount ($)(c)	Value ($)

Qorvo, Inc., 144A, 3.375%, 4/1/2031	50,000	51,625

Seagate HDD Cayman:

144A, 3.125%, 7/15/2029	35,000	35,004

144A, 3.375%, 7/15/2031	25,000	25,135

		539,953

Materials 0.4%

LYB International Finance III LLC, 3.625%, 4/1/2051	30,000	32,782

MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	256,000	288,000

Nutrition & Biosciences, Inc., 144A, 3.468%, 12/1/2050	57,000	61,918

Reynolds Group Issuer, Inc, 144A, 4.0%, 10/15/2027	40,000	41,000

Valvoline, Inc., 144A, 3.625%, 6/15/2031 (e)	20,000	20,525

WRKCo., Inc., 3.0%, 6/15/2033	30,000	32,960

		477,185

Real Estate 0.7%

American Tower Corp.:

(REIT), 2.95%, 1/15/2051	35,000	35,084

(REIT), 3.8%, 8/15/2029	165,000	191,835

Equinix, Inc., (REIT), 2.15%, 7/15/2030	34,000	34,583

Iron Mountain, Inc.:

144A, (REIT), 5.0%, 7/15/2028	55,000	58,430

144A, (REIT), 5.25%, 7/15/2030	105,000	113,400

MPT Operating Partnership LP, (REIT), 3.5%, 3/15/2031	195,000	201,338

Office Properties Income Trust, (REIT), 4.15%, 2/1/2022	60,000	61,088

Omega Healthcare Investors, Inc.:

(REIT), 4.5%, 4/1/2027	50,000	56,238

(REIT), 4.75%, 1/15/2028	60,000	68,357

VEREIT Operating Partnership LP, (REIT), 2.85%, 12/15/2032	30,000	31,369

Welltower, Inc., (REIT), 2.75%, 1/15/2031	40,000	42,325

		894,047

Utilities 0.9%

ENN Energy Holdings, Ltd., 144A, 2.625%, 9/17/2030	200,000	201,112

NextEra Energy Operating Partners LP:

144A, 3.875%, 10/15/2026	190,000	202,825

144A, 4.25%, 7/15/2024	275,000	294,250

Pacific Gas and Electric Co.:

2.5%, 2/1/2031	20,000	20,073

3.3%, 8/1/2040	70,000	69,864

3.5%, 8/1/2050	25,000	24,848

Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR 260,000	342,458

		1,155,430
Total Corporate Bonds (Cost $18,134,382)		19,295,845

	Principal Amount ($)(c)	Value ($)

Asset-Backed 5.6%
Automobile Receivables 3.0%

AmeriCredit Automobile Receivables Trust, “C”, Series 2019-2, 2.74%, 4/18/2025	720,000	749,917

Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2019-1A, 144A, 4.53%, 3/20/2023	100,000	101,686

CPS Auto Receivables Trust, “E”, Series 2015-C, 144A, 6.54%, 8/16/2021	500,000	501,014

Flagship Credit Auto Trust, “C”, Series 2019-4, 144A, 2.77%, 12/15/2025	1,100,000	1,144,751

GMF Floorplan Owner Revolving Trust, “C”, Series 2019-1, 144A, 3.06%, 4/15/2024	260,000	266,666

Hertz Vehicle Financing II LP, “B”, Series 2017-2A, 144A, 4.2%, 10/25/2023	500,000	501,363

Hyundai Auto Receivables Trust, “C”, Series 2019-B, 2.4%, 6/15/2026	500,000	522,243

		3,787,640

Credit Card Receivables 0.6%
Fair Square Issuance Trust, “A”, Series 2020-AA, 144A, 2.9%, 9/20/2024	800,000	808,927

Miscellaneous 2.0%

DB Master Finance LLC, “A2I”, Series 2019-1A, 144A, 3.787%, 5/20/2049	217,250	222,625

Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	329,800	353,315

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	321,537	333,653

RR 8 Ltd., “A1B”, Series 2020-8A, 144A, 3-month USD-LIBOR + 1.450%, 1.687%**, 4/15/2033	490,000	491,517

Sierra Timeshare Receivables Funding LLC, “A”, Series 2020-2A, 144A, 1.33%, 7/20/2037	497,991	500,316

Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048	490,000	497,002

Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048	155,200	159,986

		2,558,414
Total Asset-Backed (Cost $7,021,431)		7,154,981

Mortgage-Backed Securities Pass-Throughs 3.8%

Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038	2,072	2,433

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

	Principal Amount ($)(c)	Value ($)

Federal National Mortgage Association:

2.0%, 1/1/2051 (e)	2,300,000	2,388,826

4.5%, 9/1/2035	3,147	3,526

6.0%, 1/1/2024	3,838	4,030

Government National Mortgage Association, 2.0%, 1/1/2051 (e)	2,300,000	2,404,029
Total Mortgage-Backed Securities Pass-Throughs (Cost $4,778,652)		4,802,844

Commercial Mortgage-Backed Securities 3.9%

BX Commercial Mortgage Trust, “D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 1.459%**, 11/15/2035	175,000	174,561

CFK Trust, “A”, Series 2020-MF2, 144A, 2.387%, 3/15/2039	750,000	781,479

Citigroup Commercial Mortgage Trust:

“A”, Series 2020-555, 144A, 2.647%, 12/10/2041	700,000	736,572

“D”, Series 2019-PRM, 144A, 4.35%, 5/10/2036	500,000	520,119

Credit Suisse Commercial Mortgage Trust, “B”, Series 2020-TMIC, 144A, 1-month USD-LIBOR + 5.000%, 5.25%**, 12/15/2035	700,000	701,357

FHLMC Multifamily Structured Pass-Through Certificates:

“X1”, Series K043, Interest Only, 0.528%**, 12/25/2024	4,797,953	89,866

“X1P”, Series KL05, Interest Only, 0.892%**, 6/25/2029	4,800,000	320,019

“X1”, Series K110, Interest Only, 1.698%**, 4/25/2030	3,497,690	463,175

GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	394,448	248,023

MTRO Commercial Mortgage Trust, “C”, Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.300%, 1.459%**, 12/15/2033	250,000	242,780

Multifamily Connecticut Avenue Securities Trust, “M7”, Series 2019-01, 144A, 1-month USD-LIBOR + 1.700%, 1.848%**, 10/15/2049	366,604	356,358

NYT Mortgage Trust, “B”, Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.400%, 1.559%**, 12/15/2035	350,000	348,051
Total Commercial Mortgage-Backed Securities (Cost $5,081,623)		4,982,360

Collateralized Mortgage Obligations 3.1%

Connecticut Avenue Securities Trust:

“1M2”, Series 2019-R03, 144A, 1-month USD-LIBOR + 2.150%, 2.298%**, 9/25/2031	97,755	97,636

	Principal Amount ($)(c)	Value ($)

“1M2”, Series 2019-R02, 144A, 1-month USD-LIBOR + 2.300%, 2.448%**, 8/25/2031	137,774	137,598

Fannie Mae Connecticut Avenue Securities:

“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 2.148%**, 3/25/2031	105,735	105,054

“1M2”, Series 2018-C01, 1-month USD-LIBOR + 2.250%, 2.398%**, 7/25/2030	125,384	124,755

“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 2.498%**, 1/25/2031	393,628	394,128

Federal Home Loan Mortgage Corp., “H”, Series 2278, 6.5%, 1/15/2031	98	109

Federal National Mortgage Association:

“4”, Series 406, Interest Only, 4.0%, 9/25/2040	274,043	37,521

“I”, Series 2003-84, Interest Only, 6.0%, 9/25/2033	79,014	15,649

Freddie Mac Structured Agency Credit Risk Debt Notes:

“M2”, Series 2020-DNA2, 144A, 1-month USD-LIBOR + 1.850%, 1.998%**, 2/25/2050	1,000,000	993,863

“M2”, Series 2019-DNA3, 144A, 1-month USD-LIBOR + 2.050%, 2.198%**, 7/25/2049	260,254	258,800

“M2”, Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.450%, 2.598%**, 3/25/2049	367,855	366,920

“M2”, Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.650%, 2.798%**, 1/25/2049	53,202	53,067

Government National Mortgage Association:

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	102,791	5,130

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	103,013	16,622

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	109,248	17,869

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	71,420	11,918

JPMorgan Mortgage Trust:

“A11”, Series 2019-9, 144A, 1-month USD-LIBOR + 0.900%, 1.05%**, 5/25/2050	192,811	193,041

“AM”, Series 2016-3, 144A, 3.35%**, 10/25/2046	395,988	401,169

New Residential Mortgage Loan Trust:

“A1”, Series 2019-NQM3, 144A, 2.802%**, 7/25/2049	297,879	301,572

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	105,752	106,561

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	15

	Principal Amount ($)(c)	Value ($)

STACR Trust, “M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 2.248%**, 9/25/2048	324,324	320,636
Total Collateralized Mortgage Obligations (Cost $3,901,934)		3,959,618

Government & Agency Obligations 1.7%
Sovereign Bonds

Federative Republic of Brazil, 3.875%, 6/12/2030	200,000	211,000

Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030	200,000	212,126

Republic of Indonesia, 2.85%, 2/14/2030	625,000	674,306

Republic of Kazakhstan, 144A, 1.55%, 11/9/2023	EUR 270,000	341,101

Republic of Philippines, 2.457%, 5/5/2030	625,000	673,688
Total Government & Agency Obligations (Cost $2,068,536)		2,112,221

Short-Term U.S. Treasury Obligations 1.7%

U.S. Treasury Bills:

0.101%***, 8/12/2021 (f)	175,000	174,907

0.125%***, 8/12/2021	250,000	249,868

0.142%***, 6/17/2021 (g)	1,700,000	1,699,361
Total Short-Term U.S. Treasury Obligations (Cost $2,123,578)		2,124,136

	Shares	Value ($)
Exchange-Traded Funds 3.0%
SPDR Bloomberg Barclays Convertible Securities ETF (Cost $2,468,571)	46,280	3,831,521

Securities Lending Collateral 0.6%

DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (h) (i) (Cost $693,562)	693,562	693,562

Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 0.08% (h) (Cost $2,394,743)	2,394,743	2,394,743

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $110,070,137)	104.1	131,938,719
Other Assets and Liabilities, Net	(4.1)	(5,184,255)
Net Assets	100.0	126,754,464

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (h) (i)
1,105,478	—	411,916	(j)	—	—	12,173	—	693,562	693,562
Cash Equivalents 1.9%
DWS Central Cash Management Government Fund, 0.08% (h)
1,544,128	63,175,398	62,324,783		—	—	15,583	—	2,394,743	2,394,743
2,649,606	63,175,398	62,736,699		—	—	27,756	—	3,088,305	3,088,305

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2020 amounted to $666,666, which is 0.5% of net assets.

(b)	Investment was valued using significant unobservable inputs.

(c)	Principal amount stated in U.S. dollars unless otherwise noted.

(d)	Perpetual, callable security with no stated maturity date.

(e)	When-issued, delayed delivery or forward commitment securities included.

(f)	At December 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g)	At December 31, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ASX: Australian Securities Exchange

GDR: Global Depositary Receipt

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

MSCI: Morgan Stanley Capital International

PJSC: Public Joint Stock Company

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

At December 31, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
3 Month Euro Euribor Interest Rate	EUR	12/13/2021	2	614,158	614,216	58
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	12/13/2021	2	569,131	569,129	(2)
3 Month Euroyen	JPY	12/13/2021	2	484,463	484,480	17
3 Month Sterling (Short Sterling) Interest Rate	GBP	12/15/2021	3	512,790	513,146	356
90 Day Eurodollar Time Deposit	USD	12/13/2021	2	498,700	498,950	250
ASX 90 Day Bank Accepted Bills	AUD	12/9/2021	3	2,312,347	2,312,508	161
MSCI E-Mini Emerging Market Index	USD	3/19/2021	81	5,150,977	5,217,210	66,233
Ultra Long U.S. Treasury Bond	USD	3/22/2021	10	2,164,714	2,135,625	(29,089)
Total net unrealized appreciation						37,984

At December 31, 2020, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	3/31/2021	19	2,391,281	2,397,117	(5,836)
S&P 500 E-Mini Index	USD	3/19/2021	12	2,215,735	2,249,280	(33,545)
TOPIX Index	JPY	3/11/2021	17	2,890,185	2,970,946	(80,761)
Total unrealized depreciation						(120,142)

At December 31, 2020, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
Fixed — 2.0% Semi-Annually	Floating — 3-Month LIBOR Quarterly	1/21/2020 1/21/2030	1,800,000	USD	(200,558)	(40,434)	(160,124)

LIBOR: London Interbank Offered Rate; 3-month LIBOR rate as of December 31, 2020 is 0.238%.

As of December 31, 2020, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	800,000	USD	939,411	2/5/2021	(38,637)	Bank of America

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	17

Currency Abbreviations

AUD Australian	Dollar
CHF Swiss	Franc
EUR Euro
GBP British	Pound
JPY Japanese	Yen
USD United	States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,035,095	$2,504,391	$—	$6,539,486
Consumer Discretionary	5,798,007	1,836,720	—	7,634,727
Consumer Staples	2,905,739	2,036,680	—	4,942,419
Energy	1,148,133	412,857	—	1,560,990
Financials	4,880,339	6,486,160	—	11,366,499
Health Care	4,493,390	3,188,592	—	7,681,982
Industrials	2,637,685	2,816,428	—	5,454,113
Information Technology	18,000,589	1,558,576	—	19,559,165
Materials	1,951,328	2,117,152	—	4,068,480
Real Estate	1,364,287	888,485	—	2,252,772
Utilities	2,047,189	2,184,331	—	4,231,520
Preferred Stocks (k)	5,286,626	—	—	5,286,626
Warrants	—	—	8,109	8,109
Fixed Income Investments (k)
Corporate Bonds	—	19,295,845	—	19,295,845
Asset-Backed	—	7,154,981	—	7,154,981
Mortgage-Backed Securities Pass-Throughs	—	4,802,844	—	4,802,844
Commercial Mortgage-Backed Securities	—	4,982,360	—	4,982,360
Collateralized Mortgage Obligations	—	3,959,618	—	3,959,618
Government & Agency Obligations	—	2,112,221	—	2,112,221
Short-Term U.S. Treasury Obligations	—	2,124,136	—	2,124,136
Exchange-Traded Funds	3,831,521	—	—	3,831,521
Short-Term Investments (k)	3,088,305	—	—	3,088,305
Derivatives (l)
Futures Contracts	67,075	—	—	67,075
Total	$61,535,308	$70,462,377	$8,109	$132,005,794

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (l)
Futures Contracts	$(149,233)	$—	$—	$(149,233)
Interest Rate Swap Contracts	—	(160,124)	—	(160,124)
Forward Foreign Currency Contracts	—	(38,637)	—	(38,637)
Total	$(149,233)	$(198,761)	$—	$(347,994)

(k)	See Investment Portfolio for additional detailed categorizations.

(l)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

18	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $106,981,832) — including $666,666 of securities loaned	$128,850,414
Investment in DWS Government & Agency Securities Portfolio (cost $693,562)*	693,562
Investment in DWS Central Cash Management Government Fund (cost $2,394,743)	2,394,743
Cash	20,000
Foreign currency, at value (cost $101,917)	86,829
Receivable for investments sold	35,000
Receivable for Fund shares sold	1,327
Dividends receivable	124,218
Interest receivable	233,394
Receivable for variation margin on centrally cleared swaps	3,641
Foreign taxes recoverable	77,381
Other assets	2,607
Total assets	132,523,116

Liabilities
Payable upon return of securities loaned	693,562
Payable for investments purchased — when-issued/delayed delivery securities	4,793,802
Payable for Fund shares redeemed	37,152
Payable for variation margin on futures contracts	15,338
Unrealized depreciation on forward foreign currency contracts	38,637
Accrued management fee	39,367
Accrued Trustees’ fees	2,683
Other accrued expenses and payables	148,111
Total liabilities	5,768,652
Net assets, at value	$126,754,464

Net Assets Consist of
Distributable earnings (loss)	25,919,499
Paid-in capital	100,834,965
Net assets, at value	$126,754,464

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($126,742,285 ÷ 5,056,269 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$25.07
Class B

Net Asset Value, offering and redemption price per share ($12,179 ÷ 487 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$25.01

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	19

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:
Dividends (net of foreign taxes withheld of $107,329)	$2,462,134
Interest	1,271,929
Income distributions — DWS Central Cash Management Government Fund	15,583
Securities lending income, net of borrower rebates	12,173
Total income	3,761,819
Expenses:
Management fee	442,071
Administration fee	116,532
Services to Shareholders	685
Distribution service fees (Class B)	28
Custodian fee	21,373
Professional fees	97,135
Reports to shareholders	54,184
Trustees’ fees and expenses	5,726
Other	28,733
Total expenses before expense reductions	766,467
Expense reductions	(18)
Total expenses after expense reductions	766,449
Net investment income	2,995,370

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(253,441)
Swap contracts	477,028
Futures	1,538,385
Forward foreign currency contracts	(42,436)
Foreign currency	69,705
1,789,241
Change in net unrealized appreciation (depreciation) on:
Investments	4,642,313
Swap contracts	(137,505)
Futures	(28,164)
Forward foreign currency contracts	(32,854)
Foreign currency	(12,136)
4,431,654
Net gain (loss)	6,220,895
Net increase (decrease) in net assets resulting from operations	$9,216,265

The accompanying notes are an integral part of the financial statements.

20	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:
Net investment income	$2,995,370	$3,775,658
Net realized gain (loss)	1,789,241	2,358,917
Change in net unrealized appreciation (depreciation)	4,431,654	17,107,421
Net increase (decrease) in net assets resulting from operations	9,216,265	23,241,996
Distributions to shareholders:
Class A	(6,579,884)	(5,055,619)
Class B	(575)	(391)
Total distributions	(6,580,459)	(5,056,010)
Fund share transactions:
Class A
Proceeds from shares sold	2,458,485	3,126,739
Reinvestment of distributions	6,579,884	5,055,619
Payments for shares redeemed	(14,768,561)	(16,140,970)
Net increase (decrease) in net assets from Class A share transactions	(5,730,192)	(7,958,612)
Class B
Reinvestment of distributions	575	391
Net increase (decrease) in net assets from Class B share transactions	575	391
Increase (decrease) in net assets	(3,093,811)	10,227,765
Net assets at beginning of period	129,848,275	119,620,510

Net assets at end of period	$126,754,464	$129,848,275

Other Information
Class A
Shares outstanding at beginning of period	5,271,275	5,608,755
Shares sold	106,312	133,321
Shares issued to shareholders in reinvestment of distributions	324,451	220,866
Shares redeemed	(645,769)	(691,667)
Net increase (decrease) in Class A shares	(215,006)	(337,480)

Shares outstanding at end of period	5,056,269	5,271,275
Class B
Shares outstanding at beginning of period	458.6	441.5
Shares issued to shareholders in reinvestment of distributions	28.4	17.1
Net increase (decrease) in Class B shares	28.4	17.1

Shares outstanding at end of period	487	458.6

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

DWS Global Income Builder VIP — Class A

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$24.63	$21.33	$26.56	$23.50	$22.93
Income (loss) from investment operations:

Net investment income[a]	.57	.69	.80	.71	.61
Net realized and unrealized gain (loss)	1.16	3.54	(2.67)	3.10	.91
Total from investment operations	1.73	4.23	(1.87)	3.81	1.52
Less distributions from:

Net investment income	(.74)	(.90)	(.98)	(.75)	(.95)
Net realized gains	(.55)	(.03)	(2.38)	—	—
Total distributions	(1.29)	(.93)	(3.36)	(.75)	(.95)
Net asset value, end of period	$25.07	$24.63	$21.33	$26.56	$23.50
Total Return (%)	8.28	20.16	(7.66)[b]	16.54	6.81

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	127	130	120	147	185
Ratio of expenses before expense reductions (%)[c]	.64	.68	.69	.63	.62
Ratio of expenses after expense reductions (%)[c]	.64	.68	.68	.63	.62
Ratio of net investment income (loss) (%)	2.51	2.96	3.34	2.85	2.66
Portfolio turnover rate (%)	137	182	70	122	135

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

DWS Global Income Builder VIP — Class B

	Years Ended December 31,		Period Ended 12/31/18[a]
	2020	2019

Selected Per Share Data
Net asset value, beginning of period	$24.61	$21.30	$22.65
Income (loss) from investment operations:

Net investment income[b]	.50	.65	.50
Net realized and unrealized gain (loss)	1.15	3.55	(1.85)
Total from investment operations	1.65	4.20	(1.35)
Less distributions from:

Net investment income	(.70)	(.86)	—
Net realized gains	(.55)	(.03)	—
Total distributions	(1.25)	(.89)	—
Net asset value, end of period	$25.01	$24.61	$21.30
Total Return (%)[c]	7.90	20.01	(5.96	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	11	9
Ratio of expenses before expense reductions (%)[d]	1.10	1.10	1.15	*
Ratio of expenses after expense reductions (%)[d]	.93	.86	.86	*
Ratio of net investment income (loss) (%)	2.20	2.77	3.30	*
Portfolio turnover rate (%)	137	182	70	[e]

[a]	For the period from May 1, 2018 (commencement of operations) to December 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2018.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

22	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Income Builder VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

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Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of December 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

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As of December 31, 2020, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$663,602	$—	$—	$—	$663,602
Corporate Bonds	29,960	—	—	—	29,960
Total Borrowings	$693,562	$—	$—	$—	$693,562

Gross amount of recognized liabilities for securities lending transactions					$693,562

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$3,031,181
Undistributed long-term capital gains	$1,789,328
Net unrealized appreciation (depreciation) on investments	$21,085,539

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At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $110,627,722. The net unrealized appreciation for all investments based on tax cost was $21,085,539. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $22,865,547 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,780,008.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$4,875,936	$4,909,285
Distributions from long-term capital gains	$1,704,523	$146,725

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

26	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2020, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2020, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $800,000 to $5,600,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2020, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of December 31, 2020. For the year ended December 31, 2020, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $2,576,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2020, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains. In addition, the Fund entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly into such asset class and to manage the risk of stock market volatility.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2020, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $12,345,000 to $42,318,000, and

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the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $6,988,000 to $12,281,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2020, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $617,000 to $1,175,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $567,000.

The following tables summarize the value of the Fund’s derivative instruments held as of December 31, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts
Equity Contracts (a)	$66,233
Interest Rate Contracts (a)	842
$67,075

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (b)	$—	$—	$(114,306)	$(114,306)
Interest Rate Contracts (b)	—	(160,124)	(34,927)	(195,051)
Foreign Exchange Contracts (c)	(38,637)	—	`—	(38,637)
	$(38,637)	$(160,124)	$(149,233)	$(347,994)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(b)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2020, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (d)	$—	$—	$251,402	$251,402
Credit Contracts (d)	—	970,253	—	970,253
Interest Rate Contracts (d)	—	(493,225)	1,286,983	793,758
Foreign Exchange Contracts (d)	(42,436)	—	—	(42,436)
	$(42,436)	$477,028	$1,538,385	$1,972,977

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively

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Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (e)	$—	$—	$(100,076)	$(100,076)
Credit Contracts (e)	—	(13,370)	—	(13,370)
Interest Rate Contracts (e)	—	(124,135)	71,912	(52,223)
Foreign Exchange Contracts (e)	(32,854)	—	—	(32,854)
	$(32,854)	$(137,505)	$(28,164)	$(198,523)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap contracts and futures, respectively

As of December 31, 2020, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$38,637	$—	$—	$38,637

C. Purchases and Sales of Securities

During the year ended December 31, 2020, purchases and sales of investment transactions, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$153,938,303	$155,711,395
U.S. Treasury Obligations	$5,785,426	$5,869,052

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waiver/reimbursements) of 0.37% of the Fund’s average daily net assets.

For the period from January 1, 2020 through September 30, 2021 (and through April 30, 2020 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses

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to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.71%
Class B	.86%

Effective May 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class B shares at 0.96%.

For the year ended December 31, 2020, fees waived and/or expenses reimbursed for Class B are $18.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $116,532, of which $10,321 is unpaid.

Distribution Service Agreement. DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, is the Fund’s distributor. In accordance with the Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2020, the Distribution Service Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2020
Class B	$28	$2

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31 , 2020
Class A	$480	$89
Class B	22	4
	$502	$93

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $13,086, of which $5,495 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

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Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,099.

E. Ownership of the Fund

At December 31, 2020, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 68%.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2020.

G. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Global Income Builder VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 12, 2021

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Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$1,151.10	$1,148.80
Expenses Paid per $1,000*	$3.35	$5.19

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/20	$1,000.00	$1,000.00
Ending Account Value 6/30/20	$1,022.02	$1,020.31
Expenses Paid per $1,000*	$3.15	$4.88

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A	Class B
Deutsche DWS Variable Series II — DWS Global Income Builder VIP	.62%	.96%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

The Fund paid distributions of $0.34 per share from net long-term capital gains during its year ended December 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,987,000 as capital gain dividends for its year ended December 31, 2020.

For corporate shareholders, 26% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2020 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

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Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Income Builder VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	35

quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be equal to the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

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Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

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Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—

38	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

Deutsche DWS Variable Series II — DWS Global Income Builder VIP	|	39

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

40	|	Deutsche DWS Variable Series II — DWS Global Income Builder VIP

Notes

Notes

Notes

VS2GIB-2 (R-025825-10 2/21)

December 31, 2020

Annual Report

Deutsche DWS Variable Series II

DWS Government Money Market VIP

Contents

3	Management Summary
5	Portfolio Summary
6	Investment Portfolio
8	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Information About Your Fund’s Expenses
16	Tax Information
16	Proxy Voting
17	Advisory Agreement Board Considerations and Fee Evaluation
20	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Management Summary	December 31, 2020 (Unaudited)

During the 12-month period ended December 31, 2020, the Fund provided a total return of 0.24% (Class A shares, unadjusted for contract charges). All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.

Over the past 12 months ended December 31, 2020, yields across the money market yield curve fluctuated based on the status of the U.S. economy, evolving U.S. Federal Reserve (Fed) statements and actions, federal, state and local responses to the coronavirus pandemic, and investor sentiment regarding U.S. political uncertainty and U.S./China trade tensions. In January, the first news of the coronavirus outbreak in China reached the rest of the world, and by February and March, the virus had already spread dramatically in some parts of Europe and the United States. As worries about the outbreak grew, the U.S. financial system endured severe shocks as state and local governments imposed ever-increasing restrictions on public gatherings while significant portions of the U.S. economy were shut down, and the country instantly saw massive job losses and depressed economic activity. In response, the Fed almost immediately enacted a series of measures to gradually restore liquidity to the money markets and boost confidence in financial markets overall. The Fed cut short-term rates by 1.5 percentage points, re-initiated quantitative easing through significant purchases of Treasury, agency, mortgage and high yield securities, restarted liquidity facilities that had been effective in boosting market liquidity during the 2008 financial crisis, and added new facilities. On the fiscal side, Congress and the Administration enacted a $2.3 trillion aid package that included direct payments to individuals, enhanced unemployment benefits and loans to small businesses. These actions helped to stabilize equity markets and boosted investor confidence. Liquidity within the money markets, which had all but disappeared in early March, was restored to a tremendous degree in April due to the above-mentioned monetary and fiscal measures. As a result, by the end of April money markets had largely normalized, in our view.

During the early fall through the end of 2020, investors largely looked past the Administration’s evident pullback from a full-scale national effort to combat the coronavirus. Market watchers then anxiously awaited the outcome of the U.S. election, witnessed significant political disruptions, and waited to see whether Congress and the Administration could agree on another financial relief package for citizens, states and cities, and small businesses. A relief package, though smaller than anticipated, finally was approved near the end of the year.

We were able to maintain what we believe to be a competitive yield for the Fund during the annual period ended December 31, 2020. During the period, the Fund held a large percentage of portfolio assets in agency and Treasury floating-rate securities to take advantage of incremental rises in SOFR (the Secured Overnight Financing Rate) and Treasury bill rates. At the same time, the Fund invested in overnight agency repurchase agreements for liquidity and looked for yield opportunities from three- to six-month agency and Treasury securities.

While significant U.S. political uncertainty has persisted through the end of 2020 and beyond, given the results of the election we believe that the prospects for additional fiscal stimulus in early 2021 have measurably increased. With that, we look for higher short-term Treasury issuance, which should relieve some downward pressure on money market yields and help yields to pick up marginally. Our strategy over the coming weeks will be to shorten duration now in preparation for continued steepening in the money market yield curve in 2021 that we believe may occur, and take advantage of higher yields when possible.

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	3

Fund Performance (as of December 31, 2020)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

7-Day Current Yield
December 31, 2020	0.01%*

*	The 7-Day Current Yield would have been -.35% had certain expenses not been reduced.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. Please visit our Web site at liquidity.dws.com/US/index.jsp for the product’s most recent month-end performance.

Terms to Know

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

A repurchase agreement, or “overnight repo,” is an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term “parking place” for large sums of money.

Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days. While floating-rate securities are senior to equity and fixed- income securities, there is no guaranteed return of principal in case of default. Floating- rate issues often have less interest-rate risk than other fixed-income investments.

Floating-rate securities are most often secured assets, generally senior to a company’s secured debt, and can be transferred to debt holders, resulting in potential downside risk.

SOFR, or the Secured Overnight Financing Rate, is a benchmark interest rate for short-term U.S. dollar-denominated loans that has been recommended to replace the London Interbank Offered Rate (LIBOR). SOFR is based on transactions in the Treasury repurchase market where investors offer banks overnight loans backed by their bond assets.

Duration is a measure of price volatility for fixed-income instruments. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels.

4	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/20	12/31/19
Government & Agency Obligations	77%	79%
Repurchase Agreements	23%	21%
	100%	100%

Weighted Average Maturity	12/31/20	12/31/19
Deutsche DWS Variable Series II — DWS Government Money Market VIP	26 days	29 days
iMoneyNet Money Fund AverageTM — Gov’t & Agency Retail*	37 days	29 days

*

The Fund is compared to its respective iMoneyNet Money Fund Average category: Gov’t & Agency Retail — Category includes the most broadly based of the government retail funds. These funds may invest in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 6.

Each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com as of each month-end. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	5

Investment Portfolio	as of December 31, 2020

	Principal Amount ($)	Value ($)
Government & Agency Obligations 77.1%
U.S. Government Sponsored Agencies 32.6%

Federal Farm Credit Bank:

1-month LIBOR minus 0.055%, 0.093%*, 2/3/2021	1,000,000	999,991

0.112%**, 4/16/2021	1,500,000	1,499,519

SOFR plus 0.070%, 0.16%*, 8/11/2022	500,000	500,041

0.35%, 5/7/2021	1,250,000	1,249,764

Federal Home Loan Bank:

3-month LIBOR minus 0.155%, 0.061%*, 1/29/2021	1,000,000	1,000,000

0.09%**, 3/24/2021	1,500,000	1,499,696

1-month LIBOR minus 0.050%, 0.098%*, 1/27/2021	1,000,000	1,000,000

0.1%**, 1/29/2021	2,500,000	2,499,809

SOFR plus 0.010%, 0.1%*, 5/3/2021	4,000,000	4,000,000

0.11%, 4/26/2021	1,000,000	999,980

SOFR plus 0.030%, 0.12%*, 1/28/2021	1,500,000	1,500,000

SOFR plus 0.040%, 0.13%*, 2/9/2021	1,000,000	1,000,000

SOFR plus 0.040%, 0.13%*, 2/26/2021	2,750,000	2,750,000

1-month LIBOR minus 0.010%, 0.138%*, 5/3/2021	750,000	749,974

SOFR plus 0.050%, 0.14%*, 1/22/2021	300,000	300,000

SOFR plus 0.050%, 0.14%*, 1/28/2021	2,500,000	2,500,000

0.15%, 11/22/2021	1,000,000	1,000,000

SOFR plus 0.065%, 0.155%*, 2/26/2021	1,500,000	1,500,000

SOFR plus 0.120%, 0.21%*, 2/28/2022	1,000,000	1,000,000

0.458%**, 3/8/2021	2,500,000	2,497,938

0.529%**, 3/9/2021	1,000,000	999,032

Federal Home Loan Mortgage Corp.:

SOFR plus 0.030%, 0.12%*, 1/22/2021	1,200,000	1,200,000

SOFR plus 0.030%, 0.12%*, 2/24/2021	1,500,000	1,500,000

SOFR plus 0.070%, 0.16%*, 2/25/2022	3,000,000	3,000,000

SOFR plus 0.950%, 0.185%*, 8/19/2022	1,500,000	1,500,000

SOFR plus 0.150%, 0.24%*, 3/4/2022	1,750,000	1,747,189

Federal National Mortgage Association:

SOFR plus 0.040%, 0.13%*, 1/29/2021	1,500,000	1,500,000

SOFR plus 0.050%, 0.14%*, 3/4/2021	3,500,000	3,500,000

SOFR plus 0.075%, 0.165%*, 6/4/2021	2,000,000	2,000,000

SOFR plus 0.300%, 0.39%*, 1/7/2022	1,500,000	1,500,000

SOFR plus 0.310%, 0.4%*, 10/25/2021	1,500,000	1,500,000

		49,992,933

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 44.5%

U.S. Treasury Bills:

0.082%**, 2/16/2021	5,000,000	4,999,483

0.086%**, 2/25/2021	8,250,000	8,248,911

0.092%**, 5/27/2021	5,000,000	4,998,175

0.097%**, 1/7/2021	5,000,000	4,999,921

0.102%**, 1/28/2021	5,000,000	4,999,594

0.102%**, 3/2/2021	1,000,000	999,833

0.105%**, 1/14/2021	2,500,000	2,499,859

0.107%**, 3/25/2021	5,000,000	4,998,790

0.12%**, 2/25/2021	1,750,000	1,749,702

0.122%**, 2/11/2021	2,000,000	1,999,727

0.125%**, 1/28/2021	3,000,000	2,999,755

0.147%**, 1/14/2021	4,000,000	3,999,839

U.S. Treasury Floating Rate Notes:

3-month U.S. Treasury Bill Money Market Yield plus 0.055%, 0.15%*, 7/31/2022	1,000,000	999,976

3-month U.S. Treasury Bill Money Market Yield plus 0.114%, 0.209%*, 4/30/2022	3,500,000	3,503,472

3-month U.S. Treasury Bill Money Market Yield plus 0.115%, 0.21%*, 1/31/2021	9,000,000	9,000,760

3-month U.S. Treasury Bill Money Market Yield plus 0.139%, 0.234%*, 4/30/2021	5,700,000	5,702,708

3-month U.S. Treasury Bill Money Market Yield plus 0.220%, 0.315%*, 7/31/2021	500,000	500,644

3-month U.S. Treasury Bill Money Market Yield plus 0.300%, 0.395%*, 10/31/2021	1,000,000	1,002,502

		68,203,651
Total Government & Agency Obligations (Cost $118,196,584)		118,196,584

Repurchase Agreements 22.8%

Citigroup Global Markets, Inc., 0.05%, dated 12/31/2020, to be repurchased at $19,608,109 on 1/4/2021 (a)	19,608,000	19,608,000

Wells Fargo Bank, 0.08%, dated 12/31/2020, to be repurchased at $15,300,136 on 1/4/2021 (b)	15,300,000	15,300,000
Total Repurchase Agreements (Cost $34,908,000)		34,908,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $153,104,584)	99.9	153,104,584
Other Assets and Liabilities, Net	0.1	152,630
Net Assets	100.0	153,257,214

The accompanying notes are an integral part of the financial statements.

6	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

*	Floating rate security. These securities are shown at their current rate as of December 31, 2020.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
311,300	U.S. Treasury Bond	2.25-2.875	8/15/2045-8/15/2047	392,332
17,065,700	U.S. Treasury Note	0.25	7/15/2029	19,607,912
Total Collateral Value				20,000,244

(b)	Collateralized by $14,534,886 Federal National Mortgage Association, with the various coupon rates from 1.865-6%, with various maturity dates of 4/1/2023-12/1/2050 with a value of $15,606,000.

LIBOR: London Interbank Offered Rate

SOFR: Secured Overnight Financing Rate

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Government & Agency Obligations (c)	$—	$118,196,584	$—	$118,196,584
Repurchase Agreements	—	34,908,000	—	34,908,000
Total	$—	$153,104,584	$—	$153,104,584

(c)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	7

Statement of

Assets and Liabilities

as of December 31, 2020

Assets
Investments in securities, valued at amortized cost	$118,196,584
Repurchase Agreements, valued at amortized cost	34,908,000
Cash	50,208
Receivable for Fund shares sold	195,940
Interest receivable	16,314
Other assets	3,532
Total assets	153,370,578

Liabilities
Payable for Fund shares redeemed	9,344
Distributions payable	684
Accrued Trustees’ fees	2,505
Other accrued expenses and payables	100,831
Total liabilities	113,364
Net assets, at value	$153,257,214

Net Assets Consist of
Distributable earnings (loss)	15,013
Paid-in capital	153,242,201
Net assets, at value	$153,257,214

Net Asset Value
Class A

Net asset value, offering and redemption price per share ($153,257,214 ÷ 153,325,917 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:
Interest	$666,741
Expenses:
Management fee	369,116
Administration fee	152,957
Services to Shareholders	2,759
Custodian fee	4,789
Professional fees	51,913
Reports to shareholders	62,650
Trustees’ fees and expenses	4,954
Other	12,071
Total expenses before expense reductions	661,209
Expense reductions	(303,046)
Total expenses after expense reductions	358,163
Net investment income	308,578
Net realized gain (loss) from investments	144
Net increase (decrease) in net assets resulting from operations	$308,722

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:
Net investment income (loss)	$308,578	$1,929,658
Net realized gain (loss)	144	42
Net increase (decrease) in net assets resulting from operations	308,722	1,929,700
Distributions to shareholders :
Class A	(308,575)	(1,929,596)
Fund share transactions:
Class A
Proceeds from shares sold	180,940,347	121,681,165
Reinvestment of distributions	366,986	1,949,598
Payments for shares redeemed	(150,319,848)	(108,541,061)
Net increase (decrease) in net assets from Class A share transactions	30,987,485	15,089,702
Increase (decrease) in net assets	30,987,632	15,089,806
Net assets at beginning of period	122,269,582	107,179,776

Net assets at end of period	$153,257,214	$122,269,582

Other Information:
Class A
Shares outstanding at beginning of period	122,338,432	107,248,730
Shares sold	180,940,347	121,681,165
Shares issued to shareholders in reinvestment of distributions	366,986	1,949,598
Shares redeemed	(150,319,848)	(108,541,061)
Net increase (decrease) in Fund shares	30,987,485	15,089,702

Shares outstanding at end of period	153,325,917	122,338,432

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	9

Financial Highlights

DWS Government Money Market VIP — Class A
	Years Ended December 31,
	2020		2019		2018		2017		2016

Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations:

Net investment income	.002		.018		.014		.005		.001	[b]
Net realized gain (loss)	.000	*	.000	*	(.000	)*	.000	*	.000	*
Total from investment operations	.002		.018		.014		.005		.001
Less distributions from:
Net investment income	(.002)		(.018)		(.014)		(.005)		(.001)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	.24	[a]	1.77	[a]	1.39	[a]	.45		.05	[a,b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	153		122		107		111		122
Ratio of expenses before expense reductions (%)[c]	.42		.47		.50		.48		.51
Ratio of expenses after expense reductions (%)[c]	.23		.47		.50		.48		.44
Ratio of net investment income (%)	.20		1.74		1.37		.45		.05	[b]

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Includes a non-recurring payment for overbilling of prior years’ custodian out-of-pocket fees. Excluding this payment, net investment income per share, total return, and ratio of net investment income to average net assets would have been reduced by $0.0004, 0.04%, and 0.04%, respectively.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.0005.

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Government Money Market VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claim on the collateral may be subject to legal proceedings.

As of December 31, 2020, the Fund held repurchase agreements with a gross value of $34,908,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	11

At December 31, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,013

At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $153,104,584.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income	$308,575	$1,929,596

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.235%
Next $500 million	.220%
Next $1.0 billion	.205%
Over $2.0 billion	.190%

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.235% of the Fund’s average daily net assets.

For the period from January 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses. This voluntary waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of the Fund.

For the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $303,046.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $152,957, of which $12,835 is unpaid.

12	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2020, the amounts charged to the Fund by DSC aggregated $2,325, of which $393 is unpaid.

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $7,608, of which $2,910 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At December 31, 2020, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 58%, 15% and 11%.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2020.

E. Money Market Fund Investments and Yield

Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. Conversely, any decline in interest rates is likely to cause the Fund’s yield to decline, and during periods of unusually low interest rates, the Fund’s yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.

If there is an insufficient supply of US government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.

F. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Government Money Market VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Government Money Market VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 12, 2021

14	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020

Actual Fund Return	Class A
Beginning Account Value 7/1/20	$1,000.00
Ending Account Value 12/31/20	$1,000.10
Expenses Paid per $1,000*	$.65

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/20	$1,000.00
Ending Account Value 12/31/20	$1,024.48
Expenses Paid per $1,000*	$.66

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Government Money Market VIP	.13%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	15

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

16	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Government Money Market VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	17

effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one- and three-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 2nd quartile and 1st quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. Based on Broadridge data provided as of December 31, 2019, the Board noted that the Fund’s Class A shares total operating expenses were higher than the median (3rd quartile) of the applicable Broadridge expense universe (less any applicable 12b-1 fees). The Board noted the expense limitation agreed to by DIMA. The Board also noted the voluntary fee waivers implemented by DIMA from time to time in recent years to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board

18	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	19

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—

20	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

Deutsche DWS Variable Series II — DWS Government Money Market VIP	|	21

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

22	|	Deutsche DWS Variable Series II — DWS Government Money Market VIP

Notes

VS2GMM-2 (R-025834-10 2/21)

December 31, 2020

Annual Report

Deutsche DWS Variable Series II

DWS High Income VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
15	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Information About Your Fund’s Expenses
27	Tax Information
27	Proxy Voting
28	Advisory Agreement Board Considerations and Fee Evaluation
31	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS High Income VIP

Performance Summary	December 31, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.96% and 1.40% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,624	$11,982	$14,538	$18,153
	Average annual total return	6.24%	6.21%	7.77%	6.14%
ICE BofA US High Yield Index	Growth of $10,000	$10,607	$11,861	$14,978	$18,972
	Average annual total return	6.07%	5.85%	8.42%	6.61%

DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,577	$11,862	$14,329	$17,595
	Average annual total return	5.77%	5.86%	7.46%	5.81%
ICE BofA US High Yield Index	Growth of $10,000	$10,607	$11,861	$14,978	$18,972
	Average annual total return	6.07%	5.85%	8.42%	6.61%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS High Income VIP	|	3

Management Summary	December 31, 2020 (Unaudited)

The Fund returned 6.24% in 2020 (Class A shares, unadjusted for contract charges), outperforming the 6.07% return of its benchmark, the ICE BofA US High Yield Index.

The year began with elevated market volatility, as the emergence of COVID-19 led to a sharp sell-off in higher-risk assets. The index fell 13.13% in the first quarter of 2020, its worst showing in a calendar quarter since the last three months of 2008. The U.S. government responded to the pandemic by implementing unprecedented fiscal and monetary relief designed to avoid a prolonged recession. In addition, the U.S. Federal Reserve (Fed) announced it would intervene directly in the high-yield market by purchasing exchange-traded funds and individual securities. The ensuing rally lasted through year-end, reflecting growing investor confidence in the economic outlook for 2021.

Consistent with the high level of market volatility, yield spreads experienced a series of large moves throughout the period. The ICE BofA US High Yield Master II Option-Adjusted Spread — which measures the difference between yields on high-yield bonds and equivalent Treasuries — began 2020 at 402 basis points (4.02 percentage points) and fell to a low of 338 on January 20, 2020. Spreads surged in the subsequent sell-off, reaching a peak of 1087 basis points on March 23. As liquidity conditions improved and the markets regained confidence, the yield spread gradually declined to finish the year at 386. The spread movements occurred against a backdrop of sharply declining U.S. Treasury yields. The Fed’s decision to reduce short-term interest rates to near zero and restart of a number of quantitative easing measures caused yields to fall dramatically.

BB rated bonds were the strongest performers among three major credit tiers represented in the index, followed by B rated issues. The relative strength in BBs reflected investors’ preference for higher-rated bonds in the first-quarter downturn. On the other end of the spectrum, lower-rated CCC securities — while finishing 2020 in positive territory — lagged other ratings categories due to the extent of their sell-off in February and March.

Security selection, particularly in the cable and satellite industry, helped Fund performance. Industry allocation was an additional contributor, with an underweight in oil field services having the largest positive effect. In terms of credit quality positioning, an underweight in CCCs aided results. The Fund used derivatives to hedge its modest euro exposure back into U.S. dollars, which did not have a material effect on performance. While we use derivatives periodically for specific purposes, they are not a core aspect of our strategy.

We retain a constructive view on U.S. high yield, as we anticipate the U.S. economy will continue to recover from the impact of COVID-19 as the inoculation program accelerates and virus infection rates begin to trend lower. Nevertheless, there is still the potential for renewed market volatility. The recent emergence of new, more highly transmissible strain of the virus, as well as an uptick in infection rates in certain parts of the United States, has necessitated the imposition of expanded control measures. Ultimately, we believe that volatility could remain elevated until the vaccine successfully brings coronavirus transmission and infection rates under control.

We expect that the U.S. government and the Fed will continue to take steps to blunt the economic impact of the virus-containment measures. We anticipate the Fed will keep interest rates at historically low levels and pursue asset purchases to support market liquidity. In addition, the pandemic relief legislation passed in December 2020 is expected to pump approximately $900 million into the U.S. economy in the first part of 2021.

We are still finding ample opportunities to invest in securities with attractive total return potential relative to the underlying risks, even after the rally in the final nine months of the year. We continue to view fundamental credit analysis as critical, and we seek to identify companies with strong market positions, solid business fundamentals, and improving credit metrics.

Gary Russell, CFA, Managing Director

Thomas R. Bouchard, Director

Lonnie Fox, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS High Income VIP

Terms to Know

ICE BofA US High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

The ICE BofA US High Yield Option—Adjusted Spread (OAS) calculates the spread between a computed OAS index of bonds that are below investment grade (those rated BB or below) and a spot Treasury curve.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the fund.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Deutsche DWS Variable Series II — DWS High Income VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/20	12/31/19
Corporate Bonds	98%	96%
Loan Participations and Assignments	1%	0%
Cash Equivalents	1%	4%
Warrants	0%	0%
Common Stocks	0%	0%
Convertible Bonds	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/20	12/31/19
Consumer Discretionary	22%	14%
Communication Services	19%	24%
Energy	13%	13%
Materials	11%	12%
Industrials	10%	9%
Health Care	8%	9%
Real Estate	5%	3%
Utilities	4%	6%
Consumer Staples	4%	4%
Information Technology	2%	3%
Financials	2%	3%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalent and Securities Lending Collateral)	12/31/20	12/31/19
BBB	4%	5%
BB	61%	61%
B	30%	32%
CCC	5%	2%
Not Rated	0%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS High Income VIP

Investment Portfolio	as of December 31, 2020

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 96.9%
Communication Services 18.3%

Altice France Holding SA:

144A, 6.0%, 2/15/2028	200,000	202,500

144A, 10.5%, 5/15/2027	200,000	224,500

Altice France SA:

144A, 5.5%, 1/15/2028	200,000	209,102

144A, 7.375%, 5/1/2026	710,000	747,275

144A, 8.125%, 2/1/2027	200,000	220,502

Arches Buyer, Inc.:

144A, 4.25%, 6/1/2028	30,000	30,381

144A, 6.125%, 12/1/2028	15,000	15,491

Avaya, Inc., 144A, 6.125%, 9/15/2028	130,000	138,874

Cable One, Inc., 144A, 4.0%, 11/15/2030	28,000	29,085

CCO Holdings LLC:

144A, 4.75%, 3/1/2030	140,000	151,060

144A, 5.0%, 2/1/2028	150,000	158,625

144A, 5.125%, 5/1/2027	125,000	132,649

CenturyLink, Inc.:

5.625%, 4/1/2025	50,000	53,938

Series W, 6.75%, 12/1/2023	45,000	50,119

Clear Channel Worldwide Holdings, Inc.:

144A, 5.125%, 8/15/2027	320,000	323,200

9.25%, 2/15/2024	67,000	67,838

CommScope Technologies LLC, 144A, 6.0%, 6/15/2025	93,000	95,092

CommScope, Inc.:

144A, 5.5%, 3/1/2024	130,000	134,030

144A, 7.125%, 7/1/2028	75,000	79,875

144A, 8.25%, 3/1/2027	130,000	138,775

Consolidated Communications, Inc., 144A, 6.5%, 10/1/2028	155,000	165,850

CSC Holdings LLC:

144A, 4.125%, 12/1/2030	200,000	209,120

144A, 4.625%, 12/1/2030	300,000	313,125

144A, 5.5%, 4/15/2027	345,000	365,700

144A, 5.75%, 1/15/2030	200,000	219,250

144A, 6.5%, 2/1/2029	200,000	225,810

Diamond Sports Group LLC, 144A, 5.375%, 8/15/2026	45,000	36,563

DISH DBS Corp.:

5.875%, 11/15/2024	96,000	100,659

7.375%, 7/1/2028	50,000	53,250

7.75%, 7/1/2026 (b)	90,000	100,801

Frontier Communications Corp.:

144A, 5.0%, 5/1/2028	165,000	172,012

144A, 5.875%, 10/15/2027	75,000	81,094

144A, 6.75%, 5/1/2029	90,000	96,300

Gray Television, Inc., 144A, 4.75%, 10/15/2030	55,000	56,031

Lamar Media Corp., 4.875%, 1/15/2029	80,000	85,000

LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027	210,000	226,012

Netflix, Inc.:

4.625%, 5/15/2029	EUR 230,000	339,493

5.875%, 11/15/2028	71,000	85,111

Outfront Media Capital LLC, 144A, 5.0%, 8/15/2027	140,000	142,450

	Principal Amount ($)(a)	Value ($)

QualityTech LP, 144A, 3.875%, 10/1/2028	140,000	142,800

Radiate Holdco LLC:

144A, 4.5%, 9/15/2026	55,000	56,719

144A, 6.5%, 9/15/2028	210,000	221,287

Sable International Finance Ltd., 144A, 5.75%, 9/7/2027	200,000	212,750

Scripps Escrow II, Inc.:

144A, 3.875%, 1/15/2029	25,000	25,982

144A, 5.375%, 1/15/2031	30,000	31,275

Sprint Capital Corp., 6.875%, 11/15/2028	395,000	520,800

Telecom Italia Capital SA, 6.375%, 11/15/2033	155,000	190,650

Uber Technologies, Inc.:

144A, 6.25%, 1/15/2028	25,000	27,188

144A, 7.5%, 5/15/2025	120,000	129,626

144A, 7.5%, 9/15/2027	50,000	55,000

ViaSat, Inc.:

144A, 5.625%, 9/15/2025	135,000	138,078

144A, 5.625%, 4/15/2027	120,000	126,000

144A, 6.5%, 7/15/2028	105,000	113,632

Virgin Media Secured Finance PLC:

144A, 5.5%, 8/15/2026	215,000	223,331

144A, 5.5%, 5/15/2029	345,000	373,894

Vodafone Group PLC, 7.0%, 4/4/2079	185,000	230,146

Windstream Escrow LLC, 144A, 7.75%, 8/15/2028	50,000	50,350

Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR 370,000	454,158

Ziggo BV, 144A, 4.875%, 1/15/2030	290,000	304,862

		9,905,070

Consumer Discretionary 21.3%

1011778 BC Unlimited Liability Co., 144A, 3.5%, 2/15/2029	55,000	54,931

Adient U.S. LLC, 144A, 9.0%, 4/15/2025	30,000	33,450

Allison Transmission, Inc., 144A, 3.75%, 1/30/2031	105,000	107,428

Asbury Automotive Group, Inc.:

4.5%, 3/1/2028	25,000	26,063

4.75%, 3/1/2030	25,000	26,813

Beacon Roofing Supply, Inc., 144A, 4.875%, 11/1/2025	100,000	102,375

Beazer Homes U.S.A., Inc., 5.875%, 10/15/2027	35,000	36,838

Boyd Gaming Corp.:

4.75%, 12/1/2027	130,000	135,037

6.375%, 4/1/2026	100,000	103,881

144A, 8.625%, 6/1/2025	120,000	133,463

Caesars Entertainment, Inc.:

144A, 6.25%, 7/1/2025	270,000	287,550

144A, 8.125%, 7/1/2027	310,000	343,177

Caesars Resort Collection LLC, 144A, 5.75%, 7/1/2025	20,000	21,192

Carnival Corp.:

144A, 7.625%, 3/1/2026	98,000	106,770

144A, 9.875%, 8/1/2027	130,000	149,500

144A, 10.5%, 2/1/2026	80,000	93,200

144A, 11.5%, 4/1/2023	145,000	167,724

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	7

	Principal Amount ($)(a)	Value ($)

Carvana Co., 144A, 5.625%, 10/1/2025	150,000	153,937

Clarios Global LP:

REG S, 4.375%, 5/15/2026	EUR 200,000	253,101

144A, 4.375%, 5/15/2026	EUR 100,000	126,551

144A, 6.25%, 5/15/2026	55,000	58,988

144A, 6.75%, 5/15/2025	80,000	86,200

144A, 8.5%, 5/15/2027	55,000	59,753

Dana Financing Luxembourg Sarl, 144A, 6.5%, 6/1/2026	110,000	115,087

Dana, Inc.:

5.375%, 11/15/2027	55,000	58,300

5.625%, 6/15/2028	25,000	26,918

Empire Communities Corp., 144A, 7.0%, 12/15/2025	55,000	57,962

Ford Motor Co.:

5.291%, 12/8/2046	60,000	62,700

7.45%, 7/16/2031	85,000	109,012

8.5%, 4/21/2023	90,000	101,296

9.0%, 4/22/2025	285,000	349,413

9.625%, 4/22/2030	170,000	239,912

Ford Motor Credit Co. LLC:

3.219%, 1/9/2022	200,000	201,855

3.375%, 11/13/2025	209,000	214,718

4.0%, 11/13/2030	200,000	210,000

4.14%, 2/15/2023	200,000	206,000

5.113%, 5/3/2029	200,000	222,740

5.125%, 6/16/2025	230,000	250,079

Group 1 Automotive, Inc., 144A, 4.0%, 8/15/2028	100,000	103,078

Hilton Domestic Operating Co., Inc.:

144A, 3.75%, 5/1/2029	240,000	250,246

144A, 4.0%, 5/1/2031	30,000	31,653

4.875%, 1/15/2030	139,000	151,857

144A, 5.375%, 5/1/2025	30,000	31,875

IAA, Inc., 144A, 5.5%, 6/15/2027	75,000	79,500

Jaguar Land Rover Automotive PLC, 144A, 5.875%, 1/15/2028	200,000	201,520

Kronos Acquisition Holdings, Inc.:

144A, 5.0%, 12/31/2026	20,000	20,864

144A, 7.0%, 12/31/2027	45,000	47,116

L Brands, Inc.:

144A, 6.625%, 10/1/2030	70,000	77,875

144A, 6.875%, 7/1/2025	110,000	119,436

6.875%, 11/1/2035	80,000	89,800

144A, 9.375%, 7/1/2025	60,000	73,800

Lithia Motors, Inc., 144A, 4.625%, 12/15/2027	140,000	147,700

M/I Homes, Inc., 4.95%, 2/1/2028	130,000	137,611

Marriott Ownership Resorts, Inc., 144A, 6.125%, 9/15/2025	150,000	159,750

Mattel, Inc., 144A, 6.75%, 12/31/2025	145,000	153,043

Meritor, Inc.:

144A, 4.5%, 12/15/2028	15,000	15,375

6.25%, 2/15/2024	29,000	29,595

144A, 6.25%, 6/1/2025	40,000	43,200

NCL Corp Ltd., 144A, 5.875%, 3/15/2026	90,000	94,664

NCL Corp., Ltd., 144A, 3.625%, 12/15/2024	100,000	95,000

Newell Brands, Inc., 4.7%, 4/1/2026	440,000	484,660

Penske Automotive Group, Inc., 3.5%, 9/1/2025	80,000	81,300

	Principal Amount ($)(a)	Value ($)

PetSmart, Inc., 144A, 7.125%, 3/15/2023	103,000	103,000

Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025	120,000	128,400

Prestige Brands, Inc., 144A, 5.125%, 1/15/2028	60,000	63,975

Royal Caribbean Cruises Ltd.:

144A, 9.125%, 6/15/2023	140,000	151,900

144A, 10.875%, 6/1/2023	110,000	125,167

144A, 11.5%, 6/1/2025	50,000	58,453

Scientific Games International, Inc.:

144A, 7.0%, 5/15/2028	175,000	188,162

144A, 7.25%, 11/15/2029	125,000	137,187

SeaWorld Parks & Entertainment, Inc., 144A, 9.5%, 8/1/2025	100,000	108,563

Sonic Automotive, Inc., 6.125%, 3/15/2027	55,000	57,956

Spectrum Brands, Inc., 144A, 5.0%, 10/1/2029	30,000	32,217

Staples, Inc., 144A, 7.5%, 4/15/2026	210,000	219,297

Stars Group Holdings BV, 144A, 7.0%, 7/15/2026	105,000	110,512

Suburban Propane Partners LP, 5.75%, 3/1/2025	105,000	107,100

Taylor Morrison Communities, Inc.:

144A, 5.125%, 8/1/2030	145,000	162,400

144A, 5.75%, 1/15/2028	170,000	192,525

Tenneco, Inc., 144A, 7.875%, 1/15/2029	13,000	14,596

TRI Pointe Group, Inc.:

5.25%, 6/1/2027	55,000	59,813

5.7%, 6/15/2028	80,000	90,320

United Rentals North America, Inc., 5.25%, 1/15/2030	80,000	88,800

Univar Solutions U.S.A., Inc., 144A, 5.125%, 12/1/2027	160,000	169,000

Vail Resorts, Inc., 144A, 6.25%, 5/15/2025	100,000	106,750

Viking Cruises Ltd., 144A, 5.875%, 9/15/2027	205,000	200,486

White Cap Buyer LLC, 144A, 6.875%, 10/15/2028	60,000	63,975

Williams Scotsman International, Inc., 144A, 4.625%, 8/15/2028	60,000	62,100

Wolverine World Wide, Inc., 144A, 6.375%, 5/15/2025	150,000	159,750

Wyndham Destinations, Inc.:

5.65%, 4/1/2024	105,000	113,400

6.6%, 10/1/2025	59,000	66,670

144A, 6.625%, 7/31/2026	20,000	22,900

Wyndham Hotels & Resorts, Inc., 144A, 4.375%, 8/15/2028	50,000	51,953

Wynn Macau Ltd.:

144A, 5.5%, 1/15/2026	200,000	208,000

144A, 5.625%, 8/26/2028	200,000	210,500

Wynn Resorts Finance LLC, 144A, 5.125%, 10/1/2029	70,000	73,325

		11,523,584

Consumer Staples 4.0%

Albertsons Companies, Inc.:

144A, 3.5%, 3/15/2029	35,000	35,415

144A, 4.625%, 1/15/2027	200,000	212,750

144A, 5.875%, 2/15/2028	60,000	65,291

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Chobani LLC, 144A, 4.625%, 11/15/2028	30,000	30,450

Edgewell Personal Care Co., 144A, 5.5%, 6/1/2028	70,000	75,229

JBS U.S.A. LUX SA:

144A, 5.5%, 1/15/2030	60,000	68,926

144A, 5.75%, 6/15/2025	210,000	216,825

144A, 6.5%, 4/15/2029	132,000	153,661

144A, 6.75%, 2/15/2028	235,000	264,022

Kraft Heinz Foods Co.:

144A, 4.25%, 3/1/2031	260,000	289,915

4.625%, 1/30/2029	70,000	80,097

Pilgrim’s Pride Corp.:

144A, 5.75%, 3/15/2025	50,000	51,330

144A, 5.875%, 9/30/2027	230,000	249,460

Post Holdings, Inc.:

144A, 5.0%, 8/15/2026	165,000	170,363

144A, 5.5%, 12/15/2029	110,000	120,038

TreeHouse Foods, Inc., 4.0%, 9/1/2028	60,000	62,063

		2,145,835

Energy 12.5%

Antero Midstream Partners LP:

5.375%, 9/15/2024	95,000	92,625

144A, 5.75%, 3/1/2027	80,000	78,600

144A, 5.75%, 1/15/2028	90,000	86,418

Antero Resources Corp., 144A, 8.375%, 7/15/2026 (c)	65,000	66,345

Apache Corp.:

4.625%, 11/15/2025	37,000	39,110

4.875%, 11/15/2027	55,000	58,300

5.1%, 9/1/2040	57,000	60,776

Archrock Partners LP:

144A, 6.25%, 4/1/2028	220,000	229,011

144A, 6.875%, 4/1/2027	110,000	118,387

Ascent Resources Utica Holdings LLC, 144A, 8.25%, 12/31/2028	15,000	14,963

Blue Racer Midstream LLC, 144A, 7.625%, 12/15/2025	40,000	42,600

Buckeye Partners LP, 144A, 4.5%, 3/1/2028	80,000	82,400

Cheniere Energy Partners LP:

4.5%, 10/1/2029	272,000	287,716

5.625%, 10/1/2026	80,000	83,200

Cheniere Energy, Inc., 144A, 4.625%, 10/15/2028	25,000	26,250

CNX Resources Corp.:

144A, 6.0%, 1/15/2029	135,000	138,305

144A, 7.25%, 3/14/2027	100,000	107,000

Comstock Resources, Inc., 9.75%, 8/15/2026	119,000	128,222

Continental Resources, Inc., 144A, 5.75%, 1/15/2031	65,000	72,149

DCP Midstream Operating LP:

5.125%, 5/15/2029	80,000	88,730

5.375%, 7/15/2025	367,000	403,267

5.625%, 7/15/2027	50,000	55,500

Endeavor Energy Resources LP:

144A, 5.5%, 1/30/2026	155,000	159,053

144A, 5.75%, 1/30/2028	35,000	37,755

144A, 6.625%, 7/15/2025	35,000	37,450

EQM Midstream Partners LP:

5.5%, 7/15/2028	55,000	60,107

144A, 6.0%, 7/1/2025	140,000	153,300

144A, 6.5%, 7/1/2027	80,000	90,083

	Principal Amount ($)(a)	Value ($)

EQT Corp.:

5.0%, 1/15/2029	85,000	89,617

7.875%, 2/1/2025	105,000	119,569

8.75%, 2/1/2030	135,000	165,375

Genesis Energy LP, 6.25%, 5/15/2026	55,000	51,660

Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	130,000	138,287

Hilcorp Energy I LP:

144A, 5.0%, 12/1/2024	155,000	154,290

144A, 5.75%, 10/1/2025	60,000	60,675

144A, 6.25%, 11/1/2028	35,000	35,744

Murphy Oil U.S.A., Inc.:

4.75%, 9/15/2029	115,000	122,331

5.625%, 5/1/2027	65,000	68,737

NuStar Logistics LP:

5.75%, 10/1/2025	80,000	85,200

6.375%, 10/1/2030	55,000	62,304

Occidental Petroleum Corp.:

2.7%, 2/15/2023	126,000	125,880

5.5%, 12/1/2025	135,000	140,752

5.55%, 3/15/2026	105,000	109,614

6.125%, 1/1/2031	255,000	272,901

8.0%, 7/15/2025 (b)	175,000	199,325

8.5%, 7/15/2027	100,000	115,405

Parkland Corp., 144A, 5.875%, 7/15/2027	80,000	86,498

Range Resources Corp., 9.25%, 2/1/2026	50,000	52,250

Rattler Midstream LP, 144A, 5.625%, 7/15/2025	75,000	79,219

Southwestern Energy Co.:

6.45%, 1/23/2025	140,000	145,600

7.75%, 10/1/2027	100,000	107,970

8.375%, 9/15/2028	50,000	54,250

Sunoco LP:

144A, 4.5%, 5/15/2029	56,000	58,240

5.875%, 3/15/2028	35,000	37,800

6.0%, 4/15/2027	52,000	55,277

Tallgrass Energy Partners LP:

144A, 6.0%, 12/31/2030	30,000	30,872

144A, 7.5%, 10/1/2025	15,000	16,194

Targa Resources Partners LP:

144A, 4.875%, 2/1/2031	30,000	32,688

5.0%, 1/15/2028	215,000	226,945

5.5%, 3/1/2030	90,000	97,713

TerraForm Power Operating LLC:

144A, 4.75%, 1/15/2030	65,000	69,550

144A, 5.0%, 1/31/2028	100,000	112,365

USA Compression Partners LP:

6.875%, 4/1/2026	142,000	148,390

6.875%, 9/1/2027	100,000	106,758

Western Midstream Operating LP:

4.1%, 2/1/2025	80,000	82,446

5.05%, 2/1/2030	155,000	173,571

		6,789,884

Financials 1.7%

AG Issuer LLC, 144A, 6.25%, 3/1/2028	95,000	96,069

AmWINS Group, Inc., 144A, 7.75%, 7/1/2026	70,000	75,173

Cardtronics, Inc., 144A, 5.5%, 5/1/2025 (b)	95,000	98,206

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	9

	Principal Amount ($)(a)	Value ($)

Intesa Sanpaolo SpA, 144A, 5.71%, 1/15/2026	200,000	228,918

LD Holdings Group LLC, 144A, 6.5%, 11/1/2025	61,000	64,202

LPL Holdings, Inc., 144A, 4.625%, 11/15/2027	30,000	31,050

OneMain Finance Corp.:

5.375%, 11/15/2029	80,000	90,000

8.875%, 6/1/2025	50,000	56,563

Quicken Loans LLC, 144A, 3.625%, 3/1/2029	120,000	122,400

Sabre GLBL, Inc., 144A, 7.375%, 9/1/2025	30,000	32,550

Shift4 Payments LLC, 144A, 4.625%, 11/1/2026	10,000	10,400

		905,531

Health Care 7.8%

Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029	50,000	53,375

AdaptHealth LLC:

144A, 4.625%, 8/1/2029 (c)	55,000	56,513

144A, 6.125%, 8/1/2028	80,000	85,900

Avantor Funding, Inc., 144A, 4.625%, 7/15/2028	25,000	26,438

Bausch Health Americas, Inc.:

144A, 8.5%, 1/31/2027	195,000	216,873

144A, 9.25%, 4/1/2026	135,000	150,525

Bausch Health Companies, Inc.:

144A, 5.25%, 2/15/2031	50,000	52,236

144A, 6.125%, 4/15/2025	150,000	154,599

Catalent Pharma Solutions, Inc., 144A, 5.0%, 7/15/2027	125,000	132,017

Centene Corp., 4.625%, 12/15/2029	475,000	527,350

CHS/Community Health Systems, Inc.:

144A, 5.625%, 3/15/2027	60,000	64,515

144A, 6.0%, 1/15/2029	65,000	70,217

Community Health Systems, Inc., 144A, 8.125%, 6/30/2024 (b)	180,000	186,300

Emergent BioSolutions, Inc., 144A, 3.875%, 8/15/2028	35,000	36,243

Encompass Health Corp.:

4.5%, 2/1/2028	45,000	47,025

4.75%, 2/1/2030	37,000	39,636

HCA, Inc.:

5.375%, 9/1/2026	140,000	160,916

5.625%, 9/1/2028	150,000	177,000

5.875%, 2/15/2026	90,000	103,500

5.875%, 2/1/2029	90,000	108,313

Hill-Rom Holdings, Inc., 144A, 4.375%, 9/15/2027	85,000	89,798

IQVIA, Inc., 144A, 5.0%, 5/15/2027	220,000	233,865

Legacy LifePoint Health LLC, 144A, 6.75%, 4/15/2025	135,000	144,964

LifePoint Health, Inc., 144A, 5.375%, 1/15/2029	150,000	149,677

Molina Healthcare, Inc., 144A, 4.375%, 6/15/2028	100,000	105,250

Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/2025	50,000	53,125

RegionalCare Hospital Partners Holdings, Inc., 144A, 9.75%, 12/1/2026	60,000	66,000

	Principal Amount ($)(a)	Value ($)

RP Escrow Issuer LLC, 144A, 5.25%, 12/15/2025	45,000	47,028

Select Medical Corp., 144A, 6.25%, 8/15/2026	125,000	134,615

Syneos Health, Inc., 144A, 3.625%, 1/15/2029	100,000	100,277

Tenet Healthcare Corp.:

4.625%, 7/15/2024	50,000	51,251

144A, 4.875%, 1/1/2026	190,000	198,761

144A, 5.125%, 11/1/2027	150,000	158,812

144A, 6.125%, 10/1/2028	85,000	88,568

144A, 6.25%, 2/1/2027	75,000	79,500

144A, 7.5%, 4/1/2025	50,000	54,625

		4,205,607

Industrials 9.7%

ATS Automation Tooling Systems Inc, 144A, 4.125%, 12/15/2028	30,000	30,525

Bombardier, Inc.:

144A, 5.75%, 3/15/2022	159,000	162,223

144A, 6.0%, 10/15/2022	73,000	71,660

144A, 7.5%, 3/15/2025	190,000	176,225

BWX Technologies, Inc., 144A, 5.375%, 7/15/2026	30,000	31,163

Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028	100,000	103,125

Cimpress PLC, 144A, 7.0%, 6/15/2026	150,000	157,687

Clark Equipment Co., 144A, 5.875%, 6/1/2025	55,000	58,025

Colfax Corp., 144A, 6.375%, 2/15/2026	95,000	101,412

Covanta Holding Corp., 5.0%, 9/1/2030	70,000	74,896

CP Atlas Buyer, Inc., 144A, 7.0%, 12/1/2028	13,000	13,520

Delta Air Lines, Inc.:

144A, 4.5%, 10/20/2025	80,000	85,509

144A, 4.75%, 10/20/2028	180,000	196,472

144A, 7.0%, 5/1/2025	120,000	138,546

Energizer Holdings, Inc.:

144A, 4.75%, 6/15/2028	60,000	63,150

144A, 7.75%, 1/15/2027	105,000	116,707

EnerSys, 144A, 4.375%, 12/15/2027	90,000	95,175

Forterra Finance LLC, 144A, 6.5%, 7/15/2025	30,000	32,250

Fortress Transportation and Infrastructure Investors LLC, 144A, 9.75%, 8/1/2027	30,000	34,388

GFL Environmental, Inc.:

144A, 3.75%, 8/1/2025	80,000	82,000

144A, 4.25%, 6/1/2025	40,000	41,500

144A, 5.125%, 12/15/2026	50,000	53,188

Hillenbrand, Inc., 5.75%, 6/15/2025	160,000	172,800

Howmet Aerospace, Inc., 6.875%, 5/1/2025	140,000	163,800

Itron, Inc., 144A, 5.0%, 1/15/2026	140,000	142,975

Jaguar Holding Co. II:

144A, 4.625%, 6/15/2025	55,000	58,004

144A, 5.0%, 6/15/2028	45,000	48,038

Masonite International Corp., 144A, 5.375%, 2/1/2028	74,000	79,457

MasTec, Inc., 144A, 4.5%, 8/15/2028	60,000	63,000

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	130,000	139,750

Moog, Inc., 144A, 4.25%, 12/15/2027	160,000	166,000

Nielsen Finance LLC, 144A, 5.625%, 10/1/2028	165,000	179,281

Prime Security Services Borrower LLC:

144A, 3.375%, 8/31/2027	70,000	69,475

144A, 5.75%, 4/15/2026	135,000	147,825

144A, 6.25%, 1/15/2028	275,000	295,237

Sensata Technologies, Inc., 144A, 3.75%, 2/15/2031	50,000	51,829

Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028	155,000	156,031

Spirit AeroSystems, Inc., 144A, 7.5%, 4/15/2025	50,000	53,625

Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	190,000	212,800

Stericycle, Inc., 144A, 3.875%, 1/15/2029	16,000	16,440

Summit Materials LLC, 144A, 5.25%, 1/15/2029	30,000	31,500

Tennant Co., 5.625%, 5/1/2025	30,000	31,238

TransDigm, Inc.:

5.5%, 11/15/2027	115,000	120,899

144A, 6.25%, 3/15/2026	335,000	356,775

144A, 8.0%, 12/15/2025	60,000	66,318

Triumph Group, Inc., 144A, 6.25%, 9/15/2024	42,000	41,580

U.S. Concrete, Inc., 144A, 5.125%, 3/1/2029	30,000	30,900

Vertical U.S. Newco, Inc., 144A, 5.25%, 7/15/2027	200,000	212,000

WESCO Distribution, Inc.:

144A, 7.125%, 6/15/2025	40,000	43,993

144A, 7.25%, 6/15/2028	105,000	119,415

XPO Logistics, Inc., 144A, 6.25%, 5/1/2025	65,000	69,949

		5,260,280

Information Technology 2.2%

Austin BidCo, Inc., 144A, 7.125%, 12/15/2028	30,000	31,313

Banff Merger Sub, Inc., 144A, 9.75%, 9/1/2026	75,000	81,011

Boxer Parent Co., Inc., 144A, 7.125%, 10/2/2025	60,000	65,127

Camelot Finance SA, 144A, 4.5%, 11/1/2026	55,000	57,406

Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025	210,000	214,200

Microchip Technology, Inc., 144A, 4.25%, 9/1/2025	140,000	148,112

MTS Systems Corp., 144A, 5.75%, 8/15/2027	32,000	34,726

Presidio Holdings, Inc.:

144A, 4.875%, 2/1/2027	50,000	53,039

144A, 8.25%, 2/1/2028	30,000	33,075

Rackspace Technology Global, Inc., 144A, 5.375%, 12/1/2028	110,000	115,247

Science Applications International Corp., 144A, 4.875%, 4/1/2028	30,000	31,800

Seagate HDD Cayman:

144A, 3.125%, 7/15/2029	35,000	35,004

144A, 3.375%, 7/15/2031	15,000	15,081

	Principal Amount ($)(a)	Value ($)

SS&C Technologies, Inc., 144A, 5.5%, 9/30/2027	85,000	90,782

TTM Technologies, Inc., 144A, 5.625%, 10/1/2025	155,000	158,681

Unisys Corp., 144A, 6.875%, 11/1/2027	41,000	44,793

		1,209,397

Materials 10.3%

Arconic Corp., 144A, 6.125%, 2/15/2028	150,000	161,719

Berry Global, Inc., 144A, 5.625%, 7/15/2027	15,000	16,130

Cascades, Inc.:

144A, 5.125%, 1/15/2026	10,000	10,563

144A, 5.375%, 1/15/2028	45,000	47,827

CF Industries, Inc., 5.15%, 3/15/2034	30,000	36,864

Chemours Co.:

5.375%, 5/15/2027 (b)	95,000	101,175

144A, 5.75%, 11/15/2028	290,000	295,800

Clearwater Paper Corp.:

144A, 4.75%, 8/15/2028	80,000	82,800

144A, 5.375%, 2/1/2025	110,000	119,212

Cleveland-Cliffs, Inc., 144A, 6.75%, 3/15/2026	125,000	135,000

Constellium SE:

144A, 5.75%, 5/15/2024	250,000	255,105

144A, 6.625%, 3/1/2025	250,000	255,312

Element Solutions, Inc., 144A, 3.875%, 9/1/2028	50,000	51,438

First Quantum Minerals Ltd.:

144A, 6.875%, 3/1/2026	200,000	208,500

144A, 6.875%, 10/15/2027	300,000	325,500

Freeport-McMoRan, Inc.:

4.125%, 3/1/2028	270,000	283,162

4.25%, 3/1/2030	150,000	161,625

4.375%, 8/1/2028	90,000	95,625

4.625%, 8/1/2030	90,000	98,775

5.0%, 9/1/2027	105,000	111,300

5.4%, 11/14/2034	70,000	87,587

HB Fuller Co., 4.25%, 10/15/2028	50,000	51,250

Hudbay Minerals, Inc.:

144A, 6.125%, 4/1/2029	100,000	107,750

144A, 7.625%, 1/15/2025	220,000	228,525

Illuminate Buyer LLC, 144A, 9.0%, 7/1/2028	20,000	22,000

Ingevity Corp., 144A, 3.875%, 11/1/2028	70,000	70,525

Kaiser Aluminum Corp., 144A, 4.625%, 3/1/2028	70,000	72,625

Kraton Polymers LLC, 144A, 4.25%, 12/15/2025	65,000	66,306

LABL Escrow Issuer LLC, 144A, 6.75%, 7/15/2026	100,000	108,297

Mauser Packaging Solutions Holding Co., 144A, 7.25%, 4/15/2025	105,000	106,050

Mercer International, Inc., 7.375%, 1/15/2025	175,000	182,112

Methanex Corp.:

5.125%, 10/15/2027	180,000	195,638

5.25%, 12/15/2029	50,000	54,186

Nouryon Holding BV, 144A, 8.0%, 10/1/2026	150,000	159,375

Novelis Corp.:

144A, 4.75%, 1/30/2030	375,000	404,012

144A, 5.875%, 9/30/2026	230,000	240,350

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	11

	Principal Amount ($)(a)	Value ($)

Rayonier AM Products, Inc., 144A, 7.625%, 1/15/2026	30,000	31,283

Tronox Finance PLC, 144A, 5.75%, 10/1/2025	266,000	275,975

Tronox, Inc.:

144A, 6.5%, 5/1/2025	30,000	32,100

144A, 6.5%, 4/15/2026	192,000	199,920

		5,549,298

Real Estate 4.7%

Cushman & Wakefield U.S. Borrower LLC, 144A, 6.75%, 5/15/2028	120,000	132,300

Iron Mountain, Inc.:

144A, (REIT), 4.875%, 9/15/2029	60,000	63,300

144A, (REIT), 5.0%, 7/15/2028	75,000	79,678

144A, (REIT), 5.25%, 7/15/2030	100,000	108,000

iStar, Inc.:

(REIT), 4.25%, 8/1/2025	100,000	98,750

(REIT), 4.75%, 10/1/2024	170,000	172,125

MGM Growth Properties Operating Partnership LP:

144A, (REIT), 3.875%, 2/15/2029	90,000	92,025

144A, (REIT), 4.625%, 6/15/2025	233,000	249,543

(REIT), 5.75%, 2/1/2027	310,000	347,780

MPT Operating Partnership LP:

(REIT), 3.5%, 3/15/2031	105,000	108,412

(REIT), 4.625%, 8/1/2029	140,000	149,625

Realogy Group LLC, 144A, 7.625%, 6/15/2025	185,000	200,858

Service Properties Trust:

(REIT), 5.5%, 12/15/2027	135,000	147,603

(REIT), 7.5%, 9/15/2025	160,000	184,371

Uniti Group LP:

144A, (REIT), 6.0%, 4/15/2023	60,000	61,200

144A, (REIT), 7.875%, 2/15/2025	110,000	118,163

VICI Properties LP:

144A, (REIT), 3.5%, 2/15/2025	10,000	10,228

144A, (REIT), 3.75%, 2/15/2027	30,000	30,675

144A, (REIT), 4.125%, 8/15/2030	155,000	163,623

144A, (REIT), 4.625%, 12/1/2029	16,000	17,120

		2,535,379

Utilities 4.4%

AmeriGas Partners LP:

5.5%, 5/20/2025	205,000	227,037

5.75%, 5/20/2027	110,000	125,146

Calpine Corp.:

144A, 4.5%, 2/15/2028	155,000	161,200

144A, 4.625%, 2/1/2029	30,000	30,848

144A, 5.0%, 2/1/2031	45,000	47,025

Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028	165,000	176,963

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	210,000	224,700

NRG Energy, Inc.:

144A, 3.375%, 2/15/2029	30,000	30,714

144A, 3.625%, 2/15/2031	145,000	149,176

144A, 5.25%, 6/15/2029	157,000	172,700

5.75%, 1/15/2028	200,000	218,500

Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028	90,000	94,950

	Principal Amount ($)(a)	Value ($)

PG&E Corp., 5.0%, 7/1/2028	125,000	133,125

Pike Corp., 144A, 5.5%, 9/1/2028	30,000	31,688

Talen Energy Supply LLC:

144A, 7.25%, 5/15/2027	190,000	202,350

144A, 7.625%, 6/1/2028	60,000	64,650

Vistra Operations Co. LLC:

144A, 5.0%, 7/31/2027	220,000	233,200

144A, 5.625%, 2/15/2027	55,000	58,500

		2,382,472
Total Corporate Bonds (Cost $49,187,240)		52,412,337

Loan Participations and Assignments 0.8%
Senior Loans **

Brand Energy & Infrastructure Services, Inc., Term Loan, 3-month USD-LIBOR + 4.250%, 5.25%, 6/21/2024	169,561	165,714

Endo Luxembourg Finance Company I S.a r.l., Term Loan B, 3-month USD-LIBOR + 4.250%, 5.0%, 4/29/2024	177,698	175,477

Flex Acquisition Co., Inc., Frist Lien Term Loan, 3-month USD-LIBOR + 3.000%, 4.0%, 12/29/2023	80,931	80,679
Total Loan Participations and Assignments (Cost $414,717)		421,870

	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc. (Cost $0)	287	1,096

Warrants 0.1%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (d) (Cost $244,286)	1,100	52,471

Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (e) (f) (Cost $633,205)	633,205	633,205

Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.080% (e) (Cost $843,071)	843,071	843,071

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $51,322,519)	100.5	54,364,050
Other Assets and Liabilities, Net	(0.5)	(257,085)
Net Assets	100.0	54,106,965

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS High Income VIP

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral 1.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (e) (f)
361,289	271,916	(g)	—	—	—	1,821	—	633,205	633,205
Cash Equivalents 1.5%
DWS Central Cash Management Government Fund, 0.08% (e)
2,187,480	27,038,416		28,382,825	—	—	7,012	—	843,071	843,071
2,548,769	27,310,332		28,382,825	—	—	8,833	—	1,476,276	1,476,276

**

Variable or floating rate security. These securities are shown at their current rate as of December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2020 amounted to $604,414, which is 1.1% of net assets.

(c)	When-issued, delayed delivery or forward commitment securities included.

(d)	Investment was valued using significant unobservable inputs.

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust
As of December 31, 2020, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	978,534	USD	1,196,511	1/29/2021	223	BNP Paribas SA

Currency Abbreviations

EUR	Euro
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	13

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds (h)	$—	$52,412,337	$—	$52,412,337
Loan Participations and Assignments	—	421,870	—	421,870
Common Stocks	1,096	—	—	1,096
Warrants	—	—	52,471	52,471
Short-Term Investments (h)	1,476,276	—	—	1,476,276
Derivatives (i)
Forward Foreign Currency Contracts	—	223	—	223
Total	$1,477,372	$52,834,430	$52,471	$54,364,273

(h)	See Investment Portfolio for additional detailed categorizations.

(i)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

14	|	Deutsche DWS Variable Series II — DWS High Income VIP

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $49,846,243) — including $604,414 of securities loaned	$52,887,774
Investment in DWS Government & Agency Securities Portfolio (cost $633,205)*	633,205
Investment in DWS Central Cash Management Government Fund (cost $843,071)	843,071
Cash	2,737
Foreign currency, at value (cost $10,298)	10,287
Receivable for investments sold — when-issued/delayed delivery securities	35,729
Receivable for Fund shares sold	20,676
Interest receivable	776,526
Unrealized appreciation on forward foreign currency contracts	223
Other assets	1,129
Total assets	55,211,357

Liabilities
Payable upon return of securities loaned	633,205
Payable for investments purchased	166,593
Payable for investments purchased — when-issued/delayed delivery securities	155,000
Payable for Fund shares redeemed	11,415
Accrued management fee	29,234
Accrued Trustees’ fees	1,628
Other accrued expenses and payables	107,317
Total liabilities	1,104,392
Net assets, at value	$54,106,965

Net Assets Consist of
Distributable earnings (loss)	(2,082,822)
Paid-in capital	56,189,787
Net assets, at value	$54,106,965

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($53,959,166 ÷ 8,668,128 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.23
Class B

Net Asset Value, offering and redemption price per share ($147,799 ÷ 23,669 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.24

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:

Interest	$2,890,941
Income distributions — DWS Central Cash Management Government Fund	7,012
Securities lending income, net of borrower rebates	1,821
Total income	2,899,774
Expenses:

Management fee	260,892
Administration fee	50,888
Services to Shareholders	895
Record keeping fee (Class B)	214
Distribution service fees (Class B)	371
Custodian fee	7,841
Professional fees	89,150
Reports to shareholders	36,343
Trustees’ fees and expenses	3,595
Other	3,995
Total expenses before expense reductions	454,184
Expense reductions	(88,318)
Total expenses after expense reductions	365,866
Net investment income	2,533,908

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(743,582)
Forward foreign currency contracts	(216,701)
Foreign currency	68,229
(892,054)
Change in net unrealized appreciation (depreciation) on:

Investments	1,331,238
Forward foreign currency contracts	9,850
Foreign currency	177
1,341,265
Net gain (loss)	449,211
Net increase (decrease) in net assets resulting from operations	$2,983,119

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	15

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:
Net investment income (loss)	$2,533,908	$2,819,135
Net realized gain (loss)	(892,054)	(118,561)
Change in net unrealized appreciation (depreciation)	1,341,265	5,181,906
Net increase (decrease) in net assets resulting from operations	2,983,119	7,882,480
Distributions to shareholders:
Class A	(2,873,076)	(3,177,995)
Class B	(8,104)	(7,539)
Total distributions	(2,881,180)	(3,185,534)
Fund share transactions:
Class A
Proceeds from shares sold	6,977,525	5,665,153
Reinvestment of distributions	2,873,076	3,177,995
Payments for shares redeemed	(11,869,783)	(9,540,349)
Net increase (decrease) in net assets from Class A share transactions	(2,019,182)	(697,201)
Class B
Proceeds from shares sold	9,694	16,476
Reinvestment of distributions	8,104	7,539
Payments for shares redeemed	(29,136)	(11,195)
Net increase (decrease) in net assets from Class B share transactions	(11,338)	12,820
Increase (decrease) in net assets	(1,928,581)	4,012,565
Net assets at beginning of period	56,035,546	52,022,981

Net assets at end of period	$54,106,965	$56,035,546

Other Information
Class A
Shares outstanding at beginning of period	8,976,023	9,081,584
Shares sold	1,182,798	944,540
Shares issued to shareholders in reinvestment of distributions	536,022	543,247
Shares redeemed	(2,026,715)	(1,593,348)
Net increase (decrease) in Class A shares	(307,895)	(105,561)

Shares outstanding at end of period	8,668,128	8,976,023
Class B
Shares outstanding at beginning of period	25,470	23,418
Shares sold	1,573	2,669
Shares issued to shareholders in reinvestment of distributions	1,501	1,282
Shares redeemed	(4,875)	(1,899)
Net increase (decrease) in Class B shares	(1,801)	2,052

Shares outstanding at end of period	23,669	25,470

The accompanying notes are an integral part of the financial statements.

16	|	Deutsche DWS Variable Series II — DWS High Income VIP

Financial Highlights

DWS High Income VIP — Class A

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$6.23	$5.71	$6.36	$6.28	$5.93
Income (loss) from investment operations:

Net investment income[a]	.29	.31	.33	.31	.32
Net realized and unrealized gain (loss)	.04	.56	(.48)	.15	.41
Total from investment operations	.33	.87	(.15)	.46	.73
Less distributions from:
Net investment income	(.33)	(.35)	(.50)	(.38)	(.38)
Net asset value, end of period	$6.23	$6.23	$5.71	$6.36	$6.28
Total Return (%)[b]	6.24	15.69	(2.52)	7.51	12.87

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	56	52	61	100
Ratio of expenses before expense reductions (%)[c]	.87	.96	.94	.78	.80
Ratio of expenses after expense reductions (%)[c]	.70	.68	.69	.72	.72
Ratio of net investment income (%)	4.86	5.09	5.41	4.98	5.38
Portfolio turnover rate (%)	94	82	62	71	77

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

DWS High Income VIP — Class B

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$6.25	$5.73	$6.38	$6.30	$5.94
Income (loss) from investment operations:

Net investment income[a]	.27	.29	.31	.31	.31
Net realized and unrealized gain (loss)	.04	.57	(.48)	.13	.41
Total from investment operations	.31	.86	(.17)	.44	.72
Less distributions from:
Net investment income	(.32)	(.34)	(.48)	(.36)	(.36)
Net asset value, end of period	$6.24	$6.25	$5.73	$6.38	$6.30
Total Return (%)[b]	5.77	15.33	(2.76)	7.21	12.67

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	.1	.1	2
Ratio of expenses before expense reductions (%)[c]	1.30	1.40	1.34	1.15	1.21
Ratio of expenses after expense reductions (%)[c]	1.05	.94	.96	.98	.98
Ratio of net investment income (%)	4.52	4.82	5.14	4.88	5.15
Portfolio turnover rate (%)	94	82	62	71	77

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS High Income VIP	|	17

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and

Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price

18	|	Deutsche DWS Variable Series II — DWS High Income VIP

and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of December 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2020, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $7,538,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,009,000) and long-term losses ($6,529,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

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Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$2,428,599
Capital loss carryforwards	$(7,538,000)
Net unrealized appreciation (depreciation) on investments	$3,026,544

At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $51,337,506. The net unrealized appreciation for all investments based on tax cost was $3,026,544. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $3,262,983 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $236,439.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$2,881,180	$3,185,534

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their

20	|	Deutsche DWS Variable Series II — DWS High Income VIP

contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2020, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $880,000 to $1,866,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $142,000.

The following table summarizes the value of the Fund’s derivative instruments held as of December 31, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contract
Foreign Exchange contracts (a)	$223

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contract
Foreign Exchange Contracts (b)	$(216,701)

The above derivative is located in the following Statement of Operations accounts:

(b)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contract
Foreign Exchange contracts (c)	$9,850

The above derivative is located in the following Statement of Operations accounts:

(c)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of December 31, 2020, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
BNP Paribas SA	$223	$—	$—	$223

C. Purchases and Sales of Securities

During the year ended December 31, 2020, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $47,976,841 and $48,794,547, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

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Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund’s average daily net assets.

For the period from January 1, 2020 through April 30, 2020, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.68%
Class B	.94%

Effective May 1, 2020 through September 30, 2021 (through April 30, 2021 for Class B shares), the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.71%
Class B	1.10%

For the year ended December 31, 2020, fees waived and/or expenses reimbursed for each class were as follows:

Class A	$87,938
Class B	380
$88,318

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $50,888, of which $4,426 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2020
Class A	$285	$53
Class B	58	11
	$343	$64

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Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2020, the Distribution Service Fee was $371, of which $29 is unpaid.

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,789, of which $4,164 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2020, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $137.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Ownership of the Fund

At December 31, 2020, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 69% and 21%. One participating insurance company was owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 81%.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2020.

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H. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

24	|	Deutsche DWS Variable Series II — DWS High Income VIP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS High Income VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS High Income VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 12, 2021

Deutsche DWS Variable Series II — DWS High Income VIP	|	25

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,106.60	$1,102.50
Expenses Paid per $1,000*	$3.76	$5.81

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,021.57	$1,019.61
Expenses Paid per $1,000*	$3.61	$5.58

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS High Income VIP	.71%	1.10%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

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Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Deutsche DWS Variable Series II — DWS High Income VIP	|	27

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 1st quartile and

28	|	Deutsche DWS Variable Series II — DWS High Income VIP

3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Deutsche DWS Variable Series II — DWS High Income VIP	|	29

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

30	|	Deutsche DWS Variable Series II — DWS High Income VIP

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—

Deutsche DWS Variable Series II — DWS High Income VIP	|	31

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

32	|	Deutsche DWS Variable Series II — DWS High Income VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche DWS Variable Series II — DWS High Income VIP	|	33

Notes

Notes

VS2HI-2 (R-025832-10 2/21)

December 31, 2020

Annual Report

Deutsche DWS Variable Series II

DWS International Growth VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Performance Summary	December 31, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 1.64% and 1.95% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

MSCI All Country World ex-USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 26 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Prior to October 1, 2017, the fund was named Deutsche Global Growth VIP and operated with a different investment strategy. Performance would have been different if the fund’s current investment strategy had been in effect.

Comparative Results

DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,269	$13,413	$17,454	$21,393
	Average annual total return	22.69%	10.28%	11.78%	7.90%
MSCI All Country World ex-USA Index	Growth of $10,000	$11,065	$11,537	$15,334	$16,163
	Average annual total return	10.65%	4.88%	8.93%	4.92%

DWS International Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,229	$13,293	$17,214	$20,731
	Average annual total return	22.29%	9.95%	11.47%	7.56%
MSCI All Country World ex-USA Index	Growth of $10,000	$11,065	$11,537	$15,334	$16,163
	Average annual total return	10.65%	4.88%	8.93%	4.92%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	3

Management Summary	December 31, 2020 (Unaudited)

The Fund’s Class A shares returned 22.69% in 2020 (unadjusted for contract charges), outperforming the 10.65% return of the MSCI All-Country World ex-USA Index by a comfortable margin. The Fund outpaced the index in the three-, five-, and 10-year periods that ended on December 31, 2020.

Our emphasis on growing, innovative companies was a key factor in the Fund’s strong showing in 2020. Growth stocks, in general, delivered returns that were well ahead of their value counterparts, creating a tailwind for our strategy relative to the blended benchmark. Our growth-oriented approach also led us to hold an underweight position in energy, the worst performer among the eleven major sectors, as well as an overweight in information technology, the top performer. Stock selection was also a sizable contributor, with the best results occurring in the health care, industrial, and financials sectors. The growth-oriented communication services and information technology sectors were additional areas of strength.

Lonza Group AG (Switzerland) was the leading contributor at the company level. The stock was boosted by robust demand in its core business and expectations that it will be a preferred manufacturer of COVID-19 vaccines and treatments. Farfetch Ltd. (United Kingdom), which operates a marketplace for luxury goods, was another top performer. The social media company Momo, Inc. (China) and the food-services provider Compass Group PLC (United Kingdom), both of which were adversely affected by the lockdowns, were the largest detractors.

Amid the elevated uncertainty associated with COVID-19, we remained guided by our longstanding approach of investing in high-quality, innovative businesses that we believe can grow irrespective of the macroeconomic environment. As part of this process, we added new holdings in stocks we viewed as being especially well suited to navigate the cross-currents resulting from the pandemic. For example, we established positions in the German health care companies Sartorius AG and Evotec SE. Both benefited from accelerating demand for their products and services, as well as increased funding for drug development related to the coronavirus and other conditions. We also added a position in Zur Rose Group AG (Switzerland), the operator of Germany’s leading online pharmacy. Later in the year, as the likelihood of a vaccine increased, we looked for secular growth stocks that stood to benefit from a reopening. Among these were Rentokil Initial PLC, a global business services company focused on hygiene, sanitation, and pest control, and the industrial semiconductor designer NXP Semiconductors NV (Netherlands). Conversely, we sold several holdings where the long-term outlook had deteriorated or where the positions had grown beyond their target portfolio weightings.

From a regional perspective, the Fund remained well diversified across Europe, China, Japan, Brazil, and North America. Although we emphasize the developed markets, we look for growth businesses in the emerging markets (as well as companies with a large portion of their revenues from this segment) on the belief that the category features attractive long-term growth prospects. At the sector level, the Fund was overweight in technology, health care, and industrials, and its largest underweights were in financials, utilities, energy, materials, and real estate. This positioning is the result of our bottom-up stock selection process, rather than a top-down view.

We continue to see opportunities in companies that are positioned for long-term, sustainable growth as they capitalize on dynamic and widening addressable markets. We are finding this to be the case not only in growth sectors, but also in more traditional businesses (such as those in the financials, insurance, education, and health care industries) that are quickly embracing new solutions to adapt to the disrupting forces. Many companies in these areas also stand to benefit from the falling costs and increasing productivity that technology-enabled innovation provides.

With visibility remaining clouded due to renewed lockdowns and surging coronavirus cases around the world, we believe it’s essential to calibrate the portfolio’s risk-reward characteristics carefully and ensure the appropriate level of diversification across industries, regions, and stages of the corporate life cycle.

4	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Sebastian P. Werner, PhD, Director

Julia A. Merz, PhD, Assistant Vice President

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

MSCI All Country World ex USA Index is an unmanaged equity index which captures large and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 26 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Stock selection refers to the performance of the fund’s holdings in a given sector relative to the sector as a whole.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/20	12/31/19
Common Stocks	96%	97%
Cash Equivalents	2%	1%
Preferred Stocks	1%	0%
Exchange-Traded Funds	1%	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	12/31/20	12/31/19
Information Technology	24%	18%
Health Care	16%	15%
Industrials	15%	15%
Financials	13%	19%
Consumer Discretionary	13%	14%
Consumer Staples	7%	7%
Communication Services	6%	5%
Materials	5%	5%
Energy	1%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/20	12/31/19
Germany	15%	13%
France	12%	13%
Japan	10%	10%
Switzerland	9%	9%
China	8%	8%
United States	8%	8%
Canada	7%	9%
Netherlands	6%	4%
United Kingdom	4%	4%
Ireland	4%	4%
Sweden	3%	3%
Korea	2%	2%
Argentina	2%	2%
Taiwan	2%	1%
Brazil	2%	2%
Singapore	2%	2%
Other	4%	6%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Investment Portfolio	as of December 31, 2020

	Shares	Value ($)
Common Stocks 96.2%
Argentina 2.1%
Globant SA* (a) (Cost $103,492)	1,860	404,755

Australia 0.3%
Appen Ltd. (Cost $74,288)	3,459	66,143

Brazil 1.8%

Magazine Luiza SA	22,116	106,164

Pagseguro Digital Ltd. “A”* (a)	4,379	249,078

(Cost $176,084)		355,242

Canada 6.5%

Agnico Eagle Mines Ltd.	3,500	246,339

Alimentation Couche-Tard, Inc. “B”	5,515	187,949

Brookfield Asset Management, Inc. “A”	14,194	586,761

Canadian National Railway Co.	2,180	239,665

(Cost $582,363)		1,260,714

China 8.1%

Alibaba Group Holding Ltd. (ADR)*	1,693	394,012

Dada Nexus Ltd. (ADR)*	544	19,856

Minth Group Ltd.	16,870	89,322

Momo, Inc. (ADR)	3,293	45,970

New Oriental Education & Technology Group, Inc. (ADR)*	939	174,476

Ping An Healthcare and Technology Co., Ltd. 144A*	2,100	25,663

Ping An Insurance (Group) Co. of China Ltd. “H”	31,000	380,780

Tencent Holdings Ltd.	6,000	435,837

(Cost $881,540)		1,565,916

France 11.3%

Airbus SE*	1,055	115,927

Capgemini SE	1,239	192,938

Cie de Saint-Gobain*	3,000	138,419

LVMH Moet Hennessy Louis Vuitton SE	795	496,295

Orpea SA*	1,070	141,056

Schneider Electric SE	475	68,954

SMCP SA 144A*	6,128	37,549

Teleperformance	1,001	334,319

TOTAL SE	5,614	242,230

VINCI SA	2,670	266,000

Vivendi SA	5,110	164,890

(Cost $1,719,453)		2,198,577

Germany 13.6%

adidas AG*	327	119,417

Allianz SE (Registered)	1,322	324,522

BASF SE	1,978	156,227

Deutsche Boerse AG	2,634	448,854

Evonik Industries AG	6,335	207,167

Evotec SE*	5,569	206,573

Fresenius Medical Care AG & Co. KGaA	3,825	324,078

LANXESS AG	2,210	170,120

SAP SE	1,621	214,967

	Shares	Value ($)

TeamViewer AG 144A*	6,482	348,836

Wacker Chemie AG	750	107,440

(Cost $2,099,436)		2,628,201

Hong Kong 1.2%
Techtronic Industries Co., Ltd. (Cost $38,072)	16,097	230,502

Ireland 3.5%

Experian PLC	10,233	388,746

Kerry Group PLC “A”	1,977	286,525

(Cost $364,469)		675,271

Japan 10.2%

Daikin Industries Ltd.	1,700	378,268

Fast Retailing Co., Ltd.	300	269,381

Hoya Corp.	2,500	346,190

Kao Corp.	1,100	84,907

Keyence Corp.	800	450,273

MISUMI Group, Inc.	3,911	128,302

Pigeon Corp.	3,900	160,912

Shimadzu Corp.	4,200	163,416

(Cost $1,071,371)		1,981,649

Korea 2.1%
Samsung Electronics Co., Ltd. (Cost $229,761)	5,423	406,183

Luxembourg 1.0%
Eurofins Scientific SE* (Cost $51,777)	2,380	200,151

Macau 0.5%
Sands China Ltd. (Cost $116,661)	22,800	100,729

Netherlands 5.5%

Adyen NV 144A*	59	138,025

ASML Holding NV	513	251,532

ING Groep NV*	16,200	152,107

Koninklijke Philips NV*	4,819	258,448

NXP Semiconductors NV (a)	965	153,445

Prosus NV	1,035	112,604

(Cost $753,689)		1,066,161

Singapore 1.8%
DBS Group Holdings Ltd. (Cost $289,679)	18,300	347,429

South Africa 1.1%
Naspers Ltd. “N” (Cost $235,856)	1,035	213,756

Sweden 3.4%

Assa Abloy AB “B”	3,900	96,271

Hexagon AB “B”	1,068	97,553

Nobina AB 144A*	22,904	193,360

Spotify Technology SA* (a)	866	272,496

(Cost $391,626)		659,680

Switzerland 8.8%

Alcon, Inc.*	632	42,053

Julius Baer Group Ltd.	1,388	79,805

Lonza Group AG (Registered)	823	530,626

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	7

	Shares	Value ($)

Nestle SA (Registered)	3,470	409,127

Novartis AG (Registered)	2,550	241,216

Roche Holding AG (Genusschein)	761	266,357

Zur Rose Group AG*	405	130,009

(Cost $900,558)		1,699,193

Taiwan 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $137,146)	21,000	396,689

United Kingdom 4.1%

Clarivate PLC* (a)	4,760	141,420

Clinigen Group PLC	9,352	86,427

Compass Group PLC	6,985	130,063

Farfetch Ltd. “A”* (a)	2,310	147,401

Halma PLC	4,667	156,579

Rentokil Initial PLC*	19,720	137,620

(Cost $578,465)		799,510

United States 7.2%

Activision Blizzard, Inc.	1,966	182,543

EPAM Systems, Inc.*	1,080	387,018

Marsh & McLennan Companies, Inc.	1,677	196,209

MasterCard, Inc. “A”	594	212,022

NVIDIA Corp.	329	171,804

Schlumberger NV	2,572	56,147

Thermo Fisher Scientific, Inc.	415	193,299

(Cost $537,383)		1,399,042
Total Common Stocks (Cost $11,333,169)		18,655,493

	Shares	Value ($)

Preferred Stocks 0.7%
Germany
Sartorius AG (Cost $84,410)	350	147,633

Exchange-Traded Funds 0.5%
United States
iShares MSCI Japan ETF (Cost $84,057)	1,408	95,124

Cash Equivalents 2.4%
DWS Central Cash Management Government Fund, 0.08% (b) (Cost $458,187)	458,187	458,187

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $11,959,823)	99.8	19,356,437
Other Assets and Liabilities, Net	0.2	42,498
Net Assets	100.0	19,398,935

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)		Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral —%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (b) (c)
290,624	—	290,624	(d)	—	—	2,173	—	—	—
Cash Equivalents 2.4%
DWS Central Cash Management Government Fund, 0.08% (b)
241,211	4,047,899	3,830,923		—	—	1,241	—	458,187	458,187
531,835	4,047,899	4,121,547		—	—	3,414	—	458,187	458,187

*	Non-income producing security.

(a)	Listed on the New York Stock Exchange.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

MSCI: Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$404,755	$—	$—	$404,755
Australia	—	66,143	—	66,143
Brazil	249,078	106,164	—	355,242
Canada	1,260,714	—	—	1,260,714
China	634,314	931,602	—	1,565,916
France	—	2,198,577	—	2,198,577
Germany	—	2,628,201	—	2,628,201
Hong Kong	—	230,502	—	230,502
Ireland	—	675,271	—	675,271
Japan	—	1,981,649	—	1,981,649
Korea	—	406,183	—	406,183
Luxembourg	—	200,151	—	200,151
Macau	—	100,729	—	100,729
Netherlands	153,445	912,716	—	1,066,161
Singapore	—	347,429	—	347,429
South Africa	—	213,756	—	213,756
Sweden	272,496	387,184	—	659,680
Switzerland	—	1,699,193	—	1,699,193
Taiwan	—	396,689	—	396,689
United Kingdom	288,821	510,689	—	799,510
United States	1,399,042	—	—	1,399,042
Preferred Stocks	—	147,633	—	147,633
Exchange-Traded Funds	95,124	—	—	95,124
Short-Term Investments	458,187	—	—	458,187
Total	$5,215,976	$14,140,461	$—	$19,356,437

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $11,501,636)	$18,898,250
Investment in DWS Central Cash Management Government Fund (cost $458,187)	458,187
Foreign currency, at value (cost $143,723)	146,071
Receivable for investments sold	8,945
Receivable for Fund shares sold	25
Dividends receivable	4,513
Interest receivable	270
Foreign taxes recoverable	13,305
Other assets	367
Total assets	19,529,933

Liabilities
Payable for investments purchased	35,668
Payable for Fund shares redeemed	13,517
Accrued Management fee	910
Accrued Trustees’ fees	1,074
Other accrued expenses and payables	79,829
Total liabilities	130,998
Net assets, at value	$19,398,935

Net Assets Consist of
Distributable earnings (loss)	7,664,379
Paid-in capital	11,734,556
Net assets, at value	$19,398,935

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($19,292,461 ÷ 1,093,246 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.65
Class B

Net Asset Value, offering and redemption price per share ($106,474 ÷ 6,025 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.67

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:
Dividends (net of foreign taxes withheld of $28,050)	$210,603
Income distributions — DWS Central Cash Management Government Fund	1,241
Securities lending income, net of borrower rebates	2,173
Total income	214,017
Expenses:
Management fee	103,177
Administration fee	16,230
Services to Shareholders	814
Distribution service fee (Class B)	246
Custodian fee	12,888
Professional fees	78,486
Reports to shareholders	26,317
Trustees’ fees and expenses	2,527
Other	9,832
Total expenses before expense reductions	250,517
Expense reductions	(105,431)
Total expenses after expense reductions	145,086
Net investment income (loss)	68,931

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	266,348
Foreign currency	(61)
266,287
Change in net unrealized appreciation (depreciation) on:
Investments	3,132,926
Foreign currency	3,965
3,136,891
Net gain (loss)	3,403,178
Net increase (decrease) in net assets resulting from operations	$3,472,109

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:
Net investment income (loss)	$68,931	$265,032
Net realized gain (loss)	266,287	(38,995)
Change in net unrealized appreciation (depreciation)	3,136,891	4,100,804
Net increase (decrease) in net assets resulting from operations	3,472,109	4,326,841
Distributions to shareholders:
Class A	(248,933)	(445,123)
Class B	(1,082)	(3,307)
Total distributions	(250,015)	(448,430)
Fund share transactions:
Class A
Proceeds from shares sold	1,646,537	1,652,668
Reinvestment of distributions	248,933	445,123
Payments for shares redeemed	(3,319,251)	(2,520,782)
Net increase (decrease) in net assets from Class A share transactions	(1,423,781)	(422,991)
Class B
Proceeds from shares sold	1,708	16,855
Reinvestment of distributions	1,082	3,307
Payments for shares redeemed	(73,265)	(112,320)
Net increase (decrease) in net assets from Class B share transactions	(70,475)	(92,158)
Increase (decrease) in net assets	1,727,838	3,363,262
Net assets at beginning of period	17,671,097	14,307,835

Net assets at end of period	$19,398,935	$17,671,097

Other Information
Class A
Shares outstanding at beginning of period	1,196,084	1,228,635
Shares sold	111,439	122,990
Shares issued to shareholders in reinvestment of distributions	20,388	33,594
Shares redeemed	(234,665)	(189,135)
Net increase (decrease) in Class A shares	(102,838)	(32,551)

Shares outstanding at end of period	1,093,246	1,196,084
Class B
Shares outstanding at beginning of period	10,737	19,045
Shares sold	134	1,204
Shares issued to shareholders in reinvestment of distributions	88	249
Shares redeemed	(4,934)	(9,761)
Net increase (decrease) in Class B shares	(4,712)	(8,308)

Shares outstanding at end of period	6,025	10,737

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	11

Financial Highlights

DWS International Growth VIP — Class A

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$14.64	$11.47	$13.90	$11.12	$10.81
Income (loss) from investment operations:
Net investment income[a]	.06	.22	.16	.08	.06
Net realized and unrealized gain (loss)	3.17	3.32	(2.46)	2.75	.34
Total from investment operations	3.23	3.54	(2.30)	2.83	.40
Less distribution from:
Net investment income	(.22)	(.17)	(.13)	(.05)	(.09)
Net realized gain	—	(.20)	—	—	—
Total distributions	(.22)	(.37)	(.13)	(.05)	(.09)
Net asset value, end of period	$17.65	$14.64	$11.47	$13.90	$11.12
Total Return (%)[b]	22.69	31.22	(16.69)	25.47	3.72

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	18	14	19	27
Ratio of expenses before expense reductions (%)[c]	1.50	1.64	1.72	1.56	1.66
Ratio of expenses after expense reductions (%)[c]	.87	.86	.81	.92	.95
Ratio of net investment income (%)	.42	1.63	1.21	.61	.51
Portfolio turnover rate (%)	10	16	38	62	70

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

DWS International Growth VIP — Class B

	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$14.66	$11.49	$13.93	$11.13	$10.82
Income (loss) from investment operations:
Net investment income[a]	.01	.18	.12	.02	.02
Net realized and unrealized gain (loss)	3.18	3.33	(2.46)	2.79	.35
Total from investment operations	3.19	3.51	(2.34)	2.81	.37
Less distribution from:
Net investment income	(.18)	(.14)	(.10)	(.01)	(.06)
Net realized gain	—	(.20)	—	—	—
Total distributions	(.18)	(.34)	(.10)	(.01)	(.06)
Net asset value, end of period	$17.67	$14.66	$11.49	$13.93	$11.13
Total Return (%)[b]	22.29	30.84	(16.92)	25.26	3.38

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	.2	.2	.07
Ratio of expenses before expense reductions (%)[c]	1.81	1.95	2.07	1.90	1.98
Ratio of expenses after expense reductions (%)[c]	1.18	1.16	1.06	1.15	1.24
Ratio of net investment income (%)	.07	1.31	.92	.12	.17
Portfolio turnover rate (%)	10	16	38	62	70

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS International Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	13

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of December 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2020, the Fund had no securities on loan.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized

14	|	Deutsche DWS Variable Series II — DWS International Growth VIP

gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$66,127
Undistributed long-term capital gains	$227,261
Net unrealized appreciation (depreciation) on investments	$7,367,492

At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $11,988,945. The net unrealized appreciation for all investments based on tax cost was $7,367,492. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $7,940,739 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $573,247.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$250,015	$213,752
Distributions from long-term capital gains	$—	$234,678

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2020, purchases and sales of investment transactions (excluding short-term investments) aggregated $1,609,431 and $3,472,105, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under to the Investment Management Agreement with the Advisor, the Fund pays the Advisor an annual fee based on its average daily net assets, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.

For the period from January 1, 2020 through April 30, 2021(through September 30, 2020 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.87%
Class B	1.19%

Deutsche DWS Variable Series II — DWS International Growth VIP	|	15

Effective October 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class B as 1.17%

For the year ended December 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$104,808
Class B	623
$105,431

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $16,230, of which $1,559 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2020
Class A	$246	$46
Class B	58	11
	$304	$57

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2020, the Distribution Service Fee aggregated $246, of which $22 is unpaid.

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,487, of which $3,568 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Ownership of the Fund

At December 31, 2020, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 85%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 85% and 15%.

16	|	Deutsche DWS Variable Series II — DWS International Growth VIP

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2020.

F. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS International Growth VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS International Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 12, 2021

18	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,236.90	$1,233.90
Expenses Paid per $1,000*	$4.89	$6.68

Hypothetical 5% Fund Return
Beginning Account Value 7/1/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,020.76	$1,019.15
Expenses Paid per $1,000*	$4.42	$6.04

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS International Growth VIP	.87%	1.19%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	19

Tax Information	(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $250,000 as capital gain dividends for its year ended December 31, 2020.

For corporate shareholders, 3% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2020, qualified for the dividends received deduction.

The Fund paid foreign taxes of $22,737 and earned $80,616 of foreign source income during the year ended December 31, 2020. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.07 per share as income earned from foreign sources for the year ended December 31, 2020.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how toprepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS International Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the

Deutsche DWS Variable Series II — DWS International Growth VIP	|	21

best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time

22	|	Deutsche DWS Variable Series II — DWS International Growth VIP

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS International Growth VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—

24	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

Deutsche DWS Variable Series II — DWS International Growth VIP	|	25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche DWS Variable Series II — DWS International Growth VIP

Notes

VS2IG-2 (R-025830-11 2/21)

December 31, 2020

Annual Report

Deutsche DWS Variable Series II

DWS Small Mid Cap Growth VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED      NO BANK GUARANTEE      MAY LOSE VALUE      NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Performance Summary	December 31, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 is 0.82% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,018	$13,770	$18,342	$30,145
	Average annual total return	30.18%	11.25%	12.90%	11.67%
Russell 2500 Growth Index	Growth of $10,000	$14,047	$17,242	$23,547	$40,450
	Average annual total return	40.47%	19.91%	18.68%	15.00%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	3

Management Summary	December 31, 2020 (Unaudited)

For the 12-month period ended December 31, 2020, the Fund returned 30.18% (Class A shares, unadjusted for contract charges), compared with the 40.47% return of the Russell 2500™ Growth Index.

Following a benign start to 2020, equities moved sharply lower in mid-February amid mounting concerns regarding the potential impact of the COVID-19 outbreak on the global economy. The market downturn proved relatively short in duration, however, as central banks slashed interest rates and announced a number of measures to promote growth and liquidity. Governments worldwide augmented the monetary stimulus with fiscal spending packages. Taken together, these actions helped to foster investor confidence that government support would help to keep the economy afloat until the pandemic dissipates, sparking a market rally that lasted from late March until the end of August. Although the market’s advance paused in the fall due to a second wave of coronavirus cases and uncertainty surrounding the U.S. election, the rally resumed in late 2020 following the approval of two vaccines. Small- and mid-cap stocks performed particularly well during this time, as investors began to look for opportunities outside the U.S. mega-cap technology segment.

The portfolio’s underperformance during the 12-month period was primarily concentrated within the information technology and health care sectors. Within information technology, the portfolio’s positioning in the software and IT services industries did not keep pace with the benchmark, as companies positioned to benefit from work-from-home spending saw their shares soar during this period. In terms of individual securities, the portfolio’s holdings in the cloud contact software firm Five9, Inc., recreational vehicle (RV) company Camping World Holdings, Inc. and health care services firm ModivCare Inc.* (formerly Providence Service Corp.) contributed to performance during the period. Five9, which enables businesses to better utilize, analyze and adapt their workforce in the cloud, enjoyed favorable financial results. Camping World experienced a significant increase in sales over the period, as RVs were viewed by many as the safest means for travel/vacation during the pandemic. ModivCare, the largest provider of non-emergency medical transportation services in the United States, has been able to deliver consistent revenue in line with strong Medicaid enrollment growth. Conversely, holdings in industrial process heating solutions company Thermon Group Holdings, Inc., private security firm The Brink’s Co. and health care staffing company AMN Healthcare Services, Inc. detracted from performance. In the case of Thermon Group, the company was negatively impacted by reduced energy demand, trimmed-down capital spending plans and delayed project completions. Shares of Brink’s suffered as the company announced the poorly timed acquisition of British security firm G4S plc* in late February, taking on additional leverage just as many of Brink’s “non-essential business” retail clients were shutting down due to quarantine orders. Lastly, AMN Healthcare saw strong demand for nurses but also was temporarily pressured by elevated costs during the period.

Going forward, we believe that the investment backdrop remains favorable for small- and mid-cap stocks, as growth appears set to improve in 2021, which would create supportive conditions for these companies. Inflationary pressures also appear to be mounting, which could represent a tailwind given that rising inflation has been correlated with outperformance for small caps over time. In this environment, we believe that the investment universe provides highly fertile territory for bottom-up investors to identify growing, undervalued and undiscovered companies.

Peter Barsa, Director

Michael A. Sesser, CFA, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Terms to Know

The Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small- to midcap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

*	Not held at December 31, 2020.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/20	12/31/19
Common Stocks	97%	98%
Cash Equivalents	2%	1%
Exchange-Traded Funds	1%	—
Convertible Preferred Stock	—	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents, Exchange-Traded Funds and Securities Lending Collateral)	12/31/20	12/31/19
Information Technology	29%	24%
Health Care	29%	24%
Industrials	14%	20%
Consumer Discretionary	13%	15%
Financials	5%	6%
Materials	4%	3%
Real Estate	3%	4%
Consumer Staples	2%	2%
Communication Services	1%	1%
Energy	0%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Investment Portfolio	as of December 31, 2020

	Shares	Value ($)
Common Stocks 97.4%
Communication Services 0.9%
Diversified Telecommunication Services 0.3%

Bandwidth, Inc. “A”*	1,484	228,046

Entertainment 0.6%

Take-Two Interactive Software, Inc.*	2,174	451,736

Consumer Discretionary 13.1%
Auto Components 0.9%

Gentherm, Inc.*	7,364	480,280

Tenneco, Inc. “A”*	18,953	200,902

		681,182

Diversified Consumer Services 1.8%

Bright Horizons Family Solutions, Inc.*	5,598	968,398

Terminix Global Holdings, Inc.*	6,718	342,685

		1,311,083

Hotels, Restaurants & Leisure 1.8%

Hilton Grand Vacations, Inc.*	12,491	391,593

Jack in the Box, Inc.	7,892	732,377

Penn National Gaming, Inc.*	2,400	207,288

		1,331,258

Household Durables 4.0%

Helen of Troy Ltd.*	3,647	810,327

iRobot Corp.* (a)	6,773	543,804

LGI Homes, Inc.*	2,689	284,631

TopBuild Corp.*	6,707	1,234,624

		2,873,386

Internet & Direct Marketing Retail 0.4%

Grubhub, Inc.*	3,663	272,051

Leisure Products 1.5%

YETI Holdings, Inc.*	16,312	1,116,883

Specialty Retail 2.7%

Burlington Stores, Inc.*	3,382	884,562

Camping World Holdings, Inc. “A” (a)	24,907	648,828

Leslie’s, Inc.*	2,799	77,672

The Children’s Place, Inc.	6,488	325,049

Vroom, Inc.*	999	40,929

		1,977,040

Consumer Staples 1.8%
Food & Staples Retailing 1.1%
Casey’s General Stores, Inc.	4,371	780,748

Household Products 0.7%
Spectrum Brands Holdings, Inc.	6,982	551,438

Energy 0.1%
Oil, Gas & Consumable Fuels
Contango Oil & Gas Co.* (a)	39,242	89,864

Financials 4.6%
Banks 2.4%

Pinnacle Financial Partners, Inc.	7,304	470,378

South State Corp.	4,704	340,099

SVB Financial Group*	1,234	478,582

Synovus Financial Corp.	13,385	433,273

		1,722,332

	Shares	Value ($)

Capital Markets 1.4%

Lazard Ltd. “A”	13,717	580,229

Moelis & Co. “A”	9,136	427,199

		1,007,428

Consumer Finance 0.5%
Green Dot Corp. “A”*	6,162	343,840

Diversified Financial Services 0.3%
Social Capital Hedosophia Holdings Corp. III “A”* (a)	15,307	256,698

Health Care 28.5%
Biotechnology 13.5%

Acceleron Pharma, Inc.*	3,899	498,838

Amicus Therapeutics, Inc.*	17,294	399,318

Apellis Pharmaceuticals, Inc.*	9,281	530,873

Arena Pharmaceuticals, Inc.*	7,158	549,949

Biohaven Pharmaceutical Holding Co., Ltd.*	7,887	675,995

Blueprint Medicines Corp.*	4,684	525,311

ChemoCentryx, Inc.*	5,580	345,514

Deciphera Pharmaceuticals, Inc.*	4,133	235,870

Emergent BioSolutions, Inc.*	10,674	956,390

Global Blood Therapeutics, Inc.*	4,524	195,934

Heron Therapeutics, Inc.*	22,719	480,848

Insmed, Inc.*	4,677	155,697

Invitae Corp.*	5,038	210,639

Iovance Biotherapeutics, Inc.*	5,250	243,600

Ligand Pharmaceuticals, Inc.* (a)	3,112	309,488

Mirati Therapeutics, Inc.*	2,178	478,376

Natera, Inc.*	4,935	491,131

Neurocrine Biosciences, Inc.*	10,195	977,191

TG Therapeutics, Inc.*	1,400	72,828

Translate Bio, Inc.*	7,829	144,289

Travere Therapeutics, Inc.*	23,478	639,893

Turning Point Therapeutics, Inc.*	2,679	326,436

Ultragenyx Pharmaceutical, Inc.*	3,057	423,181

		9,867,589

Health Care Equipment & Supplies 5.3%

Cardiovascular Systems, Inc.*	6,014	263,173

Globus Medical, Inc. “A”*	4,024	262,445

Haemonetics Corp.*	1,353	160,669

iRhythm Technologies, Inc.*	3,258	772,830

Masimo Corp.*	4,040	1,084,255

Natus Medical, Inc.*	9,520	190,781

Nevro Corp.*	2,328	402,977

Outset Medical, Inc.*	736	41,834

Quidel Corp.*	1,635	293,728

Tandem Diabetes Care, Inc.*	4,219	403,674

		3,876,366

Health Care Providers & Services 7.4%

AMN Healthcare Services, Inc.*	15,169	1,035,284

HealthEquity, Inc.*	1,929	134,471

Molina Healthcare, Inc.*	4,458	948,127

Option Care Health, Inc.*	27,764	434,229

Providence Service Corp.*	12,193	1,690,315

RadNet, Inc.*	55,477	1,085,685

Tivity Health, Inc.*	4,464	87,450

		5,415,561

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	7

	Shares	Value ($)

Health Care Technology 0.6%
HMS Holdings Corp.*	10,589	389,146

Life Sciences Tools & Services 0.2%
Avantor, Inc.*	4,849	136,499

Pharmaceuticals 1.5%

ANI Pharmaceuticals, Inc.*	8,521	247,450

Avadel Pharmaceuticals PLC (ADR)* (a)	18,916	126,359

Pacira BioSciences, Inc.* (a)	11,807	706,531

		1,080,340

Industrials 13.2%
Aerospace & Defense 0.9%
HEICO Corp.	5,006	662,795

Building Products 3.7%

Advanced Drainage Systems, Inc.	3,825	319,693

Allegion PLC	7,499	872,734

AZEK Co., Inc.*	2,261	86,935

Builders FirstSource, Inc.* (a)	18,923	772,248

Masonite International Corp.*	6,705	659,370

		2,710,980

Commercial Services & Supplies 1.9%

MSA Safety, Inc.	3,375	504,191

The Brink’s Co.	12,428	894,816

		1,399,007

Construction & Engineering 0.6%
MasTec, Inc.* (a)	6,416	437,443

Electrical Equipment 1.5%

Generac Holdings, Inc.*	1,478	336,112

Plug Power, Inc.*	11,183	379,216

Thermon Group Holdings, Inc.*	26,199	409,490

		1,124,818

Machinery 0.7%
IDEX Corp.	2,502	498,398

Professional Services 1.2%
Kforce, Inc.	21,425	901,778

Trading Companies & Distributors 2.7%

H&E Equipment Services, Inc.	16,406	489,063

Rush Enterprises, Inc. “A”	25,190	1,043,370

Titan Machinery, Inc.*	20,663	403,961

		1,936,394
Information Technology 28.6%
Communications Equipment 1.4%

Calix, Inc.*	8,844	263,197

Lumentum Holdings, Inc.*	8,417	797,932

		1,061,129

Electronic Equipment, Instruments & Components 1.4%

Cognex Corp.	7,873	632,084

IPG Photonics Corp.*	1,883	421,396

		1,053,480

IT Services 3.7%

Broadridge Financial Solutions, Inc.	6,371	976,037

MAXIMUS, Inc.	8,556	626,214

WEX, Inc.*	2,932	596,750

WNS Holdings Ltd. (ADR)*	6,641	478,484

		2,677,485

	Shares	Value ($)

Semiconductors & Semiconductor Equipment 5.2%

Advanced Energy Industries, Inc.*	12,629	1,224,634

Advanced Micro Devices, Inc.*	10,476	960,754

CMC Materials, Inc.	3,131	473,720

Entegris, Inc.	8,229	790,807

Semtech Corp.*	4,743	341,923

		3,791,838

Software 16.9%

Aspen Technology, Inc.*	9,339	1,216,405

Cornerstone OnDemand, Inc.*	11,656	513,330

DocuSign, Inc.*	2,091	464,829

Envestnet, Inc.*	9,852	810,721

Five9, Inc.*	15,581	2,717,326

LivePerson, Inc.*	7,263	451,977

Proofpoint, Inc.*	7,005	955,552

QAD, Inc. “A”	14,773	933,358

Tyler Technologies, Inc.*	4,558	1,989,658

Varonis Systems, Inc.*	13,732	2,246,693

		12,299,849

Materials 3.7%
Construction Materials 1.3%
Eagle Materials, Inc.	9,476	960,393

Containers & Packaging 0.6%
Berry Global Group, Inc.*	7,728	434,236

Metals & Mining 1.8%

Cleveland-Cliffs, Inc. (a)	67,277	979,553

First Quantum Minerals Ltd.	17,207	308,885

		1,288,438

Real Estate 2.9%
Real Estate Investment Trusts (REITs)

Americold Realty Trust	10,299	384,462

EastGroup Properties, Inc.	2,708	373,866

Essential Properties Realty Trust, Inc.	21,678	459,574

Four Corners Property Trust, Inc.	13,954	415,411

QTS Realty Trust, Inc. “A” (a)	7,598	470,164

		2,103,477
Total Common Stocks (Cost $37,590,615)		71,102,452

Exchange-Traded Funds 0.5%
SPDR S&P Biotech ETF (a) (Cost $247,240)	2,719	382,782

Securities Lending Collateral 7.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (b) (c) (Cost $5,457,727)	5,457,727	5,457,727

Cash Equivalents 2.4%
DWS Central Cash Management Government Fund, 0.08% (b) (Cost $1,738,142)	1,738,142	1,738,142

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $45,033,724)	107.8	78,681,103
Other Assets and Liabilities, Net	(7.8)	(5,711,938)
Net Assets	100.0	72,969,165

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral 7.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (b) (c)
2,086,238	3,371,489	(d)	—	—	—	27,589	—	5,457,727	5,457,727
Cash Equivalents 2.4%
DWS Central Cash Management Government Fund, 0.08% (b)
955,515	8,932,767		8,150,140	—	—	4,936	—	1,738,142	1,738,142
3,041,753	12,304,256		8,150,140	—	—	32,525	—	7,195,869	7,195,869

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2020 amounted to $5,243,423, which is 7.2% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2020.

ADR: American Depositary Receipt

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$71,102,452	$—	$—	$71,102,452
Exchange-Traded Funds	382,782	—	—	382,782
Short-Term Investments (e)	7,195,869	—	—	7,195,869
Total	$78,681,103	$—	$—	$78,681,103

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	9

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $37,837,855) — including $5,243,423 of securities loaned	$71,485,234
Investment in DWS Government & Agency Securities Portfolio (cost $5,457,727)*	5,457,727
Investment in DWS Central Cash Management Government Fund (cost $1,738,142)	1,738,142
Foreign currency, at value (cost $107)	115
Dividends receivable	28,028
Interest receivable	1,599
Other assets	1,208
Total assets	78,712,053

Liabilities
Payable upon return of securities loaned	5,457,727
Payable for investments purchased	72,971
Payable for Fund shares redeemed	105,670
Accrued management fee	35,858
Accrued Trustees’ fees	1,018
Other accrued expenses and payables	69,644
Total liabilities	5,742,888
Net assets, at value	$72,969,165

Net Assets Consist of
Distributable earnings (loss)	37,257,815
Paid-in capital	35,711,350
Net assets, at value	$72,969,165

Net Asset Value

Net Asset Value, offering and redemption price per share ($72,969,165 ÷ 4,186,167 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.43

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:
Dividends (net of foreign taxes withheld of $656)	$420,832
Income distributions — DWS Central Cash Management Government Fund	4,936
Securities lending income, net of borrower rebates	27,589
Total income	453,357
Expenses:
Management fee	327,098
Administration fee	58,007
Services to Shareholders	818
Custodian fee	2,008
Professional fees	58,742
Reports to shareholders	35,556
Trustees’ fees and expenses	3,598
Other	3,985
Total expenses before expense reductions	489,812
Expense reductions	(8,086)
Total expenses after expense reductions	481,726
Net investment income (loss)	(28,369)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,757,625
Foreign Currency	(1)
3,757,624
Change in net unrealized appreciation (depreciation) on:
Investments	12,517,956
Foreign currency	8
12,517,964
Net gain (loss)	16,275,588
Net increase (decrease) in net assets resulting from operations	$16,247,219

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:
Net investment income (loss)	$(28,369)	$71,165
Net realized gain (loss)	3,757,624	1,092,162
Change in net unrealized appreciation (depreciation)	12,517,964	12,312,200
Net increase (decrease) in net assets resulting from operations	16,247,219	13,475,527
Distributions to shareholders:
Class A	(959,731)	(8,788,523)
Fund share transactions:
Class A
Proceeds from shares sold	3,372,258	2,374,360
Reinvestment of distributions	959,731	8,788,523
Payments for shares redeemed	(10,851,170)	(16,023,146)
Net increase (decrease) in net assets from Class A share transactions	(6,519,181)	(4,860,263)
Increase (decrease) in net assets	8,768,307	(173,259)
Net assets at beginning of period	64,200,858	64,374,117

Net assets at end of period	$72,969,165	$64,200,858

Other Information
Class A
Shares outstanding at beginning of period	4,698,629	5,077,014
Shares sold	244,143	179,399
Shares issued to shareholders in reinvestment of distributions	90,115	680,753
Shares redeemed	(846,720)	(1,238,537)
Net increase (decrease) in Class A shares	(512,462)	(378,385)

Shares outstanding at end of period	4,186,167	4,698,629

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	11

Financial Highlights

DWS Small Mid Cap Growth VIP — Class A
	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.66	$12.68	$21.94	$18.96	$20.90
Income (loss) from investment operations:

Net investment income (loss)[a]	(.01)	.01	(.01)	(.02)	.02
Net realized and unrealized gain (loss)	4.00	2.73	(1.92)	4.08	1.64
Total from investment operations	3.99	2.74	(1.93)	4.06	1.66
Less distributions from:

Net investment income	(.01)	—	—	(.02)	—
Net realized gains	(.21)	(1.76)	(7.33)	(1.06)	(3.60)
Total distributions	(.22)	(1.76)	(7.33)	(1.08)	(3.60)
Net asset value, end of period	$17.43	$13.66	$12.68	$21.94	$18.96
Total Return (%)	30.18 [b]	22.41 [b]	(13.59)[b]	22.12	9.08

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	64	64	77	118
Ratio of expenses before expense reductions (%)[c]	.82	.82	.81	.75	.75
Ratio of expenses after expense reductions (%)[c]	.81	.81	.80	.75	.75
Ratio of net investment income (loss) (%)	(.05)	.11	(.06)	(.08)	.11
Portfolio turnover rate (%)	12	10	32	32	28

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Growth VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	13

continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of December 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2020, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2020
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Common Stocks	$5,060,827	$—	$—	$—	$5,060,827
Exchange-Traded Funds	396,900	—	—	—	396,900
Total Borrowings	$5,457,727	$—	$—	$—	$5,457,727

Gross amount of recognized liabilities for securities lending transactions:					$5,457,727

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated Investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$786,931
Undistributed long-term capital gains	$3,015,494
Net unrealized appreciation (depreciation) on investments	$33,444,144

14	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $45,236,959. The net unrealized appreciation for all investments based on tax cost was $33,444,144. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $36,810,605 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,366,461.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$27,637	$—
Distributions from long-term capital gains	$932,094	$8,788,523

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2020, purchases and sales of investment transactions (excluding short-term investments) aggregated $7,334,911 and $15,372,087, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.

For the period from January 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.81%.

For the year ended December 31, 2020, fees waived and/or expenses reimbursed were $8,086.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	15

daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $58,007, of which $5,868 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2020, the amounts charged to the Fund by DSC aggregated $424, of which $78 is unpaid.

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $8,422, of which $3,025 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $2,077.

D. Ownership of the Fund

At December 31, 2020, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 92%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2020.

F. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the

16	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Growth VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 12, 2021

18	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020

Actual Fund Return	Class A
Beginning Account Value 7/1/20	$1,000.00
Ending Account Value 12/31/20	$1,359.60
Expenses Paid per $1,000*	$4.80

Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/20	$1,000.00
Ending Account Value 12/31/20	$1,021.06
Expenses Paid per $1,000*	$4.12

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	.81%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	19

Tax Information	(Unaudited)

The Fund paid distributions of $0.21 per share from net long-term capital gains during its year ended December 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,333,000 as capital gain dividends for its year ended December 31, 2020.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2020, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Growth VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	21

the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the portfolio management team, effective April 19, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-

22	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—

24	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP	|	25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Growth VIP

Notes

VS2SMCG-2 (R-025835-10 2/21)

December 31, 2020

Annual Report

Deutsche DWS Variable Series II

DWS Small Mid Cap Value VIP

Contents

3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
18	Report of Independent Registered Public Accounting Firm
19	Information About Your Fund’s Expenses
20	Tax Information
20	Proxy Voting
21	Advisory Agreement Board Considerations and Fee Evaluation
24	Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE     NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Performance Summary	December 31, 2020 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2020 are 0.88% and 1.25% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment

Russell 2500™ Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results

DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,920	$10,124	$13,079	$19,563
	Average annual total return	–0.80%	0.41%	5.51%	6.94%
Russell 2500 Value Index	Growth of $10,000	$10,488	$11,358	$15,693	$24,402
	Average annual total return	4.88%	4.34%	9.43%	9.33%

DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,889	$10,012	$12,842	$18,880
	Average annual total return	–1.11%	0.04%	5.13%	6.56%
Russell 2500 Value Index	Growth of $10,000	$10,488	$11,358	$15,693	$24,402
	Average annual total return	4.88%	4.34%	9.43%	9.33%

The growth of $10,000 is cumulative.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	3

Management Summary	December 31, 2020 (Unaudited)

Class A shares of DWS Small Mid Cap Value VIP returned –0.80% in 2020 (unadjusted for contract charges) and underperformed the 4.88% gain of the Russell 2500™ Value Index.

Small-cap value stocks struggled for most of the 2020, but a late rally enabled the category to finish the year with a positive total return. After a strong start, stocks collapsed in mid-February once it became evident that COVID-19 would have a significant impact on economic growth and corporate earnings. The markets stabilized in late March after world governments and central banks stepped in with an unprecedented level of fiscal and monetary stimulus. Investors concluded that these measures would help bridge the gap until the virus was contained, sparking a rally that continued until year-end. However, the gains were primarily focused on mega-cap growth stocks for the majority of 2020. Only in November, when a vaccine for COVID-19 was finally approved, did investors feel comfortable moving into more economically sensitive areas such as smaller companies and the value style. This trend helped Russell 2500 Value Index climb back into positive territory on a year-to-date basis in early December, and it held on to the gain through the end of the year.

The Fund uses proprietary quantitative models that seek to identify the most attractive stocks in the index based on fundamental factors that have been effective sources of return over time, such as valuation, momentum, profitability, earnings, and sales growth. The models are dynamic and use specific factor weights for separate industry groups. The goal of this strategy is to maximize return potential while maintaining a risk profile similar to that of the index. Our process did not work as well as intended in 2020, largely due to modest deviations in factor exposures relative to the benchmark. In an effort to counter this issue, we tightened our factor constraints to minimize, if not eliminate, any biases. As always, we continue to revise and update our industry models to adapt to changes in the market.

The Fund lagged its benchmark by the widest margin in the consumer discretionary sector. Regis Corp.*, which operates a wide range of hair-salon chains, was the largest detractor due to extended closures stemming from COVID-19. Positions in Columbia Sportswear Co. and Michaels Companies, Inc.* further weighed on results. Health care also proved to be a challenging area for the Fund, as a handful of holdings — including Mallinckrodt PLC*, Bruker Corp., and Invacare Corp. — failed to keep pace with the broader sector. Outside of these two areas, Hertz Global Holdings, Inc.* and Peabody Energy Corp. were among the most notable detractors.

On the positive side, our strategy generated strong outperformance in the real estate sector. Easterly Government Properties, Inc.*, which proved largely immune to coronavirus-induced slowdown given that it primarily leases its properties to government agencies, was the top contributor. Consumer staples and financials were additional areas of strength, thanks to positions in Central Garden & Pet Co. and the commercial real estate financing company Walker & Dunlop, Inc. Qurate Retail Inc., a media company that owns a variety of home shopping networks, also performed well as investors were compelled to change their shopping patterns due to COVID-related lockdowns.

Stocks performed remarkably well in the time since the March lows, which was quite impressive given how dire the investment outlook appeared in the early days of COVID-19. Although it remains to be seen whether the rollout of the vaccine will indeed lead to improving growth, investors have clearly “looked past the valley” in anticipation of stronger economic conditions in 2021. Broader-market valuations increased considerably in the second half of the year as a result. While valuations don’t necessarily correlate with near-term performance, stocks could become more volatile in the year ahead if the economic recovery isn’t as smooth as the November-December rally would indicate. With this as the backdrop, we believe our steady, rules-based strategy — which strives to evaluate companies in a disciplined and dispassionate manner — is well suited for a time characterized by both continued opportunity and potentially increased risk.

Pankaj Bhatnagar, PhD, Managing Director

Arno V. Puskar, Director

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Terms to Know

Russell 2500 Value Index is an unmanaged index measuring the small- to mid-cap U.S. equity value market.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

*	Not held at December 31, 2020.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	5

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/20	12/31/19
Common Stocks	100%	99%
Cash Equivalents	0%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/20	12/31/19
Financials	20%	23%
Industrials	17%	14%
Consumer Discretionary	14%	10%
Real Estate	12%	14%
Information Technology	9%	9%
Health Care	7%	6%
Materials	7%	7%
Utilities	4%	6%
Energy	4%	5%
Communication Services	3%	3%
Consumer Staples	3%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 7.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Investment Portfolio	as of December 31, 2020

	Shares	Value ($)
Common Stocks 99.7%
Communication Services 3.4%

Entertainment 0.9%
Lions Gate Entertainment Corp. “A”* (a)	66,768	759,152

Media 2.1%
Interpublic Group of Companies, Inc.	77,473	1,822,165

Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	21,403	397,454

Consumer Discretionary 13.6%
Auto Components 0.3%
Goodyear Tire & Rubber Co.	27,451	299,490

Automobiles 1.4%
Winnebago Industries, Inc.	20,175	1,209,290

Distributors 0.3%
Core-Mark Holding Co., Inc.	8,219	241,392

Hotels, Restaurants & Leisure 4.0%

Aramark	50,036	1,925,385

Boyd Gaming Corp.	11,289	484,524

Choice Hotels International, Inc.	2,637	281,447

International Game Technology PLC	21,168	358,586

Red Rock Resorts, Inc. “A”	17,585	440,329

		3,490,271

Household Durables 1.5%
PulteGroup, Inc.	30,685	1,323,137

Internet & Direct Marketing Retail 1.7%

Overstock.com, Inc.* (a)	9,912	475,478

Qurate Retail, Inc. “A”	90,577	993,630

		1,469,108

Leisure Products 1.7%

Brunswick Corp.	17,166	1,308,736

Nautilus, Inc.* (a)	9,884	179,296

		1,488,032

Specialty Retail 0.4%
Boot Barn Holdings, Inc.*	7,546	327,195

Textiles, Apparel & Luxury Goods 2.3%

Columbia Sportswear Co.	16,082	1,405,245

Under Armour, Inc. “A”*	36,419	625,314

		2,030,559

Consumer Staples 3.2%
Food & Staples Retailing 0.5%
The Andersons, Inc.	18,649	457,087

Food Products 0.7%
Darling Ingredients, Inc.*	11,188	645,324

Household Products 2.0%

Central Garden & Pet Co.*	20,865	805,598

Spectrum Brands Holdings, Inc.	11,587	915,141

		1,720,739

	Shares	Value ($)

Energy 3.8%
Oil, Gas & Consumable Fuels

Devon Energy Corp.	40,830	645,522

Equitrans Midstream Corp.	111,906	899,724

Peabody Energy Corp.*	148,020	356,728

Renewable Energy Group, Inc.*	3,491	247,233

Targa Resources Corp.	43,415	1,145,288

		3,294,495
Financials 20.3%
Banks 8.4%

BankUnited, Inc.	42,766	1,487,402

Commerce Bancshares, Inc.	3,421	224,760

ConnectOne Bancorp., Inc.	11,504	227,664

Eagle Bancorp., Inc.	29,648	1,224,462

Flushing Financial Corp.	14,310	238,118

Hancock Whitney Corp.	21,427	728,947

Hilltop Holdings, Inc.	18,538	509,980

Simmons First National Corp. “A”	32,240	696,062

UMB Financial Corp.	18,298	1,262,379

Valley National Bancorp.	77,972	760,227

		7,360,001

Capital Markets 0.9%
Donnelley Financial Solutions, Inc.*	43,730	742,098

Consumer Finance 0.8%
Credit Acceptance Corp.* (a)	2,012	696,434

Diversified Financial Services 0.7%
Voya Financial, Inc.	10,464	615,388

Insurance 5.8%

American Equity Investment Life Holding Co.	15,400	425,964

Assurant, Inc.	11,157	1,519,807

Athene Holding Ltd. “A”*	5,162	222,689

Brown & Brown, Inc.	38,186	1,810,398

Everest Re Group Ltd.	3,480	814,633

Globe Life, Inc.	2,820	267,787

		5,061,278

Mortgage Real Estate Investment Trusts (REITs) 2.0%

Blackstone Mortgage Trust, Inc., “A”	30,794	847,759

Ellington Financial, Inc.	25,308	375,570

PennyMac Mortgage Investment Trust	18,527	325,890

Redwood Trust, Inc.	27,145	238,333

		1,787,552

Thrifts & Mortgage Finance 1.7%
Walker & Dunlop, Inc.	16,128	1,484,098

Health Care 7.1%
Biotechnology 2.2%

Agios Pharmaceuticals, Inc.*	7,532	326,361

Bluebird Bio, Inc.*	7,969	344,819

Myriad Genetics, Inc.*	35,679	705,552

Novavax, Inc.* (a)	2,643	294,721

Sage Therapeutics, Inc.*	2,615	226,224

		1,897,677

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	7

	Shares	Value ($)

Health Care Equipment & Supplies 0.9%

ICU Medical, Inc.*	1,594	341,897

Invacare Corp.	50,340	450,543

		792,440

Health Care Providers & Services 0.3%
Molina Healthcare, Inc.*	1,203	255,854

Life Sciences Tools & Services 3.2%

Bruker Corp.	20,724	1,121,790

PerkinElmer, Inc.	9,197	1,319,770

Syneos Health, Inc.*	5,591	380,915

		2,822,475

Pharmaceuticals 0.5%
Endo International PLC* (a)	57,178	410,538

Industrials 17.0%
Aerospace & Defense 1.9%
Teledyne Technologies, Inc.*	4,200	1,646,316

Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.*	11,482	626,228

Building Products 1.5%

Resideo Technologies, Inc.*	14,020	298,065

Simpson Manufacturing Co., Inc.	10,683	998,327

		1,296,392

Commercial Services & Supplies 2.3%

IAA, Inc.*	20,112	1,306,878

Interface, Inc.	65,057	683,098

		1,989,976

Construction & Engineering 1.6%
Jacobs Engineering Group, Inc.	12,823	1,397,194

Electrical Equipment 1.9%
EnerSys	20,450	1,698,577

Industrial Conglomerates 1.1%
Carlisle Companies, Inc.	6,002	937,392

Machinery 4.8%

Federal Signal Corp.	37,993	1,260,228

Hillenbrand, Inc.	40,909	1,628,178

The Manitowoc Co., Inc.*	68,765	915,262

Pentair PLC	7,157	379,965

		4,183,633

Road & Rail 0.2%
Knight-Swift Transportation Holdings, Inc.	5,170	216,210

Trading Companies & Distributors 1.0%
NOW, Inc.*	115,938	832,435

Information Technology 8.8%
Communications Equipment 1.4%

Ciena Corp.*	8,379	442,830

CommScope Holding Co., Inc.*	57,699	773,167

		1,215,997

Electronic Equipment, Instruments & Components 2.0%

Avnet, Inc.	24,965	876,521

Insight Enterprises, Inc.*	7,720	587,415

SYNNEX Corp.	4,038	328,854

		1,792,790

	Shares	Value ($)

IT Services 2.0%

Alliance Data Systems Corp.	9,391	695,873

Concentrix Corp.*	3,625	357,788

Leidos Holdings, Inc.	6,243	656,264

		1,709,925

Semiconductors & Semiconductor Equipment 1.3%

Cirrus Logic, Inc.*	9,449	776,708

ON Semiconductor Corp.*	10,558	345,563

		1,122,271

Software 2.1%

Cloudera, Inc.*	24,944	346,971

Verint Systems, Inc.*	21,689	1,457,067

		1,804,038

Materials 6.7%
Chemicals 3.3%

Albemarle Corp.	2,026	298,876

Avient Corp.	11,497	463,099

H.B. Fuller Co.	6,522	338,361

Kraton Corp.*	55,450	1,540,955

The Mosaic Co.	9,850	226,649

		2,867,940

Containers & Packaging 0.5%
Graphic Packaging Holding Co.	25,865	438,153

Metals & Mining 2.9%

Coeur Mining, Inc.*	118,553	1,227,023

Steel Dynamics, Inc.	36,117	1,331,634

		2,558,657

Real Estate 11.9%
Equity Real Estate Investment Trusts (REITs)

Agree Realty Corp.	21,068	1,402,708

Alexander & Baldwin, Inc. (a)	19,091	327,984

Duke Realty Corp.	26,566	1,061,843

Gaming and Leisure Properties, Inc.	33,868	1,436,003

Highwoods Properties, Inc.	28,630	1,134,607

Iron Mountain, Inc. (a)	8,465	249,548

Lexington Realty Trust	86,944	923,345

SITE Centers Corp.	70,528	713,743

STAG Industrial, Inc.	43,062	1,348,702

Urban Edge Properties	49,462	640,038

WP Carey, Inc.	15,714	1,109,094

		10,347,615

Utilities 3.9%
Electric Utilities 2.6%

IDACORP, Inc.	12,283	1,179,536

PG&E Corp.*	20,106	250,521

Pinnacle West Capital Corp.	11,000	879,450

		2,309,507

Gas Utilities 1.3%

ONE Gas, Inc.	7,459	572,628

UGI Corp.	14,947	522,547

		1,095,175
Total Common Stocks (Cost $72,335,884)		86,987,144

The accompanying notes are an integral part of the financial statements.

8	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

	Shares	Value ($)

Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (b) (c) (Cost $2,438,401)	2,438,401	2,438,401

Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.08% (b) (Cost $259,282)	259,282	259,282

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $75,033,567)	102.8	89,684,827
Other Assets and Liabilities, Net	(2.8)	(2,405,911)
Net Assets	100.0	87,278,916

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2020	Value ($) at 12/31/2020
Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.03% (b) (c)
1,984,280	454,121	(d)	—	—	—	93,629	—	2,438,401	2,438,401
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.08% (b)
487,000	9,898,169		10,125,887	—	—	4,566	—	259,282	259,282
2,471,280	10,352,290		10,125,887	—	—	98,195	—	2,697,683	2,697,683

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2020 amounted to $2,435,784, which is 2.8% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)

Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $81,945.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$86,987,144	$—	$—	$86,987,144
Short-Term Investments (e)	2,697,683	—	—	2,697,683
Total	$89,684,827	$—	$—	$89,684,827

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	9

Statement of

Assets and Liabilities

as of December 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $72,335,884) — including $2,435,784 of securities loaned	$86,987,144
Investment in DWS Government & Agency Securities Portfolio (cost $2,438,401)*	2,438,401
Investment in DWS Central Cash Management Government Fund (cost $259,282)	259,282
Receivable for Fund shares sold	8,446
Dividends receivable	155,364
Interest receivable	278
Other assets	1,568
Total assets	89,850,483

Liabilities
Payable upon return of securities loaned	2,438,401
Payable for Fund shares redeemed	11,285
Accrued management fee	45,579
Accrued Trustees’ fees	2,082
Other accrued expenses and payables	74,220
Total liabilities	2,571,567
Net assets, at value	$87,278,916

Net Assets Consist of
Distributable earnings (loss)	7,029,341
Paid-in capital	80,249,575
Net assets, at value	$87,278,916

Net Asset Value
Class A

Net Asset Value, offering and redemption price per share ($70,264,803 ÷ 5,853,631 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.00
Class B

Net Asset Value, offering and redemption price per share ($17,014,113 ÷ 1,418,467 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.99

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $81,945.

Statement of Operations

for the year ended December 31, 2020

Investment Income
Income:
Dividends	$1,737,184
Income distributions — DWS Cash Management Government Fund	4,566
Securities lending income, net of borrower rebates	93,629
Total income	$1,835,379
Expenses:
Management fee	498,541
Administration fee	74,858
Services to Shareholders	2,109
Record keeping fee (Class B)	17,901
Distribution service fees (Class B)	37,021
Custodian fee	3,153
Professional fees	51,408
Reports to shareholders	36,640
Trustees’ fees and expenses	4,352
Other	5,298
Total expenses before expense reductions	731,281
Expense reductions	(47,561)
Total expenses after expense reductions	683,720
Net investment income	1,151,659

Realized and Unrealized gain (loss)
Net realized gain (loss) from investments	(8,657,454)
Change in net unrealized appreciation (depreciation) on investments	5,071,194
Net gain (loss)	(3,586,260)
Net increase (decrease) in net assets resulting from operations	$(2,434,601)

The accompanying notes are an integral part of the financial statements.

10	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:
Net investment income (loss)	$1,151,659	$1,188,003
Net realized gain (loss)	(8,657,454)	6,244,068
Change in net unrealized appreciation (depreciation)	5,071,194	11,215,454
Net increase (decrease) in net assets resulting from operations	(2,434,601)	18,647,525
Distributions to shareholders:
Class A	(6,015,690)	(6,073,443)
Class B	(1,399,898)	(1,252,920)
Total distributions	(7,415,588)	(7,326,363)
Fund share transactions:
Class A
Proceeds from shares sold	5,262,531	3,385,798
Reinvestment of distributions	6,015,690	6,073,443
Payments for shares redeemed	(11,188,291)	(10,531,345)
Net increase (decrease) in net assets from Class A share transactions	89,930	(1,072,104)
Class B
Proceeds from shares sold	3,507,387	1,581,613
Reinvestment of distributions	1,399,898	1,252,920
Payments for shares redeemed	(3,035,924)	(3,209,519)
Net increase (decrease) in net assets from Class B share transactions	1,871,361	(374,986)
Increase (decrease) in net assets	(7,888,898)	9,874,072
Net assets at beginning of period	95,167,814	85,293,742

Net assets at end of period	$87,278,916	$95,167,814

Other Information
Class A
Shares outstanding at beginning of period	5,666,170	5,742,711
Shares sold	527,815	261,390
Shares issued to shareholders in reinvestment of distributions	725,656	468,268
Shares redeemed	(1,066,010)	(806,199)
Net increase (decrease) in Class A shares	187,461	(76,541)

Shares outstanding at end of period	5,853,631	5,666,170
Class B
Shares outstanding at beginning of period	1,216,620	1,243,269
Shares sold	321,995	121,577
Shares issued to shareholders in reinvestment of distributions	168,662	96,453
Shares redeemed	(288,810)	(244,679)
Net increase (decrease) in Class B shares	201,847	(26,649)

Shares outstanding at end of period	1,418,467	1,216,620

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	11

Financial Highlights

DWS Small Mid Cap Value VIP — Class A
	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.83	$12.21	$17.88	$16.65	$15.97
Income (loss) from investment operations:

Net investment income[a]	.16	.18	.10	.17	.15
Net realized and unrealized gain (loss)	(.90)	2.53 [d]	(2.47)	1.55	2.34
Total from investment operations	(.74)	2.71	(2.37)	1.72	2.49
Less distributions from:

Net investment income	(.16)	(.10)	(.24)	(.12)	(.10)
Net realized gains	(.93)	(.99)	(3.06)	(.37)	(1.71)
Total distributions	(1.09)	(1.09)	(3.30)	(.49)	(1.81)
Net asset value, end of period	$12.00	$13.83	$12.21	$17.88	$16.65
Total Return (%)[b]	(1.80)	22.76 [d]	(16.01)	10.52	16.89

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	78	70	96	153
Ratio of expenses before expense reductions (%)[c]	.88	.88	.87	.83	.83
Ratio of expenses after expense reductions (%)[c]	.82	.83	.81	.83	.82
Ratio of net investment income (%)	1.57	1.35	.65	.98	.99
Portfolio turnover rate (%)	43	55	64	35	53

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[d]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.

DWS Small Mid Cap Value VIP — Class B
	Years Ended December 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$13.82	$12.20	$17.86	$16.63	$15.95
Income (loss) from investment operations:

Net investment income[a]	.13	.13	.05	.11	.09
Net realized and unrealized gain (loss)	(.90)	2.53 [d]	(2.48)	1.55	2.34
Total from investment operations	(.77)	2.66	(2.43)	1.66	2.43
Less distributions from:

Net investment income	(.13)	(.05)	(.17)	(.06)	(.04)
Net realized gains	(.93)	(.99)	(3.06)	(.37)	(1.71)
Total distributions	(1.06)	(1.04)	(3.23)	(.43)	(1.75)
Net asset value, end of period	$11.99	$13.82	$12.20	$17.86	$16.63
Total Return (%)[b]	(2.18)	22.32 [d]	(16.32)	10.13	16.47

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	17	15	19	15
Ratio of expenses before expense reductions (%)[c]	1.25	1.25	1.24	1.19	1.19
Ratio of expenses after expense reductions (%)[c]	1.19	1.19	1.16	1.19	1.18
Ratio of net investment income (loss) (%)	1.21	.99	.30	.65	.57
Portfolio turnover rate (%)	43	55	64	35	53

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

[d]	Includes proceeds from a non-recurring litigation payment amounting to $0.14 per share and 1.07% of average daily net assets, for the year ended December 31, 2019.

The accompanying notes are an integral part of the financial statements.

12	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Value VIP (the “Fund”) is a diversified series of Deutsche DWS Variable Series II (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees of up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of up to 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	13

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas Inc. receives a management/administration fee (0.06% annualized effective rate as of December 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2020, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of December 31, 2020
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Common Stocks	$2,438,401	$—	$—	$81,945	$2,520,346

Gross amount of recognized liabilities and non-cash collateral for securities lending transactions:					$2,520,346

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $8,694,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,621,000) and long-term losses ($6,073,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a

14	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2020, the Fund’s components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$1,114,910
Capital loss carryforwards	$(8,694,000)
Unrealized appreciation (depreciation) on investments	$14,554,540

At December 31, 2020, the aggregate cost of investments for federal income tax purposes was $75,130,287. The net unrealized appreciation for all investments based on tax cost was $14,554,540. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $18,320,630 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,766,090.

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2020	2019
Distributions from ordinary income*	$1,300,909	$615,525
Distributions from long-term capital gains	$6,114,679	$6,710,838

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2020, purchases and sales of investment transactions (excluding short-term investments) aggregated $33,047,853 and $35,940,867, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	15

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.

For the period from January 1, 2020 through April 30, 2021, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.82%
Class B	1.19%

For the year ended December 31, 2020, fees waived and/or expenses reimbursed for each class were as follows:

Class A	$37,989
Class B	9,572
$47,561

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $74,858, of which $7,079 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2020, the amounts charged to the Fund by DSC were as follows:

Service to Shareholders	Total Aggregated	Unpaid at December 31, 2020
Class A	$742	$138
Class B	545	106
	$1,287	$244

Distribution Service Agreement. Under the Fund’s Class B 12b-1 plan, DWS Distributors, Inc. (“DDI”) received a fee (“Distribution Service Fee”) of up to 0.25% of the average daily net assets of Class B shares. For the year ended December 31, 2020, the Distribution Service Fee aggregated $37,021, of which $3,560 is unpaid.

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,175, of which $3,527 is unpaid.

16	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Ownership of the Fund

At December 31, 2020, one participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 69%. Four participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 29%, 19%, 18% and 12%.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2020.

F. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Variable Series II and Shareholders of DWS Small Mid Cap Value VIP:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Small Mid Cap Value VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series II) (the “Trust”), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series II) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 12, 2021

18	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Information About Your Fund’s Expenses	(Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2020 to December 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2020

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,286.20	$1,282.40
Expenses Paid per $1,000*	$4.71	$6.83

Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,021.01	$1,019.15
Expenses Paid per $1,000*	$4.17	$6.04

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	.82%	1.19%

For more information, please refer to the Fund’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	19

Tax Information	(Unaudited)

The Fund paid distributions of $0.90 per share from net long-term capital gains during its year ended December 31, 2020.

For corporate shareholders, 96% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2020, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

20	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Small Mid Cap Value VIP’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 4th quartile

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	21

of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective February 14, 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain

22	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	23

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—

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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

Officers[4]
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)

Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP	|	25

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

26	|	Deutsche DWS Variable Series II — DWS Small Mid Cap Value VIP

Notes

VS2SMCV-2 (R-025829-10 2/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche DWS Variable Series II

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$462,792	$0	$68,453	$0
2019	$554,948	$0	$92,483	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$650,763	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$68,453	$650,763	$0	$719,216
2019	$92,483	$740,482	$0	$832,965

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series II

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/12/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/12/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/12/2021